Execution Version

EIGHTH AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of July 29, 2025 and is entered into by and among ACCO Brands Corporation, a Delaware corporation (“Holdings”), ACCO Brands Australia Holding Pty. Ltd. (the “Australian Borrower”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) acting with the consent of each of the Required Lenders (as defined in the Credit Agreement referenced below), the Lenders party hereto (the “Consenting Lenders”) and the Guarantors listed on the signature pages hereto, and is made with reference to that certain Third Amended and Restated Credit Agreement, dated as of January 27, 2017 (as amended by the First Amendment to Third Amended and Restated Credit Agreement, dated as of July 26, 2018, the Second Amendment to Third Amended and Restated Credit Agreement, dated as of May 23, 2019, the Third Amendment to Third Amended and Restated Credit Agreement, dated as of May 1, 2020, the Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of November 10, 2020, the Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 2021, the LIBOR Transition Amendment dated as of December 8, 2021, the Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of November 7, 2022, the Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of October 30, 2024 and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”), by and among Holdings, certain Subsidiaries of Holdings from time to time party thereto, the lenders from time to time party thereto (the “Existing Lenders”) and the Administrative Agent. Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement.

RECITALS

WHEREAS, the Holdings has requested, and the Consenting Lenders, constituting the Required Lenders, are willing, on the terms and subject to the conditions set forth herein, to consent to, certain modifications to the Credit Agreement; and

WHEREAS, in connection with such modifications and as required under Section 11.01 of the Credit Agreement, Holdings has requested that Consenting Lenders, constituting the Required Lenders, execute and deliver this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.
AMENDMENTS TO LOAN DOCUMENTS
1.1
Eighth Amendment to Credit Agreement.
(a)
Holdings, the Consenting Lenders, the Administrative Agent and the other parties hereto agree that on the Eighth Amendment Closing Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Exhibit A hereto.

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SECTION II.
CONDITIONS TO THE EIGHTH AMENDMENT CLOSING DATE

This Amendment shall become a binding agreement of the parties hereto and effective on the date (the “Eighth Amendment Closing Date”) on which each of the following conditions precedent are satisfied or waived:

(a)
This Amendment shall have been duly executed by Holdings, the Borrowers, each other Loan Party, the Administrative Agent, the Consenting Lenders which constitute the Required Lenders and, in each case, duly executed counterparts thereof shall have been delivered to the Administrative Agent.
(b)
The Administrative Agent’s receipt of the following, each of which shall be originals, facsimiles or “pdf” or similar electronic format (in each such case, followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party and each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i)
a certificate of a Responsible Officer of each Loan Party certifying as to the Organization Documents thereof together with copies of the Organization Documents of such Loan Party annexed thereto;
(ii)
such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, the Amended Credit Agreement and the other Loan Documents to which such Loan Party is a party;
(iii)
a certificate attesting to the Solvency of Holdings and its Subsidiaries (taken as a whole) on the Eighth Amendment Closing Date after giving effect to this Amendment, from the chief financial officer of Holdings;
(iv)
a certificate attesting to the compliance with clauses (d), (e), (f) and (g) of this Section II on the Eighth Amendment Closing Date from a Responsible Officer of Holdings;
(c)
The Administrative Agent and the Lenders shall have received at least one (1) day prior to the Eighth Amendment Closing Date all documentation and other information reasonably requested in writing by them at least two (2) days prior to the Eighth Amendment Closing Date in order to allow the Administrative Agent and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Act and, if applicable, the Beneficial Ownership Regulation.
(d)
The representations and warranties contained in Article 5 of the Amended Credit Agreement shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.
(e)
There shall not exist any action, suit, investigation, litigation, proceeding, hearing or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of the Administrative Agent, singly or in the aggregate, materially impairs this Amendment or any of the other transactions contemplated by the Loan Documents, or that could reasonably be expected to have a Material Adverse Effect.

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(f)
There has been no change, occurrence or development since December 31, 2019 that could reasonably be expected to have a Material Adverse Effect.
(g)
No Default or Event of Default exists or shall exist or be continuing after giving effect to this Amendment.
(h)
The Administrative Agent shall have received from Holdings payment in immediately available funds of (x) all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) owing to the Administrative Agent pursuant to Section 11.04 of the Credit Agreement and Section 11.04 of the Amended Credit Agreement, as applicable, in connection with this Amendment, and (y) all other compensation required to be paid on or prior to the Eighth Amendment Closing Date pursuant to that certain Fee Letter, dated as of the date hereof by and among Holdings and BofA Securities, Inc.

Notwithstanding anything herein to the contrary, for purposes of determining compliance with the conditions specified in this Section II, each Consenting Lender shall be deemed satisfied with each document and each other matter required to be reasonably satisfactory to such Consenting Lender unless, prior to the Eighth Amendment Closing Date, the Administrative Agent receives notice from such Consenting Lender specifying such Consenting Lender’s objections.

SECTION III.
REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Consenting Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein and the Amended Credit Agreement, each Loan Party represents and warrants on and as of the Eighth Amendment Closing Date to each of the Administrative Agent and the Consenting Lenders as follows:

3.1
Existence, Qualification and Power. Each Loan Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute and deliver this Amendment and perform its obligations under, this Amendment, the Amended Credit Agreement and the other Loan Documents, as applicable.
3.2
Authorization; No Contravention. The execution and delivery of this Amendment and performance by each Loan Party of this Amendment and the Amended Credit Agreement has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.
3.3
Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required, except as have been obtained or made and are in full force and effect, in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, the Amended Credit Agreement or any other Loan Document to which such Loan Party is a party.

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3.4
Binding Effect. This Amendment has been duly executed and delivered by each of the Loan Parties party thereto. Each of this Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
3.5
Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article 5 of the Amended Credit Agreement are and will be true and correct in all material respects on and as of the Eighth Amendment Closing Date to the same extent as though made on and as of each such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.
3.6
Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
3.7
Beneficial Ownership. As of the Eighth Amendment Closing Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

SECTION IV.
ACKNOWLEDGMENT AND CONSENT; REAFFIRMATION

Each Loan Party hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents, including, without limitation, under each of the Pledge Agreements and the other Foreign Collateral Documents, to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby or by the Amended Credit Agreement, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents, including, without limitation, under each of the Pledge Agreements and the other Foreign Collateral Documents, to which it is a party, as supplemented, amended, amended and restated or otherwise modified in connection with this Amendment, the Amended Credit Agreement and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Amended Credit Agreement, the Collateral Documents to which it is a party, the U.S. Obligations Guaranty, the Foreign Obligations Guaranty and this Amendment and consents to the amendment of the Credit Agreement and the other Loan Documents effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document, including each of the Pledge Agreements and the other Foreign Collateral Documents, to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with such Loan Documents the payment and performance of all “Obligations” and any other obligations under each such Loan Document, including each of the Pledge Agreements and the other Foreign Collateral Documents, to which it is a party (in each case, as such terms are defined in the applicable Loan Document as the same may be amended as contemplated hereby).

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Each Guarantor acknowledges and agrees that each of the Loan Documents, including each of the Pledge Agreements and the other Foreign Collateral Documents, as the same may be amended as contemplated hereby to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to the Eighth Amendment Closing Date set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement and the other Loan Documents to which it is not a party effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment, the Amended Credit Agreement or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.

SECTION V.
MISCELLANEOUS
5.1
Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)
On and after the Eighth Amendment Closing Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(ii)
Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.
(iii)
The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Amended Credit Agreement or any of the other Loan Documents.
5.2
Headings. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.
5.3
Loan Document. This Amendment shall constitute a “Loan Document” under the terms of the Amended Credit Agreement.
5.4
Applicable Law; Miscellaneous. THIS AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. The provisions of Section 11.14 and Section 11.15 of the Amended Credit Agreement are incorporated by reference herein and made a part hereof.

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5.5
Counterparts. This Amendment may be executed in multiple counterparts and by different parties hereto in separate counterparts, all of which, taken together, shall constitute an original. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission (in .pdf format) will be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record (as defined herein) and may be executed using Electronic Signatures (as defined herein) (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the Borrower without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time
5.6
Further Assurances. Each of the Loan Parties shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by the Administrative Agent to effectuate the purposes of this Amendment.
5.7
No Novation. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS AND U.S. BORROWER: ACCO BRANDS CORPORATION

By: /s/ Deborah A. O’Connor___________

Name: Deborah A. O’Connor
Title: Executive Vice President and Chief Financial Officer

AUSTRALIAN BORROWER:

Executed by ACCO BRANDS AUSTRALIA

HOLDING PTY. LTD. in accordance with

Section 127 of the Corporations Act 2001

/s/ Deborah A. O’Connor Signature of director Name: Deborah A. O’Connor, a Responsible officer for the above-referenced company	/s/ Pamela R. Schneider Signature of director Name: Pamela R. Schneider, a Responsible officer for the above-referenced company

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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GUARANTORS: ACCO BRANDS CORPORATION

By: /s/ Deborah A. O’Connor____________
Name: Deborah A. O’Connor
Title: Executive Vice President and Chief Financial Officer

ACCO BRANDS USA LLC

By: /s/ Deborah A. O’Connor____________
Name: Deborah A. O’Connor
Title: Executive Vice President and Chief Financial Officer

GENERAL BINDING LLC

By: /s/ Deborah A. O’Connor____________
Name: Deborah A. O’Connor
Title: Vice President

ACCO BRANDS INTERNATIONAL, INC.

By: /s/ Deborah A. O’Connor____________
Name: Deborah A. O’Connor
Title: Vice President

ACCO EUROPE FINANCE HOLDINGS, LLC

By: /s/ Jagannath Bobji____________
Name: Jagannath Bobji
Title: Vice President and Treasurer

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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GBC INTERNATIONAL, INC.

By: /s/ Jagannath Bobji____________
Name: Jagannath Bobji
Title: Treasurer

ACCO INTERNATIONAL HOLDINGS, INC.

By: /s/ Deborah A. O’Connor____________
Name: Deborah A. O’Connor
Title: Vice President

NESCHEN GBC GRAPHIC FILMS, LLC

By: /s/ Pamela R. Schneider____________
Name: Pamela R. Schneider
Title: Supervisory Director

ESSELTE U.S. FV, LLC

By: /s/ Jagannath Bobji____________
Name: Jagannath Bobji
Title: Vice President and Treasurer

ESSELTE EUROPEAN HOLDINGS LLC

By: /s/ Deborah A. O’Connor____________
Name: Deborah A. O’Connor
Title: Vice President and Treasurer

ESSELTE LLC

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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By: /s/ Jagannath Bobji____________
Name: Jagannath Bobji
Title: Vice President and Treasurer

ESSELTE HOLDINGS LLC

By: /s/ Deborah A. O’Connor____________
Name: Deborah A. O’Connor
Title: Vice President and Treasurer

ELECTRA USA LLC

By: /s/ Pamela R. Schneider____________
Name: Pamela R. Schneider
Title: Vice President and Secretary

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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Executed by ACCO BRANDS AUSTRALIA HOLDING PTY LTD in accordance with section 127 of the Corporations Act 2001

/s/ Deborah A. O’Connor___________ Signature of director Name: Deborah A. O’Connor, a Responsible officer for the above-referenced company

/s/ Pamela R. Schneider___________

Signature of director

Name: Pamela R. Schneider, a Responsible officer for the above-referenced company

Executed by ACCO BRANDS AUSTRALIA PTY LIMITED in accordance with section 127 of the Corporations Act 2001

/s/ Deborah A. O’Connor___________ Signature of director Name: Deborah A. O’Connor, a Responsible officer for the above-referenced company

/s/ Pamela R. Schneider___________

Signature of director

Name: Pamela R. Schneider, a Responsible officer for the above-referenced company

Schedule 2

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BANK OF AMERICA, N.A.,

as Administrative Agent and Consenting Lender

By: /s/ Jonathan M. Phillips_______________

Jonathan M. Phillips

Senior Vice President

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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BARCLAYS BANK PLC,

as Consenting Lender

By: /s/ Ritam Bhalla_____________

Ritam Bhalla

Director

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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CAPITAL ONE, NATIONAL ASSOCIATION,

as Consenting Lender

By: /s/ Paul Shaer_____________

Paul Shaer

Duly Authorized Signatory

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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HSBC Bank USA N.A.,

as Consenting Lender

By: /s/ John L Church_____________

John L Church

Authorized Signatory

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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The Northern Trust Company,

as Consenting Lender

By: /s/ Lisa DeCristofaro_____________

Lisa DeCristofaro, SVP

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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PNC Bank, National Association,

as Consenting Lender

By: /s/ Sarah Powel_____________

Name: Sarah Powel

Title: Assistant Vice President

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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TRUIST BANK,

as Consenting Lender

By: /s/ Steve Curran_____________

Steve Curran, Director

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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Exhibit A

Amended Credit Agreement

[Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement]

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Conformed Third Amended and Restated Credit Agreement

As amended by the First Amendment dated July 26, 2018,

the Second Amendment dated May 23, 2019

the Third Amendment dated May 1, 2020

the Fourth Amendment dated November 10, 2020

the Fifth Amendment dated March 31, 2021

the Libor Transition Amendment dated December 8, 2021

the Sixth Amendment dated November 7, 2022

~~and~~ the Seventh Amendment dated October 30, 2024

and the Eighth Amendment dated July 29, 2025

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

DATED AS OF JANUARY 27, 2017

AMONG

ACCO BRANDS CORPORATION
and
CERTAIN SUBSIDIARIES FROM TIME TO TIME PARTY HERETO,
as Borrowers

VARIOUS LENDERS,

BOFA SECURITIES, INC.,
BARCLAYS BANK PLC,
BMO CAPITAL MARKETS CORP,
PNC BANK CAPITAL MARKETS LLC,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
as Joint Lead Arrangers and Joint Bookrunners,

BARCLAYS BANK PLC,
BMO CAPITAL MARKETS CORP,
PNC BANK, NATIONAL ASSOCIATION,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION
as Syndication Agents

CAPITAL ONE, NATIONAL ASSOCIATION
and
KEYBANK NATIONAL ASSOCIATION,
as Co-Documentation Agents

AND

BANK OF AMERICA, N.A.,
as Administrative Agent

________________________________________________________

$467,500,000.00 multicurrency revolving Credit Facility
€122,890,001.85 eur term loan a Facility

________________________________________________________

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|US-DOCS\~~154586305.5~~161591729.9|| | |

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CONTENTS

Page

Article 1 Definitions and Accounting Terms 3

Section 1.01 Defined Terms 3

Section 1.02 Other Interpretive Provisions 67

Section 1.03 Accounting Terms 68

Section 1.04 Rounding 68

Section 1.05 Times of Day 69

Section 1.06 Letter of Credit Amounts 69

Section 1.07 Currency Equivalents Generally; Change of Currency 69

Section 1.08 Additional Alternative Currencies 69

Section 1.09 Additional Borrowers 70

Section 1.10 Timing of Payment or Performance 71

Section 1.11 Interest Rates 71

Section 1.12 Limited Condition Acquisitions 71

Article 2 The Commitments and Credit Extensions 72

Section 2.01 The Loans 72

Section 2.02 Borrowings, Conversions and Continuations of Loans 73

Section 2.03 Letters of Credit 75

Section 2.04 Swing Line Loans 83

Section 2.05 Prepayments 86

Section 2.06 Termination or Reduction of Commitments 89

Section 2.07 Repayment of Loans 89

Section 2.08 Interest 91

Section 2.09 Fees 92

Section 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate 92

Section 2.11 Evidence of Debt. 93

Section 2.12 Payments Generally; Administrative Agent’s Clawback 93

Section 2.13 Sharing of Payments by Lenders 95

Section 2.14 Incremental Facilities 96

Section 2.15 Cash Collateral 99

Section 2.16 Defaulting Lenders 100

Section 2.17 Nature of Obligations 102

Article 3 Taxes, Yield Protection and Illegality 104

Section 3.01 Taxes 104

Section 3.02 Illegality 108

Section 3.03 Inability to Determine Rates 109

Section 3.04 Increased Costs; Reserves on Agreed Currency Rate Loans, SARON Loans, GBP Daily Rate Loans and Term CORRA Rate Loans 112

Section 3.05 Compensation for Losses 113

Section 3.06 Mitigation Obligations; Replacement of Lenders. 114

Section 3.07 Survival 114

Article 4 Conditions Precedent 115

Section 4.01 Conditions Precedent to the SpinCo Closing Date 115

Section 4.02 Conditions Precedent to the Original Closing Date 115

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(continued)

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Section 4.03 Conditions to All Credit Extensions after the Original Closing Date 115

Section 4.04 Conditions Precedent to Effectiveness of Second Amendment 115

Section 4.05 Conditions Precedent to Effectiveness of Third Amendment to Amended and Restated Credit Agreement 115

Section 4.06 Conditions Precedent to Effectiveness of Third Amendment to Second Amended and Restated Credit Agreement 116

Article 5 Representations and Warranties 116

Section 5.01 Existence, Qualification and Power 116

Section 5.02 Authorization; No Contravention 116

Section 5.03 Governmental Authorization; Other Consents 116

Section 5.04 Binding Effect 116

Section 5.05 Financial Statements; No Material Adverse Effect 117

Section 5.06 Litigation 117

Section 5.07 No Default 117

Section 5.08 Ownership of Property; Liens 117

Section 5.09 Environmental 118

Section 5.10 Insurance 119

Section 5.11 Taxes 119

Section 5.12 ERISA Compliance 119

Section 5.13 Subsidiaries; Equity Interests 120

Section 5.14 Margin Regulations; Investment Company Act 120

Section 5.15 Disclosure 121

Section 5.16 Compliance with Laws 121

Section 5.17 Taxpayer Identification Number 121

Section 5.18 Intellectual Property; Licenses, Etc 121

Section 5.19 Solvency 121

Section 5.20 Collateral Documents 121

Section 5.21 Senior Debt 122

Section 5.22 OFAC 122

Section 5.23 Foreign Corrupt Practices Act 122

Section 5.24 Compliance with EU Bail-in Regulation 122

Section 5.25 Anti-Corruption Laws 122

Article 6 Affirmative Covenants 122

Section 6.01 Financial Statements 122

Section 6.02 Certificates; Other Information 123

Section 6.03 Notices 125

Section 6.04 Preservation of Existence, Etc 126

Section 6.05 Maintenance of Properties 126

Section 6.06 Maintenance of Insurance 126

Section 6.07 Compliance with Laws 127

Section 6.08 Books and Records 127

Section 6.09 Inspection Rights 127

Section 6.10 Use of Proceeds 127

Section 6.11 Covenant to Guarantee Obligations and Give Security 127

Section 6.12 Compliance with Environmental Laws 128

Section 6.13 Preparation of Environmental Reports 128

Section 6.14 [Reserved] 129

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(continued)

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Section 6.15 Further Assurances 129

Section 6.16 Ratings 129

Section 6.17 PPSA Policies and steps 129

Section 6.18 MIRE Events 129

Section 6.19 Anti-Corruption Laws; Sanctions 129

Article 7 Negative Covenants 129

Section 7.01 Liens 130

Section 7.02 Investments 132

Section 7.03 Indebtedness 134

Section 7.04 Fundamental Changes 137

Section 7.05 Dispositions 137

Section 7.06 Restricted Payments 139

Section 7.07 Change in Nature of Business 140

Section 7.08 Transactions with Affiliates 140

Section 7.09 Restrictive Agreements 141

Section 7.10 Use of Proceeds 141

Section 7.11 Financial Covenants 141

Section 7.12 Amendments of Organization Documents 142

Section 7.13 Accounting Changes 142

Section 7.14 Prepayments of Indebtedness 142

Section 7.15 Sale-Leaseback Transactions 142

Section 7.16 Amendments of Indebtedness 142

Section 7.17 Limitation on Activities of Australian Borrower 143

Section 7.18 Sanctions 143

Section 7.19 Anti-Corruption Laws 143

Article 8 Events of Default and Remedies 143

Section 8.01 Events of Default 143

Section 8.02 Remedies Upon Event of Default 145

Section 8.03 Application of Funds 146

Article 9 Administrative Agent 146

Section 9.01 Appointment and Authority 146

Section 9.02 Rights as a Lender 147

Section 9.03 Exculpatory Provisions 147

Section 9.04 Reliance 148

Section 9.05 Delegation of Duties 148

Section 9.06 Resignation of Administrative Agent 148

Section 9.07 Non-Reliance on Administrative Agent, the Arrangers and the Other Lenders 149

Section 9.08 No Other Duties, Etc 150

Section 9.09 Administrative Agent May File Proofs of Claim 150

Section 9.10 Collateral and Guaranty Matters 150

Section 9.11 Secured Cash Management Agreements, Secured Hedge Agreements and Specified Supply Chain Agreements 151

Section 9.12 Certain ERISA Matters 152

Section 9.13 Recovery of Erroneous Payments 153

Article 10 Debt Allocation Mechanism 153

Section 10.01 Implementation of DAM 153

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(continued)

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Section 10.02 Letters of Credit 154

Section 10.03 Net Payments Upon Implementation of DAM Exchange 155

Article 11 Miscellaneous 156

Section 11.01 Amendments, Etc 156

Section 11.02 Notices; Effectiveness; Electronic Communication 159

Section 11.03 No Waiver; Cumulative Remedies; Enforcement 161

Section 11.04 Expenses; Indemnity; Damage Waiver 161

Section 11.05 Payments Set Aside 163

Section 11.06 Successors and Assigns 164

Section 11.07 Treatment of Certain Information; Confidentiality 168

Section 11.08 Right of Setoff 169

Section 11.09 Interest Rate Limitation 169

Section 11.10 Integration 170

Section 11.11 Survival of Representations and Warranties 170

Section 11.12 Severability 170

Section 11.13 Replacement of Lenders 170

Section 11.14 Governing Law; Jurisdiction; Etc 171

Section 11.15 Waiver of Jury Trial 172

Section 11.16 No Advisory or Fiduciary Responsibility 172

Section 11.17 Electronic Execution of Assignments and Certain Other Documents 173

Section 11.18 USA PATRIOT Act 173

Section 11.19 Judgment Currency 174

Section 11.20 Holdings as Agent for Borrowers 174

Section 11.21 Waiver of Sovereign Immunity 174

Section 11.22 Independence of Covenants 175

Section 11.23 Lenders as Perfection Agents 175

Section 11.24 Effect of Amendment and Restatement of the Second Amended and Restated Credit Agreement 175

Section 11.25 Ratification of Loan Documents 175

Section 11.26 Swedish law Security Confirmation 176

Section 11.27 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 176

Section 11.28 Consent regarding Dissolution of ACCO Brands Colombia 176

Section 11.29 Acknowledgement Regarding Any Supported QFCs 176

Section 11.30 The Banking Code of Practice 177

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SCHEDULES

1.01A	Existing Letters of Credit
1.01B	Agreed Security Principles
1.01C	Real Property Subject to Mortgage and Estoppel Requirements (Third Restatement Date)
2.01	Commitments and Applicable Percentages
5.08(c)	Owned Real Property
5.08(d)(i)	Leased Real Property (Lessee)
5.08(d)(ii)	Leased Real Property (Lessor)
5.11	Tax Sharing Agreements
5.13	Subsidiaries; Other Equity Investments
7.01(b)	Certain Liens
7.02(h)	Certain Investments
7.03	Existing Indebtedness
7.08	Existing Affiliate Transactions
11.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of
A-1	Committed Loan Notice
A-2	Conversion/Continuation Notice
A-3	Swing Line Loan Notice
A-4	Prepayment Notice
A-5	Swing Line Loan Prepayment Notice
B	Revolving Credit Note
C-1	Australian Dollar Term A Note
C-2	Euro Term A Note
C-3	U.S. Dollar Term A Note
C-4	Term B Note
D	Compliance Certificate
E-1	Assignment and Assumption
E-2	Administrative Questionnaire
F	Incremental Joinder Agreement
G-1 through G-4	U.S. Tax Compliance Certificates
H	Foreign Obligations Guaranty
I	Borrower Joinder Agreement
J	Estoppel
K	U.S. Mortgage

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THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of January 27, 2017 (this “Agreement”), among ACCO BRANDS CORPORATION, a Delaware corporation (“Holdings”), each Domestic Subsidiary of Holdings that becomes a party hereto pursuant to Section 1.09 by execution of a joinder hereto and is designated therein as a “U.S. Borrower” (together with Holdings, collectively, the “U.S. Borrowers”), ACCO Brands Australia Holding Pty. Ltd. (the “Australian Borrower”), each Foreign Subsidiary of Holdings that becomes a party hereto pursuant to Section 1.09 by execution of a joinder hereto and is designated therein as a “Foreign Borrower” (together with the Australian Borrower, collectively, the “Foreign Borrowers”; and the Foreign Borrowers together with the U.S. Borrowers, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as administrative agent (capitalized terms used but not defined in this preamble having the meaning given such terms in Article 1 below).

WITNESSETH

WHEREAS, Holdings entered into that certain Credit Agreement, dated as of March 26, 2012, among Holdings, certain Subsidiaries of Holdings party thereto from time to time, each lender from time to time party thereto, Barclays Bank PLC, as original administrative agent, and Bank of Montreal, as original multicurrency administrative agent (as amended by the First Amendment to Credit Agreement, dated December 10, 2012, and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the Restatement Date (as defined below), the “Original Credit Agreement”);

WHEREAS, pursuant to the Original Credit Agreement, the Lenders (as defined in the Original Credit Agreement) extended credit in the form of (a) Term Loans (as defined in the Original Credit Agreement) on the Original Closing Date and the SpinCo Closing Date, as applicable, in an aggregate principal amount equal to $770,000,000 (or U.S. Dollar Equivalent thereof) and (b) Revolving Credit Loans (as defined in the Original Credit Agreement) at any time and from time to time prior to the applicable Maturity Date (as defined in the Original Credit Agreement) in an aggregate principal amount at any time outstanding not in excess of $250,000,000 (or U.S. Dollar Equivalent thereof);

WHEREAS, the Required Lenders (as defined in the Original Credit Agreement) and other parties to the Second Amendment to Credit Agreement agreed to amend and restate the Original Credit Agreement in its entirety to read as set forth in the Amended and Restated Credit Agreement dated as of May 13, 2013, among Holdings, certain Subsidiaries of Holdings from party thereto from time to time, each lender from time to time party thereto, Barclays Bank PLC, as original administrative agent, Bank of Montreal, as original multicurrency administrative agent, Bank of America, N.A., as successor administrative agent (as amended by the First Amendment to Amended and Restated Credit Agreement, dated July 19, 2013, as further amended by that Second Amendment to Credit Agreement, dated as of June 26, 2014, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Amended and Restated Credit Agreement”) to, among other things, (a) exchange and/or replace the existing U.S. Dollar Term A Loans (as defined in the Original Credit Agreement) with the Term A Loans, (b) prepay in full the Canadian Dollar Term A Loans (as defined in the Original Credit Agreement) to the extent not already paid, (c) prepay in full the existing Term B Loans (as defined in the Original Credit Agreement) and (d) replace the existing Revolving Credit Facilities (as defined in the Original Credit Agreement) with the Revolving Credit Facility and, in connection therewith, (1) the grants of security interests and Liens under and pursuant to the Loan Documents continued unaltered to secure, guarantee, support and otherwise benefit the Obligations of Holdings and the other Loan Parties under the Original Credit Agreement and each other Loan Document and each of the foregoing continued in full force and effect in accordance with its terms except as expressly amended thereby or by the Second Amendment, and the parties thereto ratified and confirmed the terms thereof as being in full force and effect and unaltered

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by the Second Amendment and (2) it was agreed and understood that the Amended and Restated Credit Agreement did not constitute a novation, satisfaction, payment or reborrowing of any Obligation under the Original Credit Agreement or any other Loan Document except as expressly modified by the Amended and Restated Credit Agreement, nor did it operate as a waiver of any right, power or remedy of any Lender under any Loan Document;

WHEREAS, the Required Lenders (as defined in the Amended and Restated Credit Agreement) and other parties to the Third Amendment to Amended and Restated Credit Agreement agreed to amend and restate the Amended and Restated Credit Agreement in its entirety to read as set forth in the Second Amended and Restated Credit Agreement dated as of April 28, 2015, among Holdings, certain Subsidiaries of Holdings from time to time party thereto, each lender from time to time party thereto and Bank of America, N.A., as administrative agent (as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated July 7, 2015, as further amended by that Second Amendment and Additional Borrower Consent, dated as of May 1, 2016, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Second Amended and Restated Credit Agreement”) and to, among other things, (a) continue the existing Term A Loans (as defined in the Second Amended and Restated Credit Agreement), (b) make additional Term A Loans, (c) continue the Revolving Credit Facility (as defined below) and (d) make available additional Revolving Credit Commitments, and it was agreed by such parties that the “Obligations” under (and as defined in) the Amended and Restated Credit Agreement (including indemnification obligations) shall be governed by and deemed to be outstanding under the Second Amended and Restated Credit Agreement with the intent that the terms of the Second Amended and Restated Credit Agreement shall supersede the terms of the Amended and Restated Credit Agreement (which shall thereafter have no further effect upon the parties thereto other than with respect to any action, event, representation, warranty or covenant occurring, made or applying prior to the Second Restatement Effective Date), and all references to the Original Credit Agreement or the Amended and Restated Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof; provided that (1) the grants of security interests and Liens under and pursuant to the Loan Documents continued unaltered to secure, guarantee, support and otherwise benefit the Obligations of the Borrower and the other Loan Parties under the Original Credit Agreement, the Amended and Restated Credit Agreement and the Second Amended and Restated Credit Agreement and each other Loan Document and each of the foregoing continued in full force and effect in accordance with its terms except as expressly amended thereby or by the Third Amendment to Amended and Restated Credit Agreement, and the parties thereto ratified and confirmed the terms thereof as being in full force and effect and unaltered by the Third Amendment to Amended and Restated Credit Agreement and (2) it is agreed and understood that the Second Amended and Restated Credit Agreement did not constitute a novation, satisfaction, payment or re-borrowing of any Obligation under the Original Credit Agreement, the Amended and Restated Credit Agreement or any other Loan Document except as expressly modified by the Second Amended and Restated Credit Agreement, nor did it operate as a waiver of any right, power or remedy of any Lender under any Loan Document;

WHEREAS, the Required Lenders (as defined in the Second Amended and Restated Credit Agreement) and other parties to the Third Amendment have agreed to amend and restate the Second Amended and Restated Credit Agreement in its entirety to read as set forth in the Third Amended and Restated Credit Agreement, dated as of January 27, 2017 (as amended by the First Amendment and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Third Amended and Restated Credit Agreement”) to, among other things, (a) reflect the repayment, in full, of the existing Term A Loans (as defined in the Second Amended and Restated Credit Agreement) on the Third Restatement Date, (b) continue the existing Australian Dollar Term A Loans (as defined below) as amended and restated by this Agreement, (c) establish a tranche of Euro-denominated Term A Loans in the form of the Euro Term A Loans, (d) continue the Revolving Credit Facility (as defined below) as amended and restated by this Agreement and (e) make available additional Revolving Credit Commitments,

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and it has been agreed by such parties that the “Obligations” under (and as defined in) the Second Amended and Restated Credit Agreement (including indemnification obligations) shall be governed by and deemed to be outstanding under this Agreement with the intent that the terms of this Agreement shall supersede the terms of the Second Amended and Restated Credit Agreement (which shall hereafter have no further effect upon the parties thereto other than with respect to any action, event, representation, warranty or covenant occurring, made or applying prior to the Third Restatement Date), and all references to the Original Credit Agreement, the Amended and Restated Credit Agreement or the Second Amended and Restated Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof; provided that (1) the grants of security interests and Liens under and pursuant to the Loan Documents shall continue unaltered to secure, guarantee, support and otherwise benefit the Obligations of the Borrower and the other Loan Parties under the Original Credit Agreement, the Amended and Restated Credit Agreement, the Second Amended and Restated Credit Agreement and this Agreement and each other Loan Document and each of the foregoing shall continue in full force and effect in accordance with its terms except as expressly amended thereby or hereby or by the Third Amendment, and the parties thereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Agreement and (2) it is agreed and understood that this Agreement does not constitute a novation, satisfaction, payment or re-borrowing of any Obligation under the Original Credit Agreement, the Amended and Restated Credit Agreement, the Second Amended and Restated Credit Agreement or any other Loan Document except as expressly modified by this Agreement, nor does it operate as a waiver of any right, power or remedy of any Lender under any Loan Document; and

WHEREAS, pursuant to the Second Amendment to Third Amended and Restated Credit Agreement (as defined below), Holdings has requested, and the Administrative Agent, the lenders party thereto and the other Persons party thereto have agreed, to amend this Agreement on the terms and conditions contained herein and pursuant to the Second Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

Article 1
Definitions and Accounting Terms

Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“2029 Notes” means the 4.25% senior notes of Holdings due 2029, in an aggregate principal amount not to exceed $575,000,000 outstanding under the 2029 Notes Indenture.
“2029 Notes Documents” means the 2029 Notes Indenture, the 2029 Notes and each other document or agreement relating to the issuance of the 2029 Notes.
“2029 Notes Indenture” means the indenture dated as of March 15, 2021, by and among Holdings, as issuer, the guarantors named therein, and Wells Fargo Bank, National Association, as trustee, under which the 2029 Notes are issued.
“ABEH Shares Contribution” means the contribution by ACCO Brands International, Inc. and ACCO Europe International Holdings LLC to ACCO Dutch Finance Holdings C.V. of 100% of the partnership interests of ACCO Brands Europe Holdings LP.
“Acquisition” means the acquisition by Holdings, directly or indirectly through one or more of its wholly-owned Subsidiaries, of 100% of the Equity Interests of Esselte Group Holdings AB.

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“Acquisition Agreement” means the Share Purchase Agreement, dated as of October 21, 2016, by and among Esselte Group Holdings (Luxembourg) S.A., as Vendor, ACCO Europe Limited, as Purchaser, and ACCO Brands Corporation, as Purchaser Guarantor.
“Act” has the meaning specified in Section 11.18.
“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify Holdings and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit E-2 or any other form approved by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent Parties” has the meaning specified in Section 11.02(c).
“Agents” mean the Administrative Agent, the Syndication Agents and the Co-Documentation Agents.
“Aggregate Commitments” means the Commitments of all the Lenders.
“Agreed Currency” means Dollars or any Alternative Currency, as applicable.
“Agreed Currency Rate” means, other than for U.S. Dollars:

(i) for any Interest Period, with respect to any Credit Extension:

a) denominated in Japanese Yen, the rate per annum equal to the Tokyo Interbank Offer Rate (“TIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the Rate Determination Date with a term equivalent to such Interest Period;

b) denominated in Euros, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), or a comparable or successor rate which rate is approved by the Administrative Agent and Holdings, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “EURIBOR Rate”) at or about 11:00a.m. (Brussels, Belgium time) on the Interest Rate Determination Date with a term equivalent to such Interest Period; and

c) denominated in any other Agreed Currency, the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.08.

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provided that (x) to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (y) if the Agreed Currency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

“Agreed Currency Rate Loan” means a Revolving Credit Loan or a Term Loan that bears interest at a rate based on the definition of “Agreed Currency Rate”.
“Agreed Security Principles” means those principles set forth on Schedule 1.01B.
“Agreement” has the meaning assigned to such term in the preamble to this Third Amended and Restated Credit Agreement.
“Agreement Currency” has the meaning specified in Section 11.19.
“All-in Yield” means, as to any Indebtedness, the yield thereon as reasonably determined by the Administrative Agent taking into account the interest rate, margin, original issue discount, up-front fees and increases in the Relevant Rate or Base Rate floor; provided that original issue discount and up-front fees shall be equated to interest rate assuming a 4-year life to maturity and provided, further, that “All-in Yield” shall not include arrangement, underwriting, structuring or similar fees paid to arrangers or fees that are not paid ratably to the lenders providing such Indebtedness.
“Alternative Currency” means (i) with respect to Revolving Credit Loans, Canadian Dollars, Euros, Swiss Francs, Pounds Sterling and Australian Dollars or any other lawful currency (other than U.S. Dollars) that is readily available and freely transferable and convertible into U.S. Dollars subject to the consents required pursuant to Section 1.08(a) and (ii) with respect to Letters of Credit, Hong Kong Dollars, Canadian Dollars, Euros, Pounds Sterling and Australian Dollars or any other lawful currency (other than U.S. Dollars) that is readily available and freely transferable and convertible into U.S. Dollars subject to the consents required pursuant to Section 1.08(a).
“Alternative Currency Sublimit” means an amount equal to the lesser of the Revolving Credit Commitments and $300,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Revolving Credit Commitments.
“Amended and Restated Credit Agreement” has the meaning specified in the recitals to this Agreement.
“Annual Financial Statements” means the unqualified audited consolidated balance sheets of Holdings and its Subsidiaries and the consolidated statements of operations, Stockholders’ Equity and cash flows of Holdings and its Subsidiaries for the three latest Fiscal Years ending more than ninety (90) days prior to the Third Restatement Date.
“Applicable Authority” means (a) with respect to SOFR, the SOFR Administrator or any Governmental Authority having jurisdiction over the Administrative Agent or the SOFR Administrator with respect to its publication of SOFR, in each case acting in such capacity and (b) with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Agreed Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of the applicable Relevant Rate, in each case acting in such capacity.

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“Applicable Indebtedness” has the meaning provided in the definition of “Weighted Average Life to Maturity”.
“Applicable Percentage” means (a) with respect to any Term A Lender at any time, the percentage (carried out to the ninth decimal place) of the aggregate principal amount of all Term A Loans then outstanding represented by the principal amount of such Term A Lender’s Term A Loans at such time, (b) with respect to any Term B Lender at any time, the percentage (carried out to the ninth decimal place) of the aggregate principal amount of all Term B Loans then outstanding represented by the principal amount of such Term B Lender’s Term B Loans at such time and (c) with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place), the numerator of which is the Revolving Credit Commitment of such Revolving Credit Lender and the denominator of which is the aggregate amount of the Revolving Credit Commitments; provided that if the commitment of each Revolving Credit Lender to make Revolving Credit Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Revolving Credit Commitments have expired, then the Applicable Percentage of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Applicable Percentage of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. The Applicable Percentage of any Lender is subject to adjustment as provided in Section 2.16.
“Applicable Rate” means

(a) in respect of any of the Term A Facilities and the Revolving Credit Facility~~,~~  from the Seventh Amendment Closing Date to the date following the Seventh Amendment Closing Date on which a Compliance Certificate is delivered pursuant to Section 6.02(a) in respect of the first fiscal quarter ended after the Seventh Amendment Closing Date, Pricing Level 2 shall apply, and, for any fiscal quarter ended thereafter (other than during the Covenant Relief Period) the applicable percentage set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated Leverage Ratio	Term SOFR / Daily SOFR / Agreed Currency Rate / SARON / GBP Daily Rate / Australian BBSR Rate /Term Corra Rate / Daily SOFR / Australian Base Rate / Letter of Credit Fees (financial)	Base Rate	Letter of Credit Fees (commercial)	Letter of Credit Fees (performance)
1	> 4.25 to 1.00	2.25%	1.25%	0.50%	1.125%

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Pricing Level	Consolidated Leverage Ratio	Term SOFR / Daily SOFR / Agreed Currency Rate / SARON / GBP Daily Rate / Australian BBSR Rate /Term Corra Rate / Daily SOFR / Australian Base Rate / Letter of Credit Fees (financial)	Base Rate	Letter of Credit Fees (commercial)	Letter of Credit Fees (performance)
2	≤ 4.25 to 1.00 and > 3.50 to 1.00	2.00%	1.00%	0.45%	1.000%
3	≤ 3.50 to 1.00 and > 2.50 to 1.00	1.75%	0.75%	0.40%	0.875%
4	≤ 2.50 to 1.00	1.50%	0.50%	0.30%	0.750%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

(b) in respect of any of the Term A Facilities and the Revolving Credit Facility for any fiscal quarter ended after the Eighth Amendment Closing Date to the expiration date of the Covenant Relief Period the applicable percentage set forth below:

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Term SOFR / Daily SOFR / Agreed Currency Rate / SARON / GBP Daily Rate / Australian BBSR Rate /Term Corra Rate / Daily SOFR / Australian Base Rate / Letter of Credit Fees (financial)	Base Rate	Letter of Credit Fees (commercial)	Letter of Credit Fees (performance)
2.25%	1.25%	0.50%	1.125%

Notwithstanding anything to the contrary contained in this definition, (i) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (ii) the Applicable Rate shall be set at Pricing Level 1 as of the Eighth Amendment Closing Date and shall remain in effect during the Covenant Relief Period.

“Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time.
“Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.
“Appraisal” has the meaning provided in the definition of “Collateral and Guaranty Requirements”.
“Appropriate Lender” means, at any time, (a) with respect to any of the Term A Facilities, any Term B Facility, any Revolving Credit Facility, or any Series of the Incremental Term Loan Facility, a Lender that has a Commitment with respect to such Facility or holds a Term A Loan, a Term B Loan, a Revolving Credit Loan, an Incremental Term A Loan or an Incremental Term B Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means BofA Securities, Inc., Barclays Bank PLC, BMO Capital Markets Corp., PNC BANK, National Association and Wells Fargo Bank, National Association, in their capacity as joint lead arrangers and joint bookrunners.
“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

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“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any Person whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, if applicable, in each case, in substantially the form of Exhibit E-1 or any other form approved by the Administrative Agent.
“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.
“AUD Incremental Joinder Agreement” means the Incremental Joinder Agreement, dated as of May 1, 2016, by and among Holdings, certain Subsidiaries of Holdings party thereto, the Australian Dollar Term A Lenders party thereto and the Administrative Agent.
“Australian Base Rate” means, with respect to Swing Line Loans denominated in Australian Dollars, on each day any such Swing Line Loan is outstanding, a fluctuating rate per annum equal to the rate announced from time to time by the Reserve Bank of Australia as the “cash rate” at or about 10:30 a.m. (Sydney time) on such day. If such rate is not available at such time for any reason, then the “Australian Base Rate” shall be the rate per annum as otherwise agreed to by the applicable Australian Borrower and the Swing Line Lender; provided, that (x) if the Australian Borrower and the Swing Line Lender are unable to mutually agree on an acceptable rate, the Swing Line Lender shall be under no obligation to provide Swing Line Loans denominated in Australian Dollars and (y) if the Australian Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in such rate shall take effect at the opening of business on the Business Day of such change.
“Australian Base Rate Loan” means a Loan made hereunder with respect to which the interest rate is calculated by reference to the Australian Base Rate. Australian Base Rate Loans may be denominated in Australian Dollars only.
“Australian BBSR Rate” means, with respect to each Interest Period for an Australian BBSR Rate Loan, the rate per annum equal to the Bank Bill Swap Reference Rate or the successor thereto as approved by the Administrative Agent (“BBSY”) as published by Bloomberg (or such other page or commercially available source providing BBSY quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (Sydney time) two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent with a term equivalent to such Interest Period or if such Interest Period is not equal to a number of months, with a term equivalent to the number of months closest to such Interest Period); provided that if such rate is not available at such time for any reason, the Administrative Agent may substitute such rate with a reasonably acceptable alternative published interest rate that adequately reflects the all-in-cost of funds to the Administrative Agent for funding such Type of Credit Extension; and further provided, however, that at no time will the Australian BBSR Rate be deemed to be less than 0% per annum.
“Australian BBSR Rate Loan” means a Revolving Credit Loan or Australian Dollar Term A Loan made in Australian Dollars and bearing interest based on the Australian BBSR Rate.
“Australian Borrower” means ACCO Brands Australia Holding Pty. Ltd., a Foreign Subsidiary of Holdings formed under the laws of Australia.

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“Australian Dollar Term A Borrowers” means, collectively, the Australian Borrower and each other Borrower that becomes a borrower under the Australian Dollar Term A Facility pursuant to Section 1.09.
“Australian Dollar Term A Borrowing” means a borrowing consisting of one or more simultaneous Australian Dollar Term A Loans of the same Type under the Australian Dollar Term A Facility.
“Australian Dollar Term A Commitment” means, as to each Australian Dollar Term A Lender, its obligation to make Australian Dollar Term A Loans to the Australian Dollar Term A Borrowers and pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Australian Dollar Term A Lender’s name on Schedule 2.01 under the caption “Australian Dollar Term A Commitment” or opposite such caption in the Assignment and Assumption or Master Assignment pursuant to which such Australian Dollar Term A Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Second Amendment Closing Date, the aggregate amount of the Australian Dollar Term A Commitments of the Australian Dollar Term A Lenders is AUD $61,000,000.
“Australian Dollar Term A Facility” means, at any time, (a) on or prior to the Third Restatement Date, the aggregate amount of the Australian Dollar Term A Commitments at such time together with the aggregate principal amount of the Australian Dollar Term A Loans of all Australian Dollar Term A Lenders outstanding at such time and (b) thereafter, the aggregate principal amount of the Australian Dollar Term A Loans of all Australian Dollar Term A Lenders outstanding at such time.
“Australian Dollar Term A Installment Payment Date” has the meaning specified in Section 2.07(a).
“Australian Dollar Term A Lender” means (a) at any time on or prior to the Third Restatement Date, any Lender that has an Australian Dollar Term A Commitment at such time together with any Lender that holds Australian Dollar Term A Loans at such time and (b) at any time after the Third Restatement Date, any Lender that holds Australian Dollar Term A Loans at such time.
“Australian Dollar Term A Loan” means any Loan made by any Australian Dollar Term A Lender under the Australian Dollar Term A Facility pursuant to Section 2.01(a). On the Second Amendment Closing Date, after giving effect to the making of the Australian Dollar Term A Loans to be made on such date, the aggregate outstanding principal amount of Australian Dollar Term A Loans shall be AUD $61,000,000.
“Australian Dollar Term A Note” means a promissory note made by an Australian Dollar Term A Borrower, in favor of an Australian Dollar Term A Lender evidencing Australian Dollar Term A Loans made by such Australian Dollar Term A Lender, in substantially the form of Exhibit C-1.
“Australian Dollars” and “AUD” means the lawful currency of the Commonwealth of Australia.
“Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b)(iii).
“Availability Period” means, in respect of the Revolving Credit Facility, the period from and including the Third Restatement Date to the earliest of (i) the Maturity Date, (ii) the date of termination of the Revolving Credit Commitments pursuant to Section 2.06 and (iii) the date of termination of the commitment of each Revolving Credit Lender, to make Revolving Credit Loans, and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

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“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank of America” means Bank of America, N.A. and its successors.
“Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1.00% and (c) the Term SOFR that would be payable on such day for a Term SOFR Loan with a one-month Interest Period plus 1.00%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate.
“BBSY” has the meaning specified in the definition of “Australian BBSR Rate”.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Borrower Joinder Agreement” means an agreement in substantially the form of Exhibit I or any other form approved by the Administrative Agent.
“Borrower Materials” has the meaning specified in Section 6.02.
“Borrower Notice” has the meaning specified in the definition of “Collateral and Guaranty Requirements”.
“Borrower Obligations” means the Foreign Borrower Obligations and/or the U.S. Borrower Obligations, as applicable, and shall include any Obligations owing to the Administrative Agent, the L/C Issuer or any Lender by any entity that becomes a borrower hereunder after the Restatement Date pursuant to Section 1.09 or otherwise.

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“Borrowers” has the meaning specified in the preamble to this Agreement.
“Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing, a Term A Borrowing, a Term B Borrowing or an Incremental Borrowing, as the context may require.
“Brazil” means the Federative Republic of Brazil.

“Brazilian Real” and “BRL” means the lawful currency of the Brazil.

“Business Day” means (a) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, (b) with respect to all notices, determinations, fundings and payments in connection with, and payments of principal and interest on, Agreed Currency Rate Loans, any day which is a Business Day described in clause (a) and (v) with respect to U.S. Dollars, any U.S. Government Securities Business Day, (w) with respect to Euro, any Business Day that is also a TARGET Day, (x) with respect to Swiss Francs, is a day other than when banks are closed for settlement and payments of foreign exchange transactions in Zurich because such day is a Saturday, Sunday or a legal holiday under the laws of Switzerland; (y) with respect to Japanese Yen, a day other than when banks are closed for general business in Japan; or (z) if such day relates to any interest rate settings as to an Agreed Currency Rate Loan denominated in a currency other than Swiss Francs or Japanese Yen, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the applicable offshore interbank market for such currency, (c) with respect to all notices, determinations, fundings and payments in connection with, and payments of principal and interest on, Australian BBSR Rate Loans, any day which is a Business Day described in clause (a) and which is also a day which is not a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in Sydney, Australia, (d) with respect to all notices, determinations, fundings and payments in connection with, and payments of principal and interest on, Term CORRA Loans, any day which is a Business Day described in clause (a) and which is also a day which is not a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in Toronto, Ontario and (e) with respect to all notices, determinations, fundings and payments in connection with, and payments of principal and interest on, GBP Daily Rate Loans, any day which is a Business Day described in clause (a) and which is also not a day on which banks are closed for general business in London because such day is a legal holiday under the laws of the United Kingdom.
“Canadian Dollars” or “Cdn.$” means the lawful currency of Canada.
“Canadian Insolvency Law” means any of the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), and the Winding-Up and Restructuring Act (Canada), each as now and hereafter in effect, and any successors to such statutes and any proceeding under applicable corporate law seeking an arrangement of, or stay of proceedings to enforce, some or all of the debts of a corporation.
“Canadian Pledge Agreement” means each of the Amended and Restated Canadian Pledge Agreements (as defined in the Second Amendment).
“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition or maintenance of any fixed or capital asset, in each case, that are capitalized in accordance with GAAP.

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“Capital Lease” means, with respect to any Person, any lease that is required by GAAP to be capitalized on a balance sheet of such Person.
“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, L/C Issuer or Swing Line Lender (as applicable) and the Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the L/C Issuer or Swing Line Lender benefiting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) Administrative Agent and (b) the L/C Issuer or the Swing Line Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalents” means any of the following types of Investments, to the extent owned by Holdings or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents and other Liens permitted hereunder):

(i) readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof;

(ii) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 365 days from the date of acquisition thereof;

(iii) commercial paper issued by any Person organized under the laws of any state of the United States and maturing no more than 365 days from the time of the acquisition thereof, and having, at the time of acquisition thereof, a rating of A-1 (or the then equivalent grade) or better from S&P or P-1 (or the then equivalent grade) or better from Moody’s;

(iv) Investments made by Foreign Subsidiaries organized under the laws of Brazil in (i) readily marketable obligations issued or directly and fully guaranteed or insured by the federal government of Brazil or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof (unless otherwise classified as a current asset pursuant to clause (e) below), provided, that the full faith and credit of the federal government of Brazil is pledged in support thereof, and (ii) repurchase obligations with underlying securities of the type described in this clause (d); and

(v) Investments, classified in accordance with GAAP as current assets of Holdings or any of its Subsidiaries, in money market investment programs having daily liquidity and the portfolios of which have at least 95% of its assets in Investments of the character, quality and maturity described in clauses (a), (b), (c) and, to the extent classified in accordance with GAAP as current assets of a Subsidiary organized under the laws of Brazil, clause (d) of this definition.

“Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, card services (including services related to credit cards,

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including purchasing and commercial cards, prepaid cards, including payroll, stored value and gift cards, merchant services processing and debit cards), bank guarantees, electronic funds transfer and other cash management arrangements.
“Cash Management Bank” means any Person that, at the time it enters into a Cash Management Agreement with any Loan Party or any Subsidiary, is a Lender, the Administrative Agent or an Arranger or an Affiliate of a Lender, the Administrative Agent or an Arranger, in its capacity as a party to such Cash Management Agreement.
“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, and any rules or regulations promulgated thereunder.
“CFC Subsidiary” means any Subsidiary that is a controlled foreign corporation for purposes of Section 957 of the Code.
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.
“Change of Control” means the occurrence of any of the following:

(i) (1) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Holdings and its Subsidiaries taken as a whole to any “person” (as such term is used in Section 13(d)(3) of the Exchange Act) or (2) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of Holdings or its Subsidiaries and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of Holdings entitled to vote for members of the board of directors or equivalent governing body of Holdings on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(ii) the failure of Holdings to own and control, directly or indirectly, all of the economic and voting rights associated with all of the Equity Interests of any Borrower (other than Holdings);

(iii) after giving effect to any changes to the composition of the board of directors or other equivalent governing body of Holdings on or immediately after the Original Closing Date in connection with the Original Closing Date Transaction, during any period of 12 consecutive

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months, a majority of the members of the board of directors or other equivalent governing body of Holdings cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or

(iv) a “Change of Control”, “Change in Control” or similar event shall occur under any 2029 Notes Document, any Qualified Preferred Stock (or any documentation governing the same) or any other Indebtedness of Holdings or any of its Subsidiaries with an aggregate principal amount in excess of the Threshold Amount (to the extent that the occurrence of such event permits the holders of Indebtedness thereunder to accelerate the maturity thereof or to resell such other Indebtedness to Holdings, or requires Holdings to repay or redeem, or offer to repurchase, such Indebtedness prior to the stated maturity thereof).

“CME” means CME Group Benchmark Administration Limited.
“Co-Documentation Agents” mean Capital One, National Association and KeyBank National Association, in their capacities as co-documentation agents.
“Code” means the Internal Revenue Code of 1986, as amended (unless otherwise provided herein).
“Collateral” means all of the “Collateral”, “Pledged Collateral”, and “Mortgaged Property” or similar property no matter how defined or referred to in the Collateral Documents and all of the other property provided as collateral security under the terms of the Collateral Documents.
“Collateral and Guaranty Compliance Event” has the meaning specified in Section 6.11.
“Collateral and Guaranty Requirements” means, at any time, the requirement that:

(i) the Administrative Agent shall have received from each Person that becomes a U.S. Guarantor after the Restatement Date, a supplement to the U.S. Obligations Guaranty, in the form specified therein, duly executed and delivered by such U.S. Guarantor;

(ii) to the extent any Foreign Borrower becomes a party to this Agreement after the Restatement Date pursuant to Section 1.09, the Administrative Agent shall have received from each U.S. Loan Party and Foreign Guarantor either (i) a counterpart of the Foreign Obligations Guaranty duly executed and delivered by such U.S. Loan Party and such Foreign Guarantor dated as of such date or (ii) in the case of any Person that becomes a U.S. Loan Party or a Foreign Guarantor after such date, a supplement to the Foreign Obligations Guaranty, in the form specified therein, duly executed and delivered by such U.S. Loan Party or such Foreign Guarantor;

(iii) the Administrative Agent shall have received from each Person that becomes a U.S. Loan Party after the Restatement Date, a supplement to the U.S. Security Agreement in favor of the Administrative Agent (for the benefit of the applicable Secured Parties), in the form specified therein, duly executed and delivered by such U.S. Loan Party;

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(iv) the Administrative Agent shall have received from each Subsidiary of Holdings (other than a U.S. Loan Party) that becomes a party to this Agreement as a Borrower after the Restatement Date pursuant to Section 1.09, and from each Subsidiary of each such Borrower that is organized under the laws of the same jurisdiction of such Borrower (it being understood that entities formed under the laws of different states, provinces, or other localities of the same country as that of a Borrower shall be considered to be of the same jurisdiction as such Borrower for such purposes), security, pledge or similar agreements (each, an “Other Foreign Security Agreement”) granting first priority security interests (subject only to Permitted Liens) in all present and after-acquired personal property in favor of the Administrative Agent (for the benefit of the applicable Secured Parties) securing all of the Obligations and any guarantee thereof (except as otherwise provided in paragraph 1.2(h) of the Agreed Security Principles);

(v) (x) the Administrative Agent shall have received from each Person that becomes a U.S. Loan Party that directly holds any Equity Interests in any Subsidiary of Holdings (other than any Immaterial Subsidiary) and shall have received, in the case of any Person that becomes a U.S. Loan Party and from each Person (each, an “Other Pledgor”) that directly holds any Equity Interests in any Loan Party (other than Holdings) that is a Borrower or is organized under the laws of the same jurisdiction as a Borrower (it being understood that entities formed under the laws of different states, provinces or other localities as the same country as that of a Borrower shall be considered to be of the same jurisdiction), in each case after the Restatement Date, the Pledge Agreements duly executed and delivered by each such U.S. Loan Party or such Other Pledgor in favor of the Administrative Agent (for the benefit of the applicable Secured Parties), that it determines, based on the advice of counsel, to be necessary or advisable in connection with the pledge of such Equity Interests or any supplements to such Pledge Agreements (in the form specified therein), based on the advice of counsel, duly executed and delivered by such U.S. Loan Party and (y) the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests (other than uncertificated Equity Interests) pledged in clause (x) above together with stock powers or other instruments of transfer with respect thereto endorsed in blank, in the case of any U.S. Loan Party securing all of the Obligations (subject to the Agreed Security Principles) and in the case of any Other Pledgor securing all of the Obligations and any guarantee thereof (except as otherwise provided in paragraph 1.2(h) of the Agreed Security Principles);

(vi) (x) the Administrative Agent shall have received from each Subsidiary of Holdings (other than a U.S. Borrower) that becomes a party to this Agreement as a Borrower after the Restatement Date pursuant to Section 1.09 and from each Subsidiary of each such Borrower that is organized under the laws of the same jurisdiction of such Borrower (it being understood that entities organized under the laws of different states, provinces, or other localities of the same country as that of a Borrower shall be considered to be of the same jurisdiction as such Borrower for such purposes), that directly holds any Equity Interests in any other Subsidiary of Holdings pledge agreements duly executed and delivered by each such Foreign Loan Party in favor of the Administrative Agent (for the benefit of the applicable Secured Parties), that it determines, based on the advice of counsel, to be necessary or advisable in connection with the pledge of such Equity Interests (each an “Other Foreign Pledge Agreement”) and (y) the Administrative Agent shall have received certificates or other instruments representing all such Equity Interests (other than uncertificated Equity Interests) pledged in clause (x) above together with stock powers or other instruments of transfer with respect thereto endorsed in blank, in each case securing all of the Obligations and any guarantee thereof (except as otherwise provided in paragraph 1.2(h) of the Agreed Security Principles);

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(vii) subject to the provisions set forth in Section VI of the Third Amendment, all indebtedness of Holdings, the other Borrowers and each Subsidiary of Holdings that is owing to any U.S. Loan Party (other than obligations owing to the Loan Parties that do not individually or in the aggregate exceed $2,000,000 or the U.S. Dollar Equivalent thereof in any other currency) shall be evidenced by an intercompany note or by a promissory note or an instrument in form reasonably satisfactory to the Administrative Agent and shall be pledged pursuant to the U.S. Security Agreement (or other applicable Collateral Document) to secure all of the Obligations (subject to the Agreed Security Principles) and the Administrative Agent shall have received all such promissory notes or instruments, together with note powers or other instruments of transfer with respect thereto endorsed in blank;

(viii) all indebtedness of Holdings, the other Borrowers and each Subsidiary of Holdings that is owing to any Subsidiary of Holdings (other than a U.S. Loan Party) that becomes a party to this Agreement as a Borrower after the Restatement Date pursuant to Section 1.09 and from each Subsidiary of each such Borrower that is organized under the laws of the same jurisdiction of such Borrower (it being understood that entities organized under the laws of different states, provinces, or other localities of the same country as that of a Borrower shall be considered to be of the same jurisdiction as such Borrower for such purposes) (other than obligations owing to such Loan Parties that do not individually or in the aggregate exceed $2,000,000 or the U.S. Dollar Equivalent thereof in any other currency) shall be evidenced by an intercompany note or by a promissory note or an instrument in form reasonably satisfactory to the Administrative Agent and, shall have been pledged pursuant to an Other Foreign Security Agreement (or other applicable Collateral Document) to secure all of the Obligations and any guarantee thereof (except as otherwise provided in paragraph 1.2(h) of the Agreed Security Principles), and the Administrative Agent shall have received all such promissory notes or instruments, together with note powers or other instruments of transfer with respect thereto endorsed in blank;

(ix) subject to the provisions set forth in Section VI of the Second Amendment to Third Amended and Restated Credit Agreement, (i) Borrower shall have used commercially reasonable efforts to cause to be delivered to the Administrative Agent Estoppels, executed by each of the lessors of the leased real properties located in the United States listed on Schedule 1.01C and each other leased real property located in the United States in, on or about which the applicable Loan Party stores, keeps or uses personal property with a fair market value of $1,000,000 or more, which real property is leased at any time after the Original Closing Date by a Loan Party (or leased by a Person when it becomes a Loan Party) and (ii) subject to clause (ix)(10) below, the Administrative Agent shall have received deeds of trust, trust deeds, deeds to secure debt and mortgages (collectively, the “U.S. Mortgages”), each in substantially the form of Exhibit K or any other form approved by the Administrative Agent and covering the real properties located in the United States and listed on Schedule 1.01C or acquired after the Original Closing Date by any Loan Party (or owned by any Person when it becomes a Loan Party) with a fair market value greater than $1,000,000 (each such property, a “U.S. Mortgaged Property”) securing all of the Obligations (subject to the Agreed Security Principles), duly executed by the appropriate Loan Party, together with:

1. evidence that counterparts of the U.S. Mortgages with respect to such U.S. Mortgaged Properties (or, to the extent applicable with respect to Section 6.18, amendments to such U.S. Mortgages together with owner’s title affidavits and any other documents required in connection therewith) have been duly executed, acknowledged and delivered and are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create a valid first and subsisting Lien on the property described therein in favor of the Administrative Agent for the benefit of the applicable Secured

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Parties and that all filing, documentary, stamp, intangible and recording taxes and fees have been paid;

2. fully paid American Land Title Association Lender’s Extended Coverage title insurance policies (the “Mortgage Policies”) with respect to such U.S. Mortgaged Properties (other than as set forth in the proviso below), with endorsements and in amounts acceptable to the Administrative Agent, issued, coinsured and reinsured by title insurers acceptable to the Administrative Agent, insuring the U.S. Mortgages to be valid first and subsisting Liens on the property described therein, free and clear of all defects (including mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Liens, and providing for such other affirmative insurance (including endorsements for future advances under the Loan Documents, for mechanics’ and materialmen’s Liens and for zoning of the applicable property) and such coinsurance and direct access reinsurance as the Administrative Agent may deem necessary or desirable; provided, that no Mortgage Policy shall be required with respect to the U.S. Mortgaged Property located at One Willow Lane, East Texas, Pennsylvania solely to the extent such U.S. Mortgaged Property is Disposed of within 180 days after the Restatement Date (it being understood that if such U.S. Mortgaged Property is not Disposed of within 180 days of the Restatement Date (or such longer period of time as may be extended by the Administrative Agent in its reasonable discretion), Holdings shall cause to be issued in accordance with this paragraph (2) a Mortgage Policy for such U.S. Mortgaged Property on such 180th day (or such later date as extended by the Administrative Agent in its reasonable discretion));

3. American Land Title Association/American Congress on Surveying and Mapping form surveys with respect to such U.S. Mortgaged Properties, for which all necessary fees (where applicable) have been paid, and which are sufficient to permit the applicable title insurance company to waive any survey exception, certified to the Administrative Agent and the issuer of the Mortgage Policies in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the States in which the property described in such surveys is located and acceptable to the Administrative Agent, showing all buildings and other improvements, any off-site improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects acceptable to the Administrative Agent (the “Surveys”); provided, that with respect to U.S. Mortgaged Properties set forth on Schedule 1.01C and owned by Holdings or any of its Subsidiaries as of the Signing Date, this requirement shall have been deemed met on the Third Restatement Date by the delivery of Surveys for such U.S. Mortgaged Properties pursuant to the Original Credit Agreement, the Amended and Restated Credit Agreement, or the Second Amended and Restated Credit Agreement, as applicable (provided, that the applicable title insurer will issue “extended coverage” for the Mortgage Policies based on the same);

4. engineering, soils and other reports and environmental assessment reports as to the properties described in the U.S. Mortgages, from professional firms acceptable to the Administrative Agent (the “Real Property Reports”); provided that with respect to U.S. Mortgaged Properties set forth on Schedule 1.01C and owned by Holdings or any of its Subsidiaries as of the Signing Date, this requirement shall have been deemed met on the Third Restatement Date by the delivery of Real Property Reports for such U.S. Mortgaged Properties pursuant to the Original Credit Agreement, the Amended and Restated Credit Agreement, or the Second Amended and Restated Credit Agreement, as applicable;

5. without limiting clause (7) below, evidence of the insurance required by the terms of the U.S. Mortgages and this Agreement;

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6. an appraisal of each of the U.S. Mortgaged Properties complying with the requirements of the Federal Financial Institutions Reform, Recovery and Enforcement Act of 1989 (the “Appraisals”); provided that with respect to U.S. Mortgaged Properties set forth on Schedule 1.01C and owned by Holdings or any of its Subsidiaries as of the Signing Date, this requirement shall have been deemed met on the Third Restatement Date by the delivery of Appraisals for such U.S. Mortgaged Properties pursuant to the Original Credit Agreement, the Amended and Restated Credit Agreement, or the Second Amended and Restated Credit Agreement, as applicable;

7. the following documents (collectively, the “Flood Documents”) with respect to the U.S. Mortgaged Properties: (A) a completed standard “life of loan” flood hazard determination form (a “Flood Determination Form”), (B) if the improvement(s) to the applicable improved real property is located in a special flood hazard area, a notification to the applicable Borrower (“Borrower Notice”) and (if applicable) notification to the applicable Borrower that flood insurance coverage under the National Flood Insurance Program (“NFIP”) is not available because the community does not participate in the NFIP, (C) documentation evidencing the applicable Borrower’s receipt of the Borrower Notice (e.g., countersigned Borrower Notice, return receipt of certified U.S. Mail or overnight delivery), and (D) if the Borrower Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of the flood insurance policy or such other evidence of flood insurance satisfactory to the Administrative Agent (any of the foregoing being “Evidence of Flood Insurance”);

8. an opinion of counsel (which counsel shall be reasonably satisfactory to the Administrative Agent) in each state in which a U.S. Mortgaged Property is located with respect to the enforceability of the U.S. Mortgage(s) to be recorded in each such state and such other matters as the Administrative Agent may request, in each case in form and substance reasonably satisfactory to the Administrative Agent (the “Real Estate Opinions”); provided, that no such Real Estate Opinions shall be required on the Third Restatement Date with respect to U.S. Mortgages for U.S. Mortgaged Properties set forth on Schedule 1.01C and owned by Holdings or any of its Subsidiaries as of the Signing Date;

9. such other customary documents as the Administrative Agent may reasonably request with respect to such U.S. Mortgage or U.S. Mortgaged Property;

10. (A) within 10 days after any acquisition of any U.S. Mortgaged Property after the Second Amendment Closing Date, furnish to the Administrative Agent a description of the property so acquired in detail satisfactory to the Administrative Agent and (B) within 60 days after any such acquisition, but not less than 45 days following delivery of such notice, execute and deliver any U.S. Mortgages and any other document, and provide such information contemplated by the foregoing;

(x) the Administrative Agent shall have received deeds of trust, trust deeds, deeds to secure debt and mortgages, or similar documents in any applicable jurisdiction (collectively, the “Other Foreign Mortgages”), each in form and substance reasonably satisfactory to the Administrative Agent and covering the real properties not located in the United States owned by any Loan Party securing all of the Obligations and any guarantee thereof (except as otherwise provided in paragraph 1.2(h) of the Agreed Security Principles), duly executed by the appropriate Loan Party, together with such documents substantially similar to those documents listed in clauses (i)(1) through (9) above as are relevant in the applicable jurisdiction, and such additional documents as the Administrative Agent may reasonably require to provide a valid and continuing security interest in such real properties;

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(xi) the Administrative Agent shall have received from Holdings and each other Loan Party fully executed Control Agreements with respect to their Deposit Accounts and Securities Accounts (other than Excluded Accounts; provided that the Administrative Agent may in its reasonable discretion and at any time request that Control Agreements be duly executed and delivered to the Administrative Agent with respect to Excluded Accounts described in clause (y) of the definition thereof), which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(xii) the Administrative Agent shall have received copies of UCC, United States Patent and Trademark Office, United States Copyright Office, insolvency, tax and judgment lien searches or equivalent reports or searches with respect to each Loan Party, as applicable, each of a recent date listing all financing statements, lien notices or comparable documents that name such Loan Party as debtor and that are filed in those jurisdictions in which any property of such Loan Party is located, is organized or maintains its principal place of business or chief executive office and such other searches as the Administrative Agent reasonably deems necessary or appropriate;

(xiii) all documents, instruments, forms and statements, required by law or reasonably requested by the Administrative Agent to be filed, registered, duly stamped or recorded to create the Liens intended to be created by the applicable Collateral Documents and perfect such Liens to the extent required by, and with the priority required by, such Collateral Document, shall have been filed, registered, duly stamped or recorded or delivered to the Administrative Agent for filing, registration, stamping or recording and all filing, registration, stamping or recording duty or other fee shall have been paid (at the expense of the Borrowers); and

(xiv) the Administrative Agent shall have received such other customary documentation reasonably requested by the Administrative Agent including, without limitation, estoppels, confirmations, subordinations, favorable legal opinions of counsel to such Person (which shall cover, among other things, the legality, binding effect and enforceability of the documentation referred to in and the creation and perfection of Liens contemplated by this definition of Collateral and Guaranty Requirements) and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by the results of a search made with respect to any Loan Party in the jurisdiction of organization or chief executive office of such Loan Party or the jurisdiction in which property of such Loan Party is located and copies of the financing statements (or similar documents) disclosed by such search (in each case to the extent such searches and copies are made available to such Loan Party) are Permitted Liens or shall have been terminated and released;

provided, that the foregoing definition shall be subject to the Agreed Security Principles. The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance or legal opinions with respect to particular assets or to obtain documentation from Persons not Affiliated with any Loan Party where it determines that perfection or the obtaining of such third party documentation cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.

“Collateral Documents” means, collectively, the U.S. Collateral Documents and the Foreign Collateral Documents.
“Commitment” means a Term A Commitment, a Term B Commitment, Revolving Credit Commitment, an Incremental Revolving Commitment, an Incremental Term Loan A Commitment or an Incremental Term Loan B, as the context may require.
“Commitment Fee Rate” means,

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(a) from the Seventh Amendment Closing Date to the date following the Seventh Amendment Closing Date on which a Compliance Certificate is delivered pursuant to Section 6.02(a) in respect of the first fiscal quarter ended after the Seventh Amendment Closing Date, 0.350%, and, for any fiscal quarter ended thereafter (other than during the Covenant Relief Period), the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated Leverage Ratio	Commitment Fee Rate
1	> 4.25 to 1.00	0.375%
2	≤ 4.25 to 1.00 and > 3.50 to 1.00	0.350%
3	≤ 3.50 to 1.00 and > 2.50 to 1.00	0.300%
4	≤ 2.50 to 1.00	0.250%

Any increase or decrease in the Commitment Fee Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered (and thereafter the Pricing Level otherwise determined in accordance with this definition shall apply).

(b) from the Eighth Amendment Closing Date to the expiration date of the Covenant Relief Period an applicable percentage per annum equal to 0.375%.

Notwithstanding anything to the contrary contained in this definition, (i) the determination of the Commitment Fee Rate for any period shall be subject to the provisions of Section 2.10(b) and (ii) the Commitment Fee Rate shall be set at Pricing Level 1 as of the Eighth Amendment Closing Date and shall remain in effect during the Covenant Relief Period.
“Committed Loan Notice” means a notice of a Term A Borrowing, a Term B Borrowing, a Revolving Credit Borrowing or an Incremental Borrowing, which shall be in substantially the form of Exhibit A-2 or any other form approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.
“Commodity Exchange Act” means the Commodity Exchange Act (7. U.S.C. §§ 1 et seq.), as amended from time to time, and any successor statute.
“Compliance Certificate” means a certificate in substantially the form of Exhibit D or any other form approved by the Administrative Agent.
“Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, SONIA, SARON or any proposed Successor Rate for an Agreed Currency, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “SONIA”, “SARON”, “CORRA”, “Term CORRA”, “Term CORRA Rate” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or

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continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Agreed Currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Agreed Currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).
“Covenant Relief Period” means the period from and including the Eighth Amendment Closing Date through and including December 31, 2026.
“Consolidated Cash Interest Expense” means, for any Measurement Period, consolidated interest expense payable in cash in such period (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest), in each case, of or by Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period (net of cash interest income), excluding, however, any upfront and one-time financing fees, including amortization of original issue discount (to the extent included in consolidated interest expense for such period) and any non-cash interest expense accrued by Holdings and its Subsidiaries as a result of any Permitted Pension Withdrawal Liability.
“Consolidated Current Assets” means, as at any date of determination, the total assets of a Person and its Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding cash and Cash Equivalents, any asset related to the Specified Brazilian Tax Payment and deferred income taxes.
“Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of a Person and its Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding deferred income taxes, any liability related to the Specified Brazilian Tax Payment and the current portion of long term debt.
“Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period, plus the following, without duplication, to the extent deducted in calculating such Consolidated Net Income: (a) consolidated interest expense, (b) the provision for federal, state, local and foreign income and franchise taxes payable (calculated net of federal, state, local and foreign income tax credits) and other taxes, interest and penalties included under GAAP in income tax expense, (c) depreciation and amortization expenses (including amortization of goodwill and other intangibles), (d) other non-recurring expenses, write-offs, write-downs or impairment charges which do not represent a cash item in such period (or in any future period) (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period and any non-cash charge, expense or loss relating to write-offs, write-downs or reserves with respect to accounts receivable or inventory), (e) non-cash charges or expenses related to stock-based compensation, (f) non-cash charges (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period and any non-cash charge, expense or loss relating to write-offs, write-downs or reserves with respect to accounts receivable or inventory), (g) (i) cash charges incurred by Holdings and its Subsidiaries in connection with severance, restructuring, retention and integration costs with respect to the personnel, assets and operations of Holdings and its Subsidiaries in an amount not to exceed, in the case of this clause (i), 15.0% of Consolidated EBITDA for such Measurement Period, plus (ii) cash charges constituting Third Restatement Date Transactions Costs, in an aggregate amount not to

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exceed in the case of this clause (ii), $5,000,000, (h) one-time advisory, financing, legal, accounting, and consulting cash expenses incurred by Holdings and its Subsidiaries in connection with Permitted Acquisitions not constituting the consideration for the Permitted Acquisition and (i) non-cash losses and expenses resulting from fair value accounting (as permitted by Accounting Standard Codification Topic No. 825-10-25 – Fair Value Option or any similar accounting standard) and minus, without duplication, (x) any amount included in Consolidated EBITDA for such Measurement Period in respect of cancellation of debt income arising as a result of the repurchase of Indebtedness (including notes or bank loans) by Holdings, (y) non-cash gains included in Consolidated Net Income for such Measurement Period (excluding any non-cash gain to the extent it represents the reversal of an accrual or a reserve for a potential cash gain in any prior period) and (z) interest income.
Solely for the purpose of the computations of the Consolidated Leverage Ratio, the Consolidated Interest Coverage Ratio, if there has occurred a Permitted Acquisition or Disposition of assets during the relevant period, Consolidated EBITDA shall be calculated on a Pro Forma Basis (as defined below) pursuant to this definition. For purposes of this definition, “Pro Forma Basis” means, with respect to the preparation of pro forma financial statements for the purpose of the adjustment to Consolidated EBITDA (1) relating to any Permitted Acquisition, on the basis that (A) any Indebtedness incurred or assumed in connection with such acquisition was incurred or assumed on the first day of the applicable period, (B) if such Indebtedness bears a floating interest rate, such interest shall be paid over the pro forma period either at the rate in effect on the date of such acquisition or the applicable rate experienced over the period (to the extent known), and (C) all income and expense associated with the assets or entity acquired in connection with such Permitted Acquisition for the most recently ended four fiscal quarter period for which such income and expense amounts are available shall be treated as being earned or incurred by Holdings and its Subsidiaries on a pro forma basis for the portion of the applicable period occurring prior to the date such acquisition or consolidation has occurred after giving effect to cost savings, operating expenses, reductions, or other operating improvements and acquisition synergies that are reasonably identifiable and factually supportable, projected by Holdings in good faith to be realized during such period (calculated on a pro forma basis as though such items had been realized on the first day of such period) as a result of actions taken by Holdings or any Subsidiary in connection with such Permitted Acquisition and net of the amount of actual benefits realized during such period from such actions that are otherwise included in the calculation of Consolidated EBITDA; provided that (i) the aggregate amount of cost savings additions made pursuant to this clause (C) in any four consecutive fiscal quarter period shall not exceed 10% of Consolidated EBITDA for such period prior to giving effect to this clause (C); and (ii) at the time any such calculation pursuant to this clause (C) is made, Holdings shall deliver to the Administrative Agent a certificate signed by a Responsible Officer (which may be the Compliance Certificate) setting forth reasonably detailed calculations in respect of the matters referred to in this clause (C) as well as the relevant factual support in respect thereof; and (2) relating to any Disposition of assets, a pro forma adjustment of Consolidated EBITDA, to include, as of the first day of any applicable period, such Dispositions, including adjustments reflecting any non-recurring costs and any extraordinary expenses of any such permitted asset dispositions consummated during such period.
“Consolidated Funded Indebtedness” means, as of any date of determination, for Holdings and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations as determined in accordance with GAAP, whether current or long-term, for borrowed money (including the Obligations hereunder and any Indebtedness in respect of Receivables Program Obligations) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all direct non-contingent obligations arising in connection with letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and (ii) contingent earn-outs, hold-backs and other deferred payment of consideration in Permitted Acquisitions to the extent not fixed and

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payable), (e) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than Holdings or any Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which Holdings or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to Holdings or such Subsidiary. Notwithstanding the foregoing or anything to the contrary herein, clause (a) of the definition of Consolidated Funded Indebtedness shall not include obligations under Permitted Supply Chain Financing arrangements.
“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the most recently completed Measurement Period to (b) Consolidated Cash Interest Expense for the most recently completed Measurement Period.
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness (net of (i) Unrestricted Cash of Holdings and its Subsidiaries (other than any Subsidiary organized under the laws of Brazil) not exceeding $100,000,000 plus (ii) the Unrestricted Cash of a Subsidiary organized under the laws of Brazil) to (b) Consolidated EBITDA for the most recently completed Measurement Period.
“Consolidated Net Income” means, at any date of determination, the net income (or loss) of Holdings and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period taken as a single accounting period determined in conformity with GAAP; provided that Consolidated Net Income shall exclude, without duplication, (a) extraordinary gains and extraordinary non-cash losses for such Measurement Period, (b) non-cash charges in connection with Permitted Pension Withdrawal Liability, (c) the net income of any Subsidiary (other than a Receivables Subsidiary) during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such Measurement Period, except that Holdings’ equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income, (d) any income (or loss) for such Measurement Period of any Person if such Person is not a Subsidiary or is a Receivables Subsidiary, except that (x) Holdings’ equity in the net income of any such Person for such Measurement Period shall be included in Consolidated Net Income in an amount equal to the sum of (i) the aggregate amount of such net income for such Measurement Period regardless of whether such net income is actually distributed by such Person, provided that the amount by which Consolidated Net Income may be increased in accordance with this clause (c)(i) may not exceed $10,000,000 in any Measurement Period, plus (ii) without duplication for amounts described in subclause (i) of this clause (d), the aggregate amount of cash actually distributed by such Person during such Measurement Period to a Loan Party as a dividend or other distribution and (y) any loss for such Measurement Period shall be included and (e) any gains or losses (including any cancellation of debt income) arising from a repurchase of Indebtedness (including notes or bank loans) by Holdings or any of its Subsidiaries.
“Consolidated Total Assets” means, as to any Person on any date of determination, the total assets of such Person and its Subsidiaries, determined in accordance with GAAP as shown on the most recent balance sheet of Holdings delivered pursuant to Section 6.01(a) or (b) on or prior to such date after giving pro forma effect to each acquisition or disposition of a Person, division or a line of business that occurred on or after such balance sheet date and prior to such date of determination.

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“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Contributed Amount” means that portion of the Original Intercompany Note in an aggregate principal amount of €225,000,000 that, on or around April 30, 2017, was contributed to ACCO Dutch Finance C.V. in exchange for a currency forward contract between Holdings and ACCO Dutch Finance C.V. in an aggregate principal amount of €225,000,000.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Control Agreement” means, with respect to any Deposit Account or Securities Account of any Loan Party, one or more control agreements which (a)(i) in the case of a Deposit Account located in the United States, is sufficient to establish the Administrative Agent’s control pursuant to Section 9-104 of the UCC or (ii) in the case of a Securities Account located in the United States, is sufficient to establish the Administrative Agent’s control pursuant to Section 8-106 of the UCC, as applicable, (b) in the case of all Deposit Accounts and Securities Accounts of any Loan Party, provides the Administrative Agent with a perfected, first priority security interest (subject to Liens permitted by such Control Agreements) in all amounts from time to time on deposit in such Deposit Account or securities and financial assets credited to such Securities Account, as applicable and (c) is otherwise in form and substance reasonably satisfactory to the Administrative Agent, or otherwise necessary or appropriate to establish that the Administrative Agent has a valid and perfected security interest in such accounts under the law where the financial institution maintaining such account is located.
“Controller” as defined in section 9 of the Corporations Act 2001 (Cth).
“Conversion/Continuation Notice” means a notice of (a) a conversion of Term Loans or Revolving Credit Loans from one Type to the other or (b) a continuation of Agreed Currency Rate Loans or Term CORRA Rate Loans pursuant to Section 2.02(a), which shall be in substantially the form of Exhibit A-2 or any other form approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.
“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).
“Covered Entity” means any of the following:

(i) “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

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“Credit Party” has the meaning as defined in Section 9.13.
“Daily SOFR” means the rate per annum equal to SOFR determined for any day pursuant to the definition thereof plus the SOFR Adjustment. Any change in Daily SOFR shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“Daily SOFR Loan” means a Loan that bears interest at a rate based on Daily SOFR. Daily SOFR Loans may be denominated in U.S. Dollars only.
“DAM” means the mechanism for the allocation and exchange of interests in the Term Loans, Revolving Credit Loans and Incremental Revolving Loans and collections thereunder established under Article 10.
“DAM Dollar Lender” means any Lender that has made or holds (or would hold after giving effect to a DAM Exchange) any Term Loan, Revolving Credit Loan or Incremental Revolving Loan denominated in an Alternative Currency.
“DAM Exchange” means the exchange of the Lenders’ interests provided for in Section 10.01.
“DAM Exchange Date” means the date on which (a) any event referred to in Section 8.01(f) shall occur in respect of a Loan Party or (b) any acceleration of the maturity of all of the Loans pursuant to Section 8.02 shall occur.
“DAM Percentage” means, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate U.S. Dollar Equivalent (determined on the basis of the Spot Rate prevailing on the DAM Exchange Date) of the Obligations owed to such Lender on the DAM Exchange Date (excluding such Lender’s participation in the aggregate amount of Letters of Credit outstanding immediately prior to the DAM Exchange Date) and (b) the denominator shall be the aggregate U.S. Dollar Equivalent (as so determined) of the Obligations owed to all Lenders on the DAM Exchange Date (excluding the aggregate amount of Letters of Credit outstanding immediately prior to such DAM Exchange Date). For purposes of computing each Lender’s DAM Percentage, all Obligations which are denominated in an Alternative Currency shall be translated into U.S. Dollars at the Spot Rate in effect on the DAM Exchange Date.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, administration, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, including any Canadian Insolvency Law.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would constitute an Event of Default.
“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (x) with respect to principal, interest or other fees attributable to a Facility, (i) in the case of Loans denominated in an Alternative Currency, the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% and (ii) in the case of Loans denominated in U.S. Dollars, the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% per annum and (y) with respect to all other Obligations, (1) the Base Rate in respect of the Term A Facility plus (2) the Applicable Rate applicable to Base Rate Loans under the Term A Facility plus (3) 2.0% per annum, in each

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case to the fullest extent permitted by applicable Laws, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2.0% per annum.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means, subject to Section 2.16(b), any Lender that, as reasonably determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swing Line Loans, within three (3) Business Days of the date required to be funded by it hereunder, unless, with respect to funding obligations in respect of Loans, such Lender notifies the Administrative Agent and Holdings in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified Holdings or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder (unless such notice or public statement relates to such Lenders’ obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower) or (d) after the date of this Agreement has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, administrator, Controller, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) upon delivery of written notice of such determination to the Borrower, each L/C Issuer, the Swing Line Lender and such Defaulting Lender.
“Deposit Account” means “deposit accounts” as such term is defined in the UCC.
“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction, including the Crimea and non-government controlled areas of Ukraine, Cuba, Iran, North Korea and Syria.
“Discharge of Obligations” shall mean the date upon which (a) the Aggregate Commitments have been permanently and irrevocably terminated; (b) all Obligations (other than (x) contingent indemnification obligations as to which no claim has been asserted and (y) obligations and liabilities under Secured Cash Management Agreements, Secured Hedge Agreements and Specified Supply Chain Agreements) have been paid in full; (c) all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made) have

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expired or been terminated; and (d) all obligations and liabilities under Secured Cash Management Agreements, Secured Hedge Agreements and Specified Supply Chain Agreements in respect of which the Administrative Agent has received notice pursuant to Section 9.11(other than any such agreements as to which other arrangements satisfactory to the applicable Cash Management Bank, Hedge Bank or Supply Chain Finance Bank have been made), have been terminated and paid in full.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including (x) any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and (y) any issuance of Equity Interests by any Subsidiary of such Person. For the avoidance of doubt, any issuance of Equity Interests by Holdings shall not be a Disposition.
“Domestic Subsidiary” means any Subsidiary organized under the laws of any jurisdiction within the United States and any DRE of a U.S. Person.
“DRE” means any Person who is “disregarded” as an entity separate from its owner under Section 7701 of the Code and the U.S. Treasury Regulations promulgated pursuant thereto.
“Dutch CV Transactions” means the Note Contribution, the ABEH Shares Contribution and the Esselte European Holdings Contribution.
“Dutch Pledge Agreements” means (a) the security agreement over the partnership interest in ACCO Electra Dutch C.V. dated 26 July 2018, between Esselte Holdings, LLC as pledgor, Bank of America, N.A. as pledgee, and Esselte Holdings, LLC as general partner for the account and benefit of ACCO Electra Dutch C.V. as the partnership, and (b) the security agreement over the partnership interest in ACCO Dutch Finance Holdings C.V. dated 18 September 2017, between ACCO Europe International Holdings, LLC and ACCO Brands International, Inc. as pledgors, Bank of America, N.A. as pledgee, and ACCO Europe International Holdings, LLC as general partner for the account and benefit of ACCO Dutch Finance C.V. as the partnership.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eighth Amendment” means the Eighth Amendment to the Third Amended and Restated Credit Agreement, entered into as of July 29, 2025, by and among Holdings, certain Subsidiaries of Holdings party thereto, Bank of America, as Administrative Agent, the Lenders party thereto and each other Person a party thereto.
“Eighth Amendment Closing Date” means July 29, 2025.

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“Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 11.06(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)).
“Environmental Claim” means any written notice, claim, lien, demand or demand letter, action, litigation, proceeding, directive, request for information, complaint, citation, charge, summons, investigation, notice of non-compliance or violation, cause of action, lien, citation, consent order, consent decree, investigation, control order, stop order, injunction or other proceeding by any Governmental Authority or any other Person, arising out of, based on or pursuant to any Environmental Law or related in any way to any actual, alleged or threatened Environmental Liability.
“Environmental Laws” means any and all federal, state, provincial, municipal, local, and foreign statutes, laws, regulations, ordinances, rules, codes, judgments, orders, decrees, agreements, guidelines, standards or governmental restrictions now or hereafter in effect (including agreements with any Governmental Authority) regulating or relating to (a) human health and safety, (b) the protection of the environment or natural resources and (c) pollution or the Release or threatened Release of any materials into the environment, including those related to hazardous materials, substances or wastes, air and water emissions and discharges, and the investigation or remediation of Releases of hazardous materials. Environmental Laws include, but are not limited to, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Toxic Substances Control Act, the Clean Water Act, the Clean Air Act, the Safe Drinking Water Act, the Emergency Planning and Community Right-to-Know Act and the Occupational Safety and Health Act and their respective state, local or foreign analogs and the regulations or orders enacted or promulgated pursuant to such Laws.
“Environmental Liability” means, without limitation, any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation, assessment, response, or remediation, costs of enforcement, fines, penalties, contribution, cost recovery or indemnities), obligation, responsibility or other cost of Holdings, any other Loan Party or any of their respective Subsidiaries (including any reasonably incurred legal, expert or consulting fees) directly or indirectly resulting from or based upon (a) any violation of, or liability under, any Environmental Law, (b) the generation, use, handling, transportation, storage, manufacture, processing, labeling, distribution, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment, (e) natural resource damage or (f) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Environmental Permit” means any permit, approval, orders, remedial orders, identification number, license or other authorization or variance issued pursuant to or required under any Environmental Law.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

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“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Holdings within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).
“ERISA Event” means (a) a material Reportable Event with respect to a Pension Plan; (b) the material failure by Holdings or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of each Pension Plan; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (d) the withdrawal of Holdings or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (e) the receipt by Holdings or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; (f) the adoption of any amendment to a Pension Plan that would require the provision of security pursuant to Section 436(f) of the Code; (g) a complete or partial withdrawal by Holdings or any ERISA Affiliate from a Multiemployer Plan or notification concerning the imposition of withdrawal liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the filing of a notice of intent to terminate or the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (i) the institution by the PBGC of proceedings to terminate a Pension Plan; (j) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (k) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (l) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Holdings or any ERISA Affiliate; and which events under clauses (a) through (l) above, either individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.
“Esselte European Holdings Contribution” means the contribution by Esselte Holdings, LLC of its interest in Esselte European Holdings, LLC to ACCO Electra Dutch C.V. in exchange for capital and a USD note in an amount equivalent to €30,000,000.
“Estoppel” means an agreement in substantially the form of Exhibit J or any other form approved by the Administrative Agent.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Euro” and “€” means the single currency of any member state of the European Union that adopts or has adopted the Euro as its lawful currency in accordance with the legislation of the European Union relating to economic and monetary union.
“Euro Term A Borrowers” means, collectively, Holdings and each other U.S. Borrower that becomes a borrower under the Euro Term A Facility pursuant to Section 1.09.
“Euro Term A Borrowing” means a borrowing consisting of one or more simultaneous Euro Term A Loans of the same Type under the Euro Term A Facility having the same Interest Period made pursuant to Section 2.01(b).
“Euro Term A Commitment” means, as to each Euro Term A Lender, its obligation to make Euro Term A Loans to the Euro Term A Borrowers pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Euro Term

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A Lender’s name on Schedule 2.01 under the caption “Euro Term A Commitment” or opposite such caption in the Assignment and Assumption or Master Assignment pursuant to which such Euro Term A Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Second Amendment Closing Date, the aggregate amount of the Euro Term A Commitments of the Euro Term A Lenders was €252,750,000. As of the Seventh Amendment Closing Date, the aggregate amount of the Euro Term A Commitments of the Euro Term A Lenders is €122,890,001.85.
“Euro Term A Facility” means, at any time, (a) on or prior to the Third Restatement Date, the aggregate amount of the Euro Term A Commitments at such time together with the aggregate principal amount of the Euro Term A Loans of all Euro Term A Lenders outstanding at such time and (b) thereafter, the aggregate principal amount of the Euro Term A Loans of all Euro Term A Lenders outstanding at such time.
“Euro Term A Installment Payment Date” has the meaning specified in Section 2.07(a).
“Euro Term A Lender” means (a) at any time on or prior to the Third Restatement Date, any Lender that has a Euro Term A Commitment at such time together with any Lender that holds Euro Term A Loans at such time and (b) at any time after the Third Restatement Date, any Lender that holds Euro Term A Loans at such time.
“Euro Term A Loan” means any Loan made by any Euro Term A Lender under the Term Facility pursuant to Section 2.01(b). On the Second Amendment Closing Date, after giving effect to the making of the Euro Term A Loans to be made on such date, the aggregate outstanding principal amount of Euro Term A Loans was €252,750,000. On the Seventh Amendment Closing Date, after giving effect to the making of the Euro Term A Loans to be made on such date, the aggregate outstanding principal amount of Euro Term A Loans shall be €122,890,001.85.
“Euro Term A Note” means a promissory note made by a Euro Term A Borrower, in favor of a Euro Term A Lender evidencing Euro Term A Loans made by such Euro Term A Lender, in substantially the form of Exhibit C-2.
“Event of Default” has the meaning specified in Section 8.01.
“Evidence of Flood Insurance” has the meaning specified in the definition of “Collateral and Guaranty Requirements”.
“Excess Cash Flow Amount” has the meaning specified in Section 2.05(b)(ii).
“Excluded Accounts” shall mean (x) disbursement and payroll accounts and (y) cash accounts established (or otherwise maintained) by any Loan Party with any Person that is a Lender, the Administrative Agent or an Arranger or the Affiliate of a Lender, the Administrative Agent or an Arranger in its capacity as a depositary bank for such cash account; provided in no event shall Excluded Accounts include any account pursuant to which an account control agreement has been executed and delivered to the Administrative Agent pursuant to any Collateral Document.
“Excluded Subsidiary” means (a) with respect to guarantees of, and grants of security interests to secure guarantees of, Foreign Borrower Obligations, any Foreign Subsidiary of Holdings that is not described in the definition of Foreign Subsidiary Guarantor, (b) with respect to guarantees of, or grants of security interests to secure guarantees of, U.S. Borrower Obligations, any Domestic Subsidiary of Holdings that is not described in the definition of U.S. Subsidiary Guarantor or (c) any Receivables

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Subsidiary. Notwithstanding anything in the foregoing to the contrary, no Borrower will be an Excluded Subsidiary.
“Excluded Swap Obligation” means with respect to any Guarantor, (x) as it relates to all or a portion of the Guarantee of such Guarantor, any Swap Obligation if, and to the extent that, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor becomes effective with respect to such Swap Obligation or (y) as it relates to all or a portion of the grant by such Guarantor of a security interest, any Swap Obligation if, and to the extent that, such Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Guarantor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or the L/C Issuer, (a) Taxes imposed on or measured by overall net income (however denominated), franchise Taxes (in lieu of net income Taxes), and branch profits Taxes in each case, (i) imposed by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, or (ii) that are Other Connection Taxes, (b) any backup withholding Tax that is required by the Code to be withheld from amounts payable to a Lender that has failed to comply with clause (A) of Section 3.01(e)(ii), (c) in the case of a Foreign Lender with respect to a Loan made to a U.S. Borrower (other than an assignee pursuant to a request by Holdings under Section 11.13), any U.S. federal withholding Tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure (other than as a result of a Change in Law) to comply with clause (B) of Section 3.01(e)(ii), except that in the case of a Foreign Lender that designates a new Lending Office or becomes a Party to this Agreement pursuant to an assignment, such withholding Taxes shall not be Excluded Taxes to the extent that such Taxes were not Excluded Taxes with respect to such Foreign Lender or its assignor, as the case may be, immediately before such designation of a new Lending Office or such assignment; and (d) any U.S. federal withholding Taxes imposed under FATCA.
“Exempted Entity” means (A) any CFC Subsidiary, (B) any Subsidiary other than a CFC Subsidiary, but only if (i) it is a direct or indirect owner of more than 65% of the voting equity interests of one or more CFC Subsidiaries, (ii) it and all other entities (if any) through which it owns (directly or indirectly) more than 65% of the voting equity interests of such CFC Subsidiaries are DREs or partnerships for U.S. federal income tax purposes, (iii) all or substantially all of its assets and each such DRE’s or partnership’s assets are interests in such CFC Subsidiaries (and de minimis cash and Cash Equivalents incidental thereto and capital stock, other equity interests and indebtedness of such CFC Subsidiaries) and (iv) it and each such DRE or partnership does not directly hold an equity interest in a Domestic Subsidiary other than a DRE or partnership described in this clause (B), (C) any domestic corporate (for U.S. federal income tax purposes) Subsidiary if all or substantially all of its assets consist of (i) more than 65% of the voting equity interests of one or more CFC Subsidiaries (and de minimis cash and Cash Equivalents incidental thereto and capital stock, other equity interests and indebtedness of such CFC Subsidiaries held directly or indirectly solely through one or more DREs) and/or (ii) interests in one or more DREs in each

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case whose assets consist solely of more than 65% of the voting equity interests of such CFC Subsidiaries (and de minimis cash and Cash Equivalents incidental thereto and capital stock, other equity interests and indebtedness of such CFC Subsidiaries and other immaterial assets) that are held directly or indirectly solely through one or more DREs and (D) a Subsidiary of an Exempted Entity described in clause (A), (B) or (C) to the extent not treating such Subsidiary as an Exempted Entity creates a substantial risk of a material adverse tax consequence to Holdings; provided that, in the case of each of clauses (A), (B) and (C), Holdings provides documentation and support of such conclusion in form and substance reasonably satisfactory to the Administrative Agent.
“Existing Letters of Credit” means the collective reference to the existing letters of credit identified on Schedule 1.01A as of the Second Amendment Closing Date, including extensions and renewals thereof.
“Extraordinary Receipt” means any cash received by or paid to any Person as a result of proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings) and condemnation awards (and payments in lieu thereof); provided, however, that an Extraordinary Receipt shall not include cash receipts from proceeds of insurance or condemnation awards (or payments in lieu thereof) to the extent that such proceeds or awards are received by any Person in respect of any third party claim against, or liability of, such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim or liability and the costs and expenses of such Person with respect thereto.
“Facility” means the Term A Facility, a Term B Facility, the Revolving Credit Facility, or an Incremental Facility, as the context may require.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.
“Federal Funds Effective Rate” means, for any day, the rate per annum (expressed as a decimal rounded upwards, if necessary, to the next higher 1/100 of 1.00%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.
“Fifth Amendment” means the Fifth Amendment to Amended and Restated Credit Agreement, dated the Fifth Amendment Closing Date, by and among the Loan Parties party thereto, the Required Lenders, the Revolving Credit Lenders and the Administrative Agent.
“Fifth Amendment Closing Date” means March 31, 2021.
“First Amendment” means the First Amendment to Amended and Restated Credit Agreement, dated the First Amendment Effective Date, by and among the Loan Parties party thereto, the Required Lenders, the Revolving Credit Lenders and the Administrative Agent.

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“First Amendment Effective Date” means July 26, 2018.
“First Two Repayment Years” has the meaning specified in Section 2.07(a).
“Fiscal Year” means the fiscal year of Holdings and its Subsidiaries ending on December 31 of each calendar year.
“Fitch” means Fitch Ratings Ltd. and any successor thereof.
“Flood Determination Form” has the meaning specified in the definition of “Collateral and Guaranty Requirements”.
“Flood Documents” has the meaning specified in the definition of “Collateral and Guaranty Requirements”.
“Flood Laws” means the National Flood Insurance Reform Act of 1994 and related legislation (including the regulations of the Board of Governors of the Federal Reserve System).
“Foreign Borrower” has the meaning specified in the preamble to this Agreement.
“Foreign Borrower Obligations” means the Obligations of any Borrower other than any U.S. Borrower.
“Foreign Collateral Documents” means (a) each Other Foreign Security Agreement, the Japanese Pledge Agreement (all Obligations), the Mexican Pledge Agreement (all Obligations), the Canadian Pledge Agreement, the Swedish Pledge Agreement, each Dutch Pledge Agreement, each Other Foreign Pledge Agreement, the Other Foreign Mortgages, each of the other mortgages, collateral assignments, security agreements, pledge agreements, hypothecs, bonds, control agreements or other similar agreements or supplements to the foregoing (i) entered into by any Loan Party, (ii) delivered to the Administrative Agent pursuant to the Collateral and Guaranty Requirements or pursuant to Section 6.11 for the benefit of any or all of the Secured Parties and (iii) governed by the laws (other than the laws of the United States or any state or other political subdivision thereof) of any nation, state, province or other political subdivision thereof, and (b) each of the other agreements, instruments or documents entered into by any Loan Party, governed by the laws (other than the laws of the United States or any state or other political subdivision thereof) of any nation, state, province or other political subdivision thereof, that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of any or all of the Secured Parties.
“Foreign Guarantors” means and includes each Foreign Borrower and each Foreign Subsidiary Guarantor.
“Foreign Lender” means (i) with respect to any Loan made to a U.S. Borrower, a Lender that is not a U.S. Person and (ii) with respect to any Loan made to a Foreign Borrower, any Lender that is not organized under the laws in which such Foreign Borrower is resident for tax purposes and that is not otherwise considered or deemed in respect of any amount payable to it hereunder or under any Loan Document to be resident for income tax or withholding tax purposes in the jurisdiction in which such Borrower is resident for tax purposes by application of the laws of that jurisdiction.
“Foreign Loan Party” means each Foreign Borrower and each other Foreign Guarantor.
“Foreign Obligations” means the Foreign Borrower Obligations, all Obligations of any Foreign Loan Party or any Foreign Subsidiary under any Secured Cash Management Agreement or any

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Secured Hedge Agreement, all Obligations of any Foreign Loan Party under any Specified Supply Chain Agreement and Obligations of any Foreign Loan Party under any guarantee or security agreement related to any of the foregoing.
“Foreign Obligations Guaranty” means an agreement in substantially the form of Exhibit H with such changes as are reasonably satisfactory to the Administrative Agent.
“Foreign Obligations Secured Parties” means, collectively, (i) the Administrative Agent, (ii) each Lender making a Loan or other extension of credit hereunder to, or having commitments under this Agreement to, any Foreign Borrower, (iii) each L/C Issuer issuing a Letter of Credit or amending or extending any issued Letter of Credit for the account of any Foreign Borrower, (iv) with respect to any Secured Cash Management Agreement with a Foreign Loan Party or any other Foreign Subsidiary, the Cash Management Banks party thereto, (v) with respect to any Secured Hedge Agreement with a Foreign Loan Party or any other Foreign Subsidiary, the Hedge Banks party thereto, (vi) with respect to any Specified Supply Chain Agreement in respect of any Permitted Supply Chain Financing with a Foreign Loan Party, the Supply Chain Finance Banks party thereto and (vii) each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05.
“Foreign Pension Plan” means any plan, fund (including any superannuation fund) or other similar program established or maintained outside the United States by Holdings, or any one or more of its Subsidiaries (other than Immaterial Subsidiaries) primarily for the benefit of employees of Holdings, or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.
“Foreign Pension Plan Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability by Holdings or any of its Subsidiaries under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by Holdings or any of its Subsidiaries, or the imposition on Holdings or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, and which events under clauses (a) through (e) above, either individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.
“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
“Foreign Subsidiary Guarantor” means subject to the Agreed Security Principles, each Foreign Subsidiary of Holdings that is organized under the laws of the same jurisdiction as any Borrower (other than any U.S. Borrower) (it being understood that entities organized under the laws of different states, provinces, or other localities of the same country as that of a Borrower shall be considered to be of the same jurisdiction as such Borrower for such purposes) whether existing on the Restatement Date or established, created or acquired after the Restatement Date, in each case unless and until such time as the respective Foreign Subsidiary is released from all of its obligations under the Foreign Obligations Guaranty and the Collateral Documents (if any) to which it is a party in accordance with the terms and provisions hereof.

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“Fourth Amendment” means the Fourth Amendment to Amended and Restated Credit Agreement, dated the Fourth Amendment Closing Date, by and among the Loan Parties party thereto, the Required Lenders, the Revolving Credit Lenders and the Administrative Agent.
“Fourth Amendment Closing Date” means November 10, 2020.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board as in effect as of the date of this Agreement, consistently applied.
“GBC International” means GBC International, Inc., a Nevada corporation and a Domestic Subsidiary of Holdings.
“GBP Daily Rate” means, for any day, with respect to any extension of credit under the Credit Agreement, denominated in Pounds Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; provided, that, if the GBP Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Any change in an GBP Daily Rate shall be effective from and including the date of such change without further notice.
“GBP Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “GBP Daily Rate.” All GBP Daily Rate Loans must be denominated in Pounds Sterling.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including the National Association of Insurance Commissioners and any supra-national bodies such as the European Union or the European Central Bank).
“Group” means, with respect to any Loan Party, its character as determined by its jurisdiction of organization, e.g., whether a U.S. Loan Party or a Loan Party organized in another jurisdiction.
“Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay

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(or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Restatement Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” when used as a verb has a corresponding meaning.
“Guarantors” means, collectively, each U.S. Guarantor and each Foreign Guarantor.
“Guaranty Agreement” means and includes each of the U.S. Obligations Guaranty and the Foreign Obligations Guaranty.
“Hazardous Materials” means all materials, substances or wastes listed, classified, characterized or otherwise regulated under or defined in any Environmental Laws as “hazardous”, “toxic”, “explosive” or “radioactive”, or as a “pollutant” or contaminant (or terms of similar meaning or effect), including petroleum, its derivatives or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, and infectious or medical wastes.
“Hedge Bank” means any Person that, at the time it enters into a Swap Contract permitted hereunder, is a Lender, the Administrative Agent or an Arranger or the Affiliate of a Lender, the Administrative Agent or an Arranger in its capacity as a party to such Swap Contract.
“Holdings” has the meaning specified in the preamble to this Agreement.
“Hong Kong Dollars” means the lawful currency of Hong Kong.
“Honor Date” has the meaning specified in Section 2.03(c).
“Immaterial Subsidiary” means, at any date of determination, any Subsidiary or group of Subsidiaries of Holdings (other than any Borrower or any such group containing any Borrower) that (i) contributed, together with its Subsidiaries, less than 2.0% of Consolidated EBITDA for the Measurement Period most recently ended for which Holdings has delivered financial statements to the Administrative Agent prior to the date of determination, (ii) had consolidated total revenues of less than $40,000,000 on the date of the most recent balance sheet delivered by Holdings to the Administrative Agent and (iii) does not own any Equity Interests in any Loan Party.
“Impacted Loan” has the meaning specified in Section 3.03.
“Increased Amount Date” has the meaning specified in Section 2.14(a).

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“Incremental Borrowing” means a borrowing of Incremental Revolving Loans, Incremental Term A Loans or Incremental Term B Loans, as the context may require.
“Incremental Capacity” has the meaning specified in Section 2.14(a).
“Incremental Facility” means, at any time, as the context may require, (i) the aggregate amount of the Incremental Revolving Loan Lenders’ Incremental Revolving Commitments, (ii) the aggregate amount of the Incremental Term Loan A Lenders’ Incremental Term Loan A Commitments and, in each case, but without duplication, the Credit Extensions made thereunder and/or (iii) the aggregate amount of the Incremental Term Loan B Lenders’ Incremental Term Loan B Commitments and, in each case, but without duplication, the Credit Extensions made thereunder.
“Incremental Joinder Agreement” means an agreement in substantially the form of Exhibit F or any other form approved by the Administrative Agent.
“Incremental Revolving Commitments” has the meaning specified in Section 2.14.
“Incremental Revolving Loan Lender” has the meaning specified in Section 2.14.
“Incremental Revolving Loans” has the meaning specified in Section 2.14.
“Incremental Term A Loans” has the meaning specified in Section 2.14.
“Incremental Term B Loans” has the meaning specified in Section 2.14(d).
“Incremental Term Loan A Commitments” has the meaning specified in Section 2.14.
“Incremental Term Loan A Lender” has the meaning specified in Section 2.14.
“Incremental Term Loan A Maturity Date” means the date on which Incremental Term A Loans of a Series shall become due and payable in full hereunder, as specified in the applicable Incremental Joinder Agreement, including by acceleration or otherwise.
“Incremental Term Loan B Commitments” has the meaning specified in Section 2.14(a).
“Incremental Term Loan B Lender” has the meaning specified in Section 2.14(d).
“Incremental Term Loan B Maturity Date” means the date on which Incremental Term B Loans of a Series shall become due and payable in full hereunder, as specified in the applicable Incremental Joinder Agreement, including by acceleration or otherwise.
“Incremental Term Loan Facility” means, at any time, the aggregate amount of the Incremental Term Loan A Lenders’ Incremental Term Loan A Commitments and/or the Incremental Term Loan B Lenders’ Incremental Term Loan B Commitments at such time and, in each case, but without duplication, the Credit Extensions made thereunder.
“Incremental Term Loans” has the meaning specified in Section 2.14(d).
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(i) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

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(ii) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(iii) net obligations of such Person under any Swap Contract;

(iv) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and not past due for more than sixty (60) days after the date on which such trade account is payable (unless being contested in good faith and by appropriate proceedings) and (ii) earn-outs, hold-backs and other deferred payment of consideration in Permitted Acquisitions to the extent not required to be reflected as liabilities on the balance sheet of Holdings and its Subsidiaries in accordance with GAAP);

(v) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(vi) Capital Leases and Synthetic Lease Obligations;

(vii) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(viii) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. Notwithstanding anything to the contrary contained herein, Permitted Pension Withdrawal Liability shall not constitute Indebtedness.

“Indemnified Liabilities” has the meaning specified in Section 11.04(b).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.
“Indemnitee” has the meaning specified in Section 11.04(b).
“Information” has the meaning specified in Section 11.07.
“Initial AUD Loan Amount” has the meaning specified in Section 2.07(a).
“Initial EUR Loan Amount” has the meaning specified in Section 2.07(b).
“Initial USD Loan Amount” has the meaning specified in Section 2.07(c).

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“Intangible Assets” means assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, service marks, trade dress, logos, domain names, patents, trade secrets, know-how, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.
“Interest Payment Date” means, (a) as to any Term SOFR Loan, Agreed Currency Rate Loan, Australian BBSR Rate Loan or Term CORRA Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Term SOFR Loan, Agreed Currency Rate Loan, Australian BBSR Rate Loan or a Term CORRA Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Daily SOFR Loan, Base Rate Loan, Swing Line Loan, GBP Daily Rate Loan or SARON Loan, the last Business Day of each December, March, June and September and the Maturity Date of the Facility under which such Loan was made.
“Interest Period” means, as to each Term SOFR Loan, Agreed Currency Rate Loan, Australian BBSR Rate Loan or Term CORRA Rate Loan, the period commencing on the date such Term SOFR Loan, Agreed Currency Rate Loan or Term CORRA Rate Loan is disbursed or converted to or continued as a Term SOFR Loan, an Agreed Currency Rate Loan, Australian BBSR Rate Loan or Term CORRA Rate Loan and ending on the date (x) one, three or six months (or, if available to all Lenders, 12 months) thereafter for Loans under any currency other than GBP and Canadian Dollars and (y) with respect to Term CORRA Loans, one or three months thereafter for Term CORRA Loans; provided that:

(i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

(iii) no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made; and

(iv) the Interest Period for all Agreed Currency Rate Borrowings made on the Third Restatement Date shall commence on the Third Restatement Date and end on March 31, 2017.

“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two (2) Business Days prior to the first day of such Interest Period.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“IP Rights” has the meaning specified in Section 5.18.
“IRS” means the United States Internal Revenue Service.

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“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application and any other document, agreement or instrument entered into by the L/C Issuer and a Borrower (or any Subsidiary) or in favor of the L/C Issuer relating to such Letter of Credit.
“Japanese Pledge Agreement (All Obligations)” means the Amended and Restated Japanese Pledge Agreement (All Obligations) (as defined in the Second Amendment).
“Judgment Currency” has the meaning specified in Section 11.19.
“Junior Indebtedness” has the meaning specified in Section 7.14.
“L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Credit Percentage.
“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Credit Borrowing.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.
“L/C Issuer” means with respect to the Existing Letters of Credit, Bank of America, and with respect to Letters of Credit issued hereunder on or after the Restatement Date, (i) Bank of America, (ii) any other Revolving Credit Lender that may become the L/C Issuer pursuant to Section 2.03(k), (iii) any successor issuer of Letters of Credit hereunder or (iv) collectively, all of the foregoing, in each case, in their respective capacities as issuers of letters of credit. Any reference herein to the L/C Issuer shall, in respect of any given Letter of Credit, refer to the issuer thereof.
“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“L/C Reserve Account” has the meaning specified in Section 10.02(a).
“LCA Election” shall mean Holdings’ election to treat a specified investment as a Limited Condition Acquisition.
“LCA Test Date” shall have the meaning set forth in Section 1.12.

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“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Lender” has the meaning specified in the preamble to this Agreement and, as the context may require, includes the Swing Line Lender.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify Holdings and the Administrative Agent.
“Letter of Credit” means any letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder and shall include the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit (including a performance letter of credit or a financial letter of credit).
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.
“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).
“Letter of Credit Fee” has the meaning specified in Section 2.03(h).
“Letter of Credit Sublimit” means, at any time, an amount equal to the lesser of the Revolving Credit Commitments at such time and the U.S. Dollar Equivalent of $75,000,000.
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest (including a 'security interest' as defined under sections 12(1) and 12(2) of the PPSA) or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Limited Condition Acquisition” shall mean any Permitted Acquisition or other Investment permitted hereunder by Holdings or one or more of its Subsidiaries whose consummation is not conditioned on the availability of, or on obtaining, third party financing.
“Loan” means an extension of credit by a Lender to a Borrower under Article 2 in the form of a Term A Loan, Term B Loan, Revolving Credit Loan, a Swing Line Loan, an Incremental Revolving Loan or an Incremental Term A Loan or an Incremental Term B Loan.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment 2020, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, each Note, each Issuer Document, the U.S. Obligations Guaranty, the Foreign Obligations Guaranty, the Collateral Documents, each agreement to which any Loan Party is a party that expressly provides such agreement is a “Loan Document” (as defined

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in this Agreement) and each agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15 of this Agreement.
“Loan Parties” means, collectively, each Borrower and each Guarantor.
“Master Agreement” has the meaning specified in the definition of “Swap Contract”.
“Master Assignment” has the meaning specified in the Third Amendment to Amended and Restated Credit Agreement.
“Material Acquisition” means any Permitted Acquisition involving total consideration in excess of $200,000,000.
“Material Adverse Effect” means (a) any change, development, event, occurrence, effect or state of facts that, individually or in the aggregate with all such other changes, developments, events, occurrences, effects or states of facts is, or is reasonably expected to be, materially adverse to the business, financial condition or results of operations of Holdings and its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.
“Material Contract” means, with respect to any Person, each contract to which such Person is a party involving aggregate consideration payable to or by such Person of $12,000,000 or more in any year or otherwise material to the business, condition (financial or otherwise), operations, performance, properties or prospects of such Person.
“Maturity Date” means (a) with respect to each of the Term A Facility and the Revolving Credit Facility, the earlier of (i) the date that is the fifth anniversary of the Seventh Amendment Closing Date and (ii) the date that is one hundred and eighty (180) days prior to the maturity of the 2029 Notes unless, at least one hundred and eighty (180) days prior to the maturity date of the 2029 Notes, such notes are refinanced in full (A) pursuant to a Permitted Refinancing that has a maturity date at least one hundred and eighty (180) days after the date referred to in clause (a)(i) hereof or (B) with Incremental Term Loans incurred under Section 2.14; (b) with respect to any Incremental Term A Loans, each Incremental Term Loan A Maturity Date applicable thereto; and (c) with respect to any Incremental Term B Loans, each Incremental Term Loan B Maturity Date applicable thereto; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
“Maximum Consolidated Leverage Ratio” has the meaning specified in Section 7.11(a).
“Maximum Rate” has the meaning specified in Section 11.09.
“Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of Holdings.
“Mexican Pledge Agreement (All Obligations)” means the Stock Pledge Agreement, dated April 30, 2012, by and among GBC International, ACCO Mexicana, S.A. de C.V., a Foreign Subsidiary of Holdings, and Barclays Bank PLC, as administrative agent, as amended by the Amendment to Mexican Pledge Agreement (All Obligations) (as defined in the Second Amendment) and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Minor Acquisition” means any investment by any Borrower or any Guarantor in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of

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capital stock, assets or any combination thereof) of any other Person; provided that the total cash and non-cash consideration for such acquisition shall not exceed the greater of $20,000,000 and 0.75% of Consolidated Total Assets of Holdings.
“MNPI” has the meaning specified in Section 6.02.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Mortgage Policy” has the meaning specified in the definition of “Collateral and Guaranty Requirements”.
“Mortgaged Property” means real property which becomes or became subject to a Mortgage pursuant to Section 4.01, Section 4.02 or Section 6.11 (or any predecessor Section in the Original Credit Agreement, the Amended and Restated Credit Agreement, or the Second Amended and Restated Credit Agreement, as applicable).
“Mortgages” means each U.S. Mortgage and Other Foreign Mortgage.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA to which Holdings or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years has made or been obligated to make contributions.
“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including Holdings or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.
“Net Cash Proceeds” means with respect to any Disposition by Holdings or any of its Subsidiaries, or any Extraordinary Receipt received by or paid to or for the account of Holdings or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the out-of-pocket expenses incurred (or reasonably expected to be incurred) by Holdings or such Subsidiary in connection with such transaction and (C) taxes reasonably estimated to be actually payable during the year that the relevant transaction occurred or the next succeeding year that are attributable to the relevant transaction, including any taxes payable as a result of any gain recognized in connection therewith (the “cash proceeds”); provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall be a reduction of the Taxes previously taken into account under subclause (C) for purposes of redetermining Net Cash Proceeds; provided, further, that if (other than in connection with a Disposition pursuant to Section 7.05(l)) (x) a Responsible Officer of Holdings shall deliver a certificate to the Administrative Agent prior to the date on which a prepayment of the cash proceeds is required to be made with respect to any Disposition or Extraordinary Receipt hereunder stating that Holdings or any Subsidiary of Holdings intends to reinvest such cash proceeds in assets useful in the business of Holdings and its Subsidiaries within 365 days of receipt of such cash proceeds (provided that if, prior to the expiration of such 365-day period, Holdings, directly or through a Subsidiary, shall have entered into a binding agreement providing for such investment on or prior to the date that is 180 days after the expiration of such 365-day period, such 365-day period shall be extended to the date provided for such investment in such binding agreement) and (y) at the time of delivery of such certificate and at the time of the proposed reinvestment of such cash proceeds no Default shall have occurred and be continuing, such cash proceeds

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shall not constitute Net Cash Proceeds except to the extent not so reinvested by the end of such 365-day period (or such additional period, if applicable, provided for in the proviso to clause (x) above).
“Net Equity Proceeds” means, as at any date of determination, without duplication, an amount equal to any cash proceeds from a capital contribution to, or any cash proceeds from the issuance by Holdings of any common Equity Interests of Holdings (other than pursuant to any employee stock or stock option compensation plan or pursuant to any issuance permitted by Section 7.02(k) or Section 7.06(c)), net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, listing fees, discounts or commissions and brokerage, consultant and other fees and charges actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale (after taking into account any available tax credit or deductions and any tax sharing arrangements), minus any portion of such amount used by Holdings and its Subsidiaries on or prior to such date of determination to make (1) Investments pursuant to Section 7.02(c)(v)(C)(3) or Section 7.02(o)(3), (2) Restricted Payments pursuant to Section 7.06(d)(3) or (3) payments of Junior Indebtedness pursuant to Section 7.14(c)(3).
“NFIP” has the meaning specified in the definition of “Collateral and Guaranty Requirements”.
“Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii).
“Non-SOFR Successor Rate” has the meaning specified in Section 3.03(c).
“Note” means a Term A Note, a Term B Note or Revolving Credit Note, as the context may require.
“Note Contribution” means the contribution of the Contributed Amount from Holdings to ACCO Dutch Finance C.V.
“Notice” has the meaning specified in Section 2.02(a).
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party (and, solely in the case of any Secured Hedge Agreement or Secured Cash Management Agreement, any Subsidiary that is not a Loan Party to the extent an obligor thereunder) arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Cash Management Agreement, Secured Hedge Agreement or Specified Supply Chain Agreement, in each case, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided, that at no time shall Obligations include any Excluded Swap Obligations.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction, including any unanimous shareholder agreement or declaration relating to such corporation); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization

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and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction).
“Original Closing Date” means May 1, 2012.
“Original Closing Date Refinancing” means the repayment in full of all indebtedness, termination of all commitments to make extensions of credit under, and the termination and release of all guarantees and security interests provided in connection with the Prior Credit Agreement and the Senior Secured Notes (as defined in the Original Credit Agreement).
“Original Closing Date Transaction” means, collectively, (a) the consummation of the Original Closing Date Refinancing, (b) the consummation of the Merger (as defined in the Original Credit Agreement) and the Cash Dividend (as defined in the Original Credit Agreement), (c) the entering into by each Loan Party of the Loan Documents (in each case as defined in the Original Credit Agreement) to which they were a party, the incurrence of the loans under the Original Credit Agreement on the Original Closing Date and the use of proceeds thereof and (d) the payment of the fees and expenses incurred in connection with the consummation of the foregoing.
“Original Closing Date Transaction Costs” means (a) fees and expenses in connection with the Original Closing Date Transaction and (b) one-time cash charges incurred by Holdings and its Subsidiaries in connection with information technology restructuring and integration costs associated with the Merger (as defined in the Original Credit Agreement), separation, integration and/or consolidation of the SpinCo Business (as defined in the Separation Agreement (as defined in the Original Credit Agreement)) with Holdings and its Subsidiaries including, but not limited to, costs with respect to the personnel, assets and operations of Holdings and its Subsidiaries.
“Original Effective Date” means March 26, 2012.
“Original Credit Agreement” has the meaning specified in the recitals hereto.
“Other Connection Taxes” means, with respect to the Administrative Agent, any Lender or the L/C Issuer, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from one or more of the following: such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).
“Other Foreign Collateral Amount” means, in the case of each Cash Management Bank party to any Secured Cash Management Agreement with any Foreign Loan Party or other Foreign Subsidiary, each Hedge Bank party to any Secured Hedge Agreement with any Foreign Loan Party or other Foreign Subsidiary and each Supply Chain Finance Bank party to any Specified Supply Chain Agreement with any Foreign Loan Party, if such Cash Management Agreement, Secured Hedge Agreement or Specified Supply Chain Agreement is secured by any Lien other than a Lien in favor of the Administrative Agent for the benefit of any or all of the Secured Parties, the fair market value of all property and assets in respect of each such Lien (other than the Lien in favor of the Administrative Agent for the benefit of any or all of the Secured Parties) securing the Foreign Obligations in respect of the Secured Cash Management Agreements, Secured Hedge Agreements and Specified Supply Chain Agreements to which such Foreign Loan Party (or, in the case of Secured Cash Management Agreements and Secured Hedge Agreements, other Foreign Subsidiary) is a party; provided that to the extent any Foreign Obligations Secured Party fails to certify its Other Foreign Collateral Amount in accordance with the provisions of Section 9.11, such

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amount shall be deemed to equal the entire amount of the Foreign Obligations then due and owing and remaining unpaid to such Foreign Obligations Secured Party.
“Other Foreign Mortgages” has the meaning specified in the definition of “Collateral and Guaranty Requirements”.
“Other Foreign Pledge Agreement” has the meaning specified in the definition of “Collateral and Guaranty Requirements”.
“Other Foreign Security Agreement” has the meaning specified in the definition of “Collateral and Guaranty Requirements”.
“Other Pledgor” has the meaning specified in the definition of “Collateral and Guaranty Requirements”.
“Other Taxes” means all present or future stamp, court or documentary, recording, filing, mortgage or mortgage recording Taxes, any other excise or property Taxes, or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, performance, or enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document (but excluding any such Tax in respect of the assignment or transfer by any Lender of its rights or obligations under this Agreement or any other Loan Document (other than an assignment made pursuant to Section 11.13)).
“Other U.S. Collateral Amount” means, in the case of each Cash Management Bank party to any Secured Cash Management Agreement with any U.S. Loan Party or other Domestic Subsidiary, each Hedge Bank party to any Secured Hedge Agreement with any U.S. Loan Party or other Domestic Subsidiary and each Supply Chain Finance Bank party to any Specified Supply Chain Agreement with any U.S. Loan Party, if such Cash Management Agreement, Secured Hedge Agreement or Specified Supply Chain Agreement is secured by any Lien other than a Lien in favor of the Administrative Agent for the benefit of any or all of the Secured Parties, the fair market value of all property and assets in respect of each such Lien (other than the Lien in favor of the Administrative Agent for the benefit of any or all of the Secured Parties) securing the U.S. Obligations in respect of the Secured Cash Management Agreements, Secured Hedge Agreements and Specified Supply Chain Agreements to which such U.S. Loan Party (or, in the case of Secured Cash Management Agreements and Secured Hedge Agreements, other Domestic Subsidiary) is a party; provided that to the extent any U.S. Obligations Secured Party fails to certify its Other U.S. Collateral Amount in accordance with the provisions of Section 9.11, such amount shall be deemed to equal the entire amount of the U.S. Obligations then due and owing and remaining unpaid to such U.S. Obligations Secured Party.
“Outstanding Amount” means (a) with respect to Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by any Borrower of Unreimbursed Amounts, in each case using the U.S. Dollar Equivalent of obligations denominated in an Alternative Currency.
“Participant” has the meaning specified in Section 11.06(d).
“Participant Register” has the meaning specified in Section 11.06(d).

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“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Act” means the Pension Protection Act of 2006.
“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.
“Pension Plan” means any employee pension benefit plan (including Multiple Employer Plans, defined benefit plans or defined contribution plans) that is maintained or is contributed to by, or to which there is or may be an obligation to contribute by, Holdings and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA. For the avoidance of doubt, a Pension Plan shall not include a Foreign Pension Plan.
“Permitted Acquisition” means any investment by Holdings or any of its Subsidiaries (x) in the form of acquisitions of all or substantially all of the business or a line of business or a separate operation or (y) in a joint venture, including the acquisition of a third party’s interest in an existing joint venture of any other Person (in each case, whether by the acquisition of capital stock, assets or any combination thereof) if:

(i) the Administrative Agent and the Lenders (or only the Administrative Agent with respect to any Minor Acquisition) shall receive written notice of such acquisition not less than twenty (20) days prior to closing (or not less than five (5) Business Days prior to closing with respect to any Minor Acquisition) together (except in the case of Minor Acquisitions) with a reasonable summary description of the relevant acquisition, pro forma projections and financial statements;

(ii) the acquired entity, assets or operations shall be in a substantially similar line of business as Holdings and its Subsidiaries, or a line of business reasonably related thereto or is otherwise strategically beneficial to the business of Holdings and its Subsidiaries;

(iii) the board of directors of the acquired company shall have approved the acquisition prior to closing (except in the case of an acquisition of a Subsidiary of an entity, or of assets of an entity);

(iv) at the time of and immediately after giving effect to any such proposed acquisition Holdings shall be in compliance with ~~(1) prior to October 1, 2022, with respect to any proposed acquisition with an aggregate purchase price in excess of $50,000,000 (x) other than with respect to the Pioneer Acquisition, a Consolidated Leverage Ratio of Holdings not to exceed 3.50:1.00 on a pro forma basis and (y) with respect to the Pioneer Acquisition, the Consolidated Leverage Ratio of Holdings shall not exceed 4.50:1.00 on a pro forma basis and (2) from and after October 1, 2022,~~  the financial covenant set forth in Section 7.11(a) on a pro forma basis; provided that, for purposes of determining pro forma compliance with Section 7.11(a), each applicable Maximum Consolidated Leverage Ratio set forth in Section 7.11(a) shall be deemed for purposes of this clause (iv) to be (A) 3.75:1.00 for the fiscal quarters ending after the Eighth Amendment Closing Date until the fiscal quarter ending December 31, 2025, (B) 4.25:1.00 for the fiscal quarters ending March 31, 2026 and June 30, 2026, (C) 3.75:1.00 for the fiscal quarters ending September 30, 2026 and December 31, 2026 and (D) 0.25:1.00 less than the ratio actually set forth for such period in Section 7.11(a) (including after giving effect to any adjustment pursuant to the proviso contained

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in Section 7.11(a) to the extent applicable)~~; provided, further, for the avoidance of doubt, it is agreed that this clause (iv) shall not apply to any proposed acquisition with an aggregate purchase price of $50,000,000 or less prior to October 1, 2022;~~ for the fiscal quarters ending after December 31, 2026;

(v) the aggregate amount of such Investments made by Loan Parties in Persons that do not become U.S. Loan Parties shall not, when combined with the aggregate amount of Investments made pursuant to Section 7.02(e)(ii) used to consummate Permitted Acquisitions of Persons that do not become U.S. Loan Parties, exceed the greater of (i) $500,000,000 and (ii) 15.0% of Consolidated Total Assets of Holdings and its Subsidiaries;

(vi) Holdings shall deliver to the Administrative Agent and the Lenders, at least five (5) Business Days prior to closing, a certificate of a Responsible Officer evidencing pro forma compliance with the financial covenants set forth in Section 7.11 (both before and after giving effect to the proposed acquisition) as set forth in clause (d) above and certifying compliance with the other requirements of this definition;

(vii) no Default or Event of Default shall have occurred and be continuing as of the closing date of the proposed acquisition; and

(viii) such proposed acquisition shall require written consent from the Required Lenders if (i) at the time of and immediately after giving effect to any such proposed acquisition the Consolidated Leverage Ratio of Holdings exceeds 3.00:1.00 on a pro forma basis and (ii) the aggregate purchase price of such proposed acquisition is equal to or in excess of $150,000,000.

“Permitted Liens” means those Liens permitted pursuant to Section 7.01.
“Permitted Pension Withdrawal Liability” means any liability by Holdings or any of its Subsidiaries under applicable law on account of the complete or partial termination of a Pension Plan or Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein which does not constitute an ERISA Event or Foreign Pension Plan Event.
“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, (b) such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the remaining Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) at the time thereof, no Default or Event of Default shall have occurred and be continuing, (d) if such Indebtedness being modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed or extended, (e) if such Indebtedness being modified, refinanced, refunded, renewed or extended is secured, the terms and conditions relating to collateral of any such modified, refinanced, refunded, renewed or extended indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions with respect to the collateral for the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole (and the Liens on any collateral

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securing any such modified, refinanced, refunded, renewed or extended Indebtedness shall have the same (or lesser) priority relative to the Liens on the collateral securing the Obligations), (f) the terms and conditions (excluding as to collateral, subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, shall not be materially less favorable to the Loan Parties than the Indebtedness being modified, refinanced, refunded, renewed or extended, taken as a whole, (g) if such Indebtedness being modified, refinanced, refunded, renewed or extended was unsecured, such modification, refinancing, refunding, renewal or extension shall also be unsecured and (h) such modification, refinancing, refunding, renewal or extension is incurred by one or more Persons who is an obligor of the Indebtedness being modified, refinanced, refunded, renewed or extended.
“Permitted Supply Chain Financing” has the meaning specified in Section 7.03(s).
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Pioneer Acquisition” means the acquisition by Holdings, directly or indirectly through one or more of its wholly-owned Subsidiaries, of 100% of the Equity Interests of the company that owns the consumer products division of Bensussen, Deutsche & Associates, LLC pertaining to the manufacturing and/or selling of consumer electronics and video gaming accessories under certain brands, including, without limitation, the POWER A, Lucid Sound, and Fusion brands.
“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of Holdings or any ERISA Affiliate or any such Plan to which Holdings or any ERISA Affiliate is required to contribute on behalf of any of its employees. A Plan shall not include a Foreign Pension Plan.
“Platform” has the meaning specified in Section 6.02.
“Pledge Agreement” shall mean each of the U.S. Pledge Agreement, the Japanese Pledge Agreement (All Obligations), the Mexican Pledge Agreement (All Obligations), the Canadian Pledge Agreements, the Swedish Pledge Agreement, the Dutch Pledge Agreements and each other pledge agreement required to be delivered to the Administrative Agent pursuant to the Collateral and Guaranty Requirements.
“Pounds Sterling” and “GBP” means the lawful currency of the United Kingdom of Great Britain and Northern Ireland.
“PPSA” means the Personal Property Securities Act 2009 (Cth).
“PPS Law” means (a) the PPSA, (b) any regulation or subordinated legislation made under or corresponding to the PPSA, and (c) any amendments made at any time to any other legislation, regulation or subordinated legislation as a consequence of the PPSA or any regulation or subordinated legislation made under or corresponding to the PPSA.
“Pre-Adjustment Successor Rate” has the meaning specified in Section 3.03(b).
“Preferred Equity”, as applied to the Equity Interests of any Person, shall mean Equity Interests of such Person (other than common Equity Interests of such Person) of any class or classes (however designed) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Equity Interests of any other class of such Person, and shall include any Qualified Preferred Stock of Holdings.

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“Prepayment Notice” means a notice of the optional prepayment of Term Loans and/or Revolving Credit Loans pursuant to Section 2.05(a), which shall be in substantially the form of Exhibit A-4 or any other form approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.
“Prime Rate” means the rate of interest per annum publicly announced from time to time by Bank of America as its reference rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Bank of America in connection with extensions of credit to debtors) (any change in such rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change).
“Prior Credit Agreement” means the Syndicated Facility Agreement – ABL Revolving Facility, dated as of September 30, 2009, among Holdings, certain subsidiaries of Holdings party thereto, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and the other parties thereto (as amended, restated, supplemented or otherwise modified through and including the Original Closing Date).
“Pro Rata Obligations” means the Loans and the Letters of Credit.
“Proceeds” shall mean all “proceeds” as such term is defined in the UCC and in any event shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Administrative Agent or any Loan Party from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Loan Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Public Lender” has the meaning specified in Section 6.02.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning given to that terms in Section 11.29.
“Qualified Preferred Stock” shall mean any Preferred Equity of Holdings so long as the terms of any such Preferred Equity (v) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision prior to the one year anniversary of the latest Maturity Date, (w) do not require the cash payment of dividends or distributions that would otherwise be prohibited by the terms of this Agreement or any other agreement or contract of Holdings, or its Subsidiaries, (x) do not contain any covenants (other than periodic reporting requirements), (y) do not grant the holders thereof any voting rights except for (I) voting rights required to be granted to such holders under applicable law and (II) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of Holdings, or liquidations involving Holdings and (z) are otherwise reasonably satisfactory to the Administrative Agent.
“Qualified Receivables Transaction” means any transaction or series of transactions that may be entered into by Holdings or any Subsidiary pursuant to which Holdings or any such Subsidiary may

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sell, convey or otherwise transfer to a Receivables Subsidiary (in the case of a transfer by Holdings or any Subsidiary) or to any Special Purpose Vehicle (in the case of a transfer by a Receivables Subsidiary), or may grant (or cause a Receivables Subsidiary or Special Purpose Vehicle to grant) a security interest in, any Receivables Program Assets (whether existing on the Third Restatement Date or arising thereafter); provided that: (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of a Receivables Subsidiary or Special Purpose Vehicle (a) is Guaranteed by Holdings or any Subsidiary (other than a Receivables Subsidiary), excluding Guarantees of obligations pursuant to Standard Securitization Undertakings, (b) is recourse to or obligates Holdings or any Subsidiary (other than a Receivables Subsidiary) in any way other than pursuant to Standard Securitization Undertakings or (c) subjects any property or asset of Holdings or any Subsidiary (other than a Receivables Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction of obligations incurred in such transactions, other than pursuant to Standard Securitization Undertakings; (2) neither Holdings nor any Subsidiary (other than a Receivables Subsidiary) has any material contract, agreement, arrangement or understanding with a Receivables Subsidiary or a Special Purpose Vehicle other than on terms no less favorable to Holdings or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of Holdings, other than fees payable in the ordinary course of business in connection with servicing accounts receivable; and (3) Holdings and its Subsidiaries (other than a Receivables Subsidiary) do not have any obligation to maintain or preserve the financial condition of a Receivables Subsidiary or a Special Purpose Vehicle or cause such entity to achieve certain levels of operating results other than Standard Securitization Undertakings; provided, however, that (i) prior to July 1, 2021, the aggregate outstanding principal amount of Indebtedness incurred by all Receivables Subsidiaries pursuant to all Qualified Receivables Transactions (1) shall not at any time exceed $30,000,000 and (2) shall be subject to the Consolidated Leverage Ratio of Holdings calculated as of the last day of the most recently ended fiscal quarter for which financial statements are available and as of the date of the making of such incurrence of Indebtedness after giving pro forma effect to such incurrence of Indebtedness as if it had occurred on such last day or such date (as applicable) being less than or equal to 3.50:1.00 and (ii) from and after July 1, 2021, the aggregate outstanding principal amount of Indebtedness incurred by all Receivables Subsidiaries pursuant to all Qualified Receivables Transactions shall not at any time exceed the greater of (x) $135,000,000 and (y) 5.00% of Consolidated Total Assets of Holdings.
“Quarterly Financial Statements” means the unaudited consolidated balance sheets of Holdings and its respective Subsidiaries and the related statements of income, Stockholders’ Equity and cash flows for each fiscal quarter subsequent to the most recent Annual Financial Statements of Holdings and its respective Subsidiaries ended at least forty-five (45) days prior to the Third Restatement Date meeting the requirements of SEC Regulation S-X of the Securities Exchange Act of 1934, as amended (all of which shall have been reviewed by the independent accountants for Holdings as provided in Statement on Auditing Standards No. 100).
“Real Estate Opinion” has the meaning provided in the definition of “Collateral and Guaranty Requirements”.
“Real Property Reports” has the meaning provided in the definition of “Collateral and Guaranty Requirements”.
“Receivables” means all rights of Holdings or any of its Subsidiaries (other than a Receivables Subsidiary) to payments (whether constituting accounts, chattel paper, instruments, general intangibles or otherwise, and including the right to payment of any interest or finance charges), which rights are identified in the accounting records of Holdings or such Subsidiary as accounts receivable.
“Receivables Documents” means: (1) one or more receivables purchase agreements, pooling and servicing agreements, credit agreements, agreements to acquire undivided interests or other

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agreements to transfer or obtain loans or advances against, or create a security interest in, Receivables Program Assets, in each case entered into by Holdings, a Subsidiary and/or a Receivables Subsidiary, and (2) each other instrument, agreement and other document entered into by Holdings, a Subsidiary or a Receivables Subsidiary relating to the transactions contemplated by the agreements referred to in clause (a) above.
“Receivables Program Assets” means: (1) all Receivables which are described as being transferred by Holdings, a Subsidiary or a Receivables Subsidiary pursuant to the Receivables Documents; (2) all Receivables Related Assets in respect of Receivables described in clause (1); and (3) all collections (including recoveries) and other proceeds of the assets described in the foregoing clauses.
“Receivables Program Obligations” means Indebtedness and other obligations owing in respect of notes, trust certificates, undivided interests, partnership interests or other interests sold, issued and/or pledged, or otherwise incurred, in connection with a Qualified Receivables Transaction; and related obligations of Holdings, a Subsidiary or a Special Purpose Vehicle (including Standard Securitization Undertakings).
“Receivables Related Assets” means: (1) any rights arising under the documentation governing or relating to Receivables (including rights in respect of Liens securing such Receivables and other credit support in respect of such Receivables); (2) any proceeds of such Receivables and any lockboxes or accounts in which such proceeds are deposited; (3) spread accounts and other similar accounts (and any amounts on deposit therein) established in connection with a Qualified Receivables Transaction; (4) any warranty, indemnity, dilution and other intercompany claim arising out of Receivables Documents; and (5) other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable.
“Receivables Repurchase Obligation” means any obligation of Holdings or a Subsidiary (other than a Receivables Subsidiary) in a Qualified Receivables Transaction to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a Receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to Holdings or a Subsidiary (other than a Receivables Subsidiary).
“Receivables Subsidiary” means a special purpose wholly-owned Subsidiary created by Holdings or any Subsidiary in connection with the transactions contemplated by a Qualified Receivables Transaction, which Subsidiary engages in no activities other than those incidental to such Qualified Receivables Transaction and which is designated as a Receivables Subsidiary by Holdings’ Board of Directors. Any such designation by the Board of Directors shall be evidenced by filing with the Administrative Agent of a board resolution of Holdings giving effect to such designation and an officers’ certificate certifying, to the best of such officers’ knowledge and belief after consulting with counsel, that such designation, and the transactions in which the Receivables Subsidiary will engage, comply with the requirements of the definition of Qualified Receivables Transaction.
“Refinanced Term Loans” has the meaning specified in Section 11.01(d).
“Register” has the meaning specified in Section 11.06(c).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates.

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“Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration into or through the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material) or into or out of any property owned, leased or operated by such person.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York.
“Relevant Rate” means with respect to any Credit Extension denominated in (a) U.S. Dollars, SOFR, (b) Pounds Sterling, SONIA, (c) Swiss Francs, SARON, (d) Euros, EURIBOR, (e) Canadian Dollars, the Term CORRA Rate, (f) Japanese Yen, TIBOR, and (g) Australian Dollars, BBSY, as applicable.
“Replacement Term Loans” has the meaning specified in Section 11.01(d).
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived.
“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term A Loans, Term B Loans or Revolving Credit Loans, a Committed Loan Notice or Conversion/Continuation Notice, as applicable, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.
“Required Incremental Term Loan Lenders” means, as of any date of determination, with respect to each Series of Incremental Term Loans, Incremental Term Loan A Lenders or Incremental Term Loan B Lenders, as applicable, holding more than 50% of such Series on such date; provided that the portion of the Incremental Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Incremental Term Loan Lenders.
“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.
“Required Revolving Credit Lenders” means, as of any date of determination, Revolving Credit Lenders holding more than 50% of the sum of the (a) Total Revolving Credit Outstandings (with the aggregate amount of each Revolving Credit Lender’s risk participation and funded participation in Swing Line Loans and L/C Obligations being deemed “held” by such Revolving Credit Lender for purposes of this definition) and (b) aggregate unused Revolving Credit Commitments; provided that the unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Credit Lenders.
“Required Secured Parties” means (1) at any time prior to the date upon which (a) the Aggregate Commitments have been permanently and irrevocably terminated, (b) all Obligations (other than (x) contingent indemnification obligations as to which no claim has been asserted and (y) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements) have been paid

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in full and (c) all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made) have expired or been terminated, the Required Lenders (or such greater number of Lenders as may be required by Section 11.01) and (2) at any time thereafter and prior to the Discharge of Obligations, the holders of a majority of the sum of (i) the aggregate Swap Termination Value under the Secured Hedge Agreements and (ii) the aggregate outstanding amount of all Obligations then due and payable under the Secured Cash Management Agreements, in each case with respect to the foregoing clauses (i) and (ii) as of the date that is three (3) Business Days prior to the date in question.
“Required Term A Lenders” means, as of any date of determination, Term A Lenders holding more than 50% of the Term A Facility on such date; provided that the portion of the Term A Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term A Lenders.
“Required Term B Lenders” means, as of any date of determination, Term B Lenders holding more than 50% of the Term B Facility on such date; provided that the portion of the Term B Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term B Lenders.
“Rescindable Amount” has the meaning as defined in Section 2.12(b)(ii).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority
“Responsible Officer” means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer, assistant treasurer or controller of a Loan Party or, to the extent such Person is permitted to take any applicable action pursuant to the Organization Documents of such Loan Party, a director or other authorized signatory of such Loan Party and, solely for purposes of notices given pursuant to Article 2, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent.
“Restatement Date” means the date on which the conditions set forth in Section III of the Second Amendment have been satisfied or waived.
“Restatement Date Transaction Costs” means fees and expenses in connection with the Restatement Date Transactions.
“Restatement Date Transactions” means (i) the prepayment in full of the aggregate principal amount of the Term B Loans (as defined in the Original Credit Agreement) outstanding immediately prior to the effectiveness of the Second Amendment, (ii) the prepayment in full of the aggregate principal amount of the Term A Loans (as defined in the Original Credit Agreement) outstanding immediately prior to the effectiveness of the Second Amendment, other than that portion of the U.S. Dollar Term A Loans (as defined in the Original Credit Agreement) that is exchanged for a like principal amount of Term A Loans (as defined in the Amended and Restated Credit Agreement), and (iii) the repayment in

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full of the aggregate principal amount of any Revolving Credit Loans (as defined in the Original Credit Agreement) outstanding immediately prior to the effectiveness of the Second Amendment and the termination of all commitments to make extensions of credit under the Revolving Credit Facilities (as defined in the Original Credit Agreement) in effect immediately prior to the effectiveness of the Second Amendment, other than that portion of Revolving Credit Commitments (as defined in the Original Credit Agreement) that is exchanged for a like principal amount of Revolving Credit Commitments (as defined in the Amended and Restated Credit Agreement).
“Restatement Engagement Letter” means that certain Engagement Letter, dated as of April 11, 2013, among Holdings, Merrill Lynch, Pierce, Fenner and Smith Incorporated and Bank of America, as amended, amended and restated, supplemented or otherwise modified from time to time.
“Restatement Financial Projections” means the consolidated forecasted balance sheet and statements of income and cash flows of Holdings and its Subsidiaries in the most recent form provided to the Administrative Agent by Holdings prior to the Restatement Date.
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent or any thereof) or any option, warrant or other right to acquire any such dividend or other distribution or payment.
“Revaluation Date” means (a) with respect to any Loan denominated in an Alternative Currency, the first day of each Interest Period; and (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) each date of issuance of such Letter of Credit, (ii) each date of an amendment of such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of payment by the L/C Issuer under such Letter of Credit and (iv) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Revolving Credit Lenders shall require.
“Revolving Credit Borrowers” means, collectively, each U.S. Revolving Credit Borrower and each Foreign Borrower that becomes a borrower under the Revolving Credit Facility pursuant to Section 1.09.
“Revolving Credit Borrowing” means a borrowing consisting of one or more simultaneous Revolving Credit Loans of the same Type and, in the case of Term SOFR Loans, Agreed Currency Rate Loans, Australian BBSR Rate Loan, GBP Daily Rate Loan or Term CORRA Rate Loan, having the same Interest Period made pursuant to Section 2.01(d).
“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to make Revolving Credit Loans to the Borrowers pursuant to Section 2.01(d) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption or Master Assignment pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Second Amendment Closing Date, the aggregate amount of the Revolving Credit Commitments of all Revolving Credit Lenders was $600,000,000 (or the U.S. Dollar Equivalent thereof). As of the Seventh Amendment Closing Date, the aggregate amount of the Revolving Credit Commitments of all Revolving Credit Lenders is $467,500,000.00 (or the U.S. Dollar Equivalent thereof). “Revolving Credit Facility”

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means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time and the Credit Extensions made thereunder.
“Revolving Credit Lender” means, at any time, any Lender that has Revolving Credit Commitment at such time or that has Revolving Credit Loans or risk participations in Swing Line Loans or L/C Obligations, in each case, outstanding at such time.
“Revolving Credit Loan” has the meaning specified in Section 2.01(d).
“Revolving Credit Note” means a promissory note made by a Revolving Credit Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans made by such Revolving Credit Lender, in substantially the form of Exhibit B.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.
“Same Day Funds” means (a) with respect to disbursements and payments in U.S. Dollars, immediately available funds and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be reasonably determined by the Administrative Agent or the L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlements of international banking transactions in the relevant Alternative Currency.
“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority.
“SARON” means, with respect to any applicable determination date, (i) the Swiss Average Rate Overnight published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SARON means such rate that applied on the first Business Day immediately prior thereto minus (ii) 0.0571% per annum.
“Scheduled Unavailability Date” has the meaning specified in Section 3.03(c).
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Second Amended and Restated Credit Agreement” has the meaning specified in the recitals to this Agreement.
“Second Amendment” means the Second Amendment to the Credit Agreement, entered into as of May 13, 2013, by and among Holdings, certain Subsidiaries of Holdings party thereto, Barclays Bank PLC, as Existing Administrative Agent (as defined therein), Bank of Montreal, as Existing Multicurrency Administrative Agent (as defined therein), the Required Lenders and Consenting Lenders (each, as defined therein) and Bank of America, as the New Administrative Agent (as defined therein).
“Second Amendment and Additional Borrower Consent” means that certain Second Amendment and Additional Borrower Consent among Administrative Agent, Lenders, and Borrowers dated as of May 1, 2016.
“Second Amendment Closing Date” means May 23, 2019.

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“Second Amendment Closing Date Transactions” means (a) the continuation of the entire outstanding principal amount of the Term A Loans denominated in Euros outstanding immediately prior to the Second Amendment Closing Date, (b) the continuation of the entire outstanding principal amount of the Term A Loans denominated in Australian Dollars outstanding immediately prior to the Second Amendment Closing Date, (c) the establishment of a new tranche of Term A Loans denominated in U.S. Dollars, (d) (x) the continuation of the entire outstanding principal amount of the Revolving Credit Loans and Revolving Credit Commitments outstanding immediately prior to the Second Amendment Closing Date, and (y) the extension of additional Revolving Credit Commitments, (e) the consummation of the other amendments to the Third Amended and Restated Credit Agreement (as amended by the First Amendment thereto), and (e) the payment of fees and expenses in connection with the foregoing, in each case, on the terms and subject to the conditions set forth in the Second Amendment to Third Amended and Restated Credit Agreement and this Agreement.
“Second Amendment Effective Date” has the meaning assigned to the term “Effective Date” in the Second Amendment and Additional Borrower Consent.
“Second Amendment to Third Amended and Restated Credit Agreement” means the Second Amendment to the Third Amended and Restated Credit Agreement, entered into as of May 23, 2019, by and among Holdings, certain Subsidiaries of Holdings party thereto, Bank of America, as Administrative Agent, the Required Lenders (each as defined therein) and each other Person a party thereto.
“Second Two Repayment Years” has the meaning specified in Section 2.07(a).
“Second Restatement Date” means the date on which the conditions set forth in Section IV of the Third Amendment to Amended and Restated Credit Agreement have been satisfied or waived.
“Second Restatement Date Transaction Costs” means fees and expenses in connection with the Second Restatement Date Transactions.
“Second Restatement Date Transactions” means (i) the continuation of the entire outstanding principal amount of the Term A Loans (as defined in the Amended and Restated Credit Agreement) outstanding immediately prior to the effectiveness of the Third Amendment to Amended and Restated Credit Agreement, (ii) the making of additional Term A Loans pursuant to the second sentence of Section 2.01(a) of the Second Amended and Restated Credit Agreement, (iii) the continuation of the entire outstanding principal amount of the Revolving Loans (as defined in the Amended and Restated Credit Agreement) and Revolving Credit Commitments outstanding immediately prior to the Second Restatement Date and (iv) the extension of additional Revolving Credit Commitments, in each case on the terms and subject to the conditions set forth in the Third Amendment to Amended and Restated Credit Agreement.
“Second Restatement Financial Projections” means the consolidated forecasted balance sheet and statements of income and cash flows of Holdings and its Subsidiaries in the most recent form provided to the Administrative Agent by Holdings prior to the Second Restatement Date.
“Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between any Loan Party or any Subsidiary and any Cash Management Bank.
“Secured Hedge Agreement” means any interest rate, currency or commodities Swap Contract permitted under this Agreement that is entered into by and between a Loan Party or any Subsidiary and any Hedge Bank.
“Secured Parties” means, (i) the U.S. Obligations Secured Parties, (ii) the Foreign Obligations Secured Parties or (iii) collectively, all of the foregoing, as the context may require.

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“Securities Accounts” means “securities accounts” as such term is defined in the UCC and “securities accounts” as such term is defined in the STA.
“Seller’s Retained Interest” means the debt or equity interests held by Holdings or any Subsidiary in a Receivables Subsidiary to which Receivables Program Assets have been transferred, including any such debt or equity received as consideration for or as a portion of the purchase price for the Receivables Program Assets transferred, or any other instrument through which Holdings or any Subsidiary has rights to or receives distributions in respect of any residual or excess interest in the Receivables Program Assets.
“Series” has the meaning specified in Section 2.14(a).
“Seventh Amendment Closing Date” means October 30, 2024.
“Seventh Amendment” means the Seventh Amendment to the Third Amended and Restated Credit Agreement, entered into as of October 30, 2024, by and among Holdings, certain Subsidiaries of Holdings party thereto, Bank of America, as Administrative Agent, the Required Lenders (each as defined therein) and each other Person a party thereto.
“Sydney Sale” means the sale of the real property located at 101 O'Neil Road, Sidney, NY 13838.
“Sixth Amendment” means the Sixth Amendment to Amended and Restated Credit Agreement, dated the Sixth Amendment Closing Date, by and among the Loan Parties party thereto, the Required Lenders, the Revolving Credit Lenders and the Administrative Agent.
“Sixth Amendment Closing Date” means November 7, 2022.
“SOFR” with respect to any Business Day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day and, in each case, that has been selected or recommended by the Relevant Governmental Body.
“SOFR Adjustment” with respect to Term SOFR means 0.10% for any Interest Period.
“SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time that is satisfactory to the Administrative Agent.
“SOFR Loans” means, as the case may be, a Term SOFR Loan, or a Daily SOFR Loan.
“SOFR Scheduled Unavailability Date” has the meaning specified in Section 3.03(b).
“SOFR Successor Rate” has the meaning specified in Section 3.03(b).
“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature,

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(d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“SONIA” means, with respect to any applicable determination date, the Sterling Overnight Index Average Reference Rate published on the fifth Business Day preceding such date on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time); provided however that if such determination date is not a Business Day, SONIA means such rate that applied on the first Business Day immediately prior thereto.
“SONIA Adjustment” means, with respect to SONIA, 0.0326% per annum.
“Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe.
“Special Purpose Vehicle” means a trust, partnership or other special purpose Person established by Holdings and/or any of its Subsidiaries to implement a Qualified Receivables Transaction.
“Specified Brazilian Tax Payment” means any payment of taxes (including interest and penalties in connection therewith) in connection with that certain goodwill tax assessment issued on December 19, 2012 or any other subsequent assessment based on substantially similar allegations or claims by the Federal Revenue Department (Brazil) against Tilibra in an amount not to exceed, in the aggregate, the U.S. Dollar Equivalent of BRL200,000,000.
“Specified Supply Chain Agreement” shall have the meaning specified in the definition of “Specified Supply Chain Obligations”.
“Specified Supply Chain Obligations” means the due and punctual payment and performance of all obligations of each Loan Party to any Supply Chain Finance Bank under any Permitted Supply Chain Financing, with respect to the security interests granted pursuant to the Collateral Documents, to the extent the documentation for such obligations specifically provides that such Supply Chain Finance Bank is entitled to the benefit of the security interests granted pursuant to the Collateral Documents or, with respect to guarantees provided pursuant to the Guaranty Agreements, unless the documentation for such specifically provides that such Supply Chain Finance Bank is not entitled to the benefit of the guarantees provided pursuant to the Guaranty Agreements; provided, however, that the Permitted Supply Chain Financing arrangements entered, or to be entered, into by one or more of the Loan Parties and any Supply Chain Finance Bank shall not constitute Specified Supply Chain Obligations and shall not be secured pursuant to any Collateral Documents unless expressly authorized by Holdings in a writing delivered to Agent (such documentation, a “Specified Supply Chain Agreement”).
“SpinCo” means Monaco SpinCo Inc., a Delaware corporation and any permitted successor thereto, including Holdings.
“SpinCo Closing Date” means April 30, 2012.
“SpinCo Notes” means the senior notes of SpinCo due 2020, in an aggregate principal amount not to exceed $500,000,000 outstanding under the SpinCo Notes Indenture.

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“SpinCo Notes Documents” means the SpinCo Notes Indenture, the SpinCo Notes and each other document or agreement relating to the issuance of the SpinCo Notes.
“SpinCo Notes Indenture” means the indenture dated as of April 30, 2012, by and among SpinCo, as issuer, the guarantors named therein, and Wells Fargo Bank, National Association, as trustee, under which the SpinCo Notes are issued.
“Spot Rate” for a currency means the rate determined by the Administrative Agent or the L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date specified; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency.
“Standard Securitization Undertakings” means representations, warranties, covenants, performance guarantees and indemnities entered into by Holdings or any Subsidiary of Holdings which, in the good faith judgment of the board of directors of the appropriate company, are reasonably customary for the applicable jurisdiction in an accounts receivable transaction, including any Receivables Repurchase Obligation.
“Stockholders’ Equity” means, as of any date of determination, consolidated stockholders’ equity of Holdings and its Subsidiaries as of that date determined in accordance with GAAP.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise Controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings.
“Successor Rate” has the meaning specified in Section 3.03(c).
“Supply Chain Finance Bank” means any Person that, at the time it enters into any Specified Supply Chain Agreement, is a Lender, the Administrative Agent or an Arranger or the Affiliate of a Lender, the Administrative Agent or an Arranger in its capacity as a party to such Permitted Supply Chain Financing.
“Supported QFC” has the meaning given to that term in Section 11.29.
“Survey” has the meaning provided in the definition of “Collateral and Guaranty Requirements”.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other

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similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other similar master agreement relating to a transaction described in clause (a) (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the termination value(s) that would be owing in accordance with the terms of such Swap Contracts were such Swap Contracts closed out on the applicable date of determination with the Loan Party or Subsidiary party thereto as the sole defaulting party or sole affected party thereunder.
“Swedish Pledge Agreement” means the Amended and Restated Swedish Pledge Agreement (as defined in the Second Amendment).
“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.
“Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans or any successor swing line lender hereunder.
“Swing Line Loan” has the meaning specified in Section 2.04(a).
“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be in substantially the form of Exhibit A-3 or any other form approved by the Administrative Agent and the Swing Line Lender (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the applicable Borrower.
“Swing Line Loan Prepayment Notice” means a notice of a prepayment of a Swing Line Loan pursuant to Section 2.05(a)(ii), which shall be in substantially the form of Exhibit A-5 or any other form approved by the Administrative Agent and the Swing Line Lender.
“Swing Line Sublimit” means an amount equal to $60,000,000. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility.
“Syndication Agents” mean Barclays Bank PLC, BMO Capital Markets Corp., PNC Bank, National Association and Wells Fargo Bank, National Association, in their respective capacities as syndication agents.
“Synthetic Lease Obligation” means the monetary obligation of a Person under an agreement for the use or possession of property (including sale and leaseback transactions) creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any

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Debtor Relief Laws to such Person, would be characterized as indebtedness of such Person (without regard to accounting treatment).
“TARGET2” means the real time gross settlement system operated by the Eurosystem, or any successor system.
“TARGET Day” means any day on which TARGET2 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term A Borrower” means, as the case may be, an Australian Dollar Term A Borrower, a Euro Term A Borrower or a U.S. Dollar Term A Borrower.
“Term A Borrowing” means, as the case may be, an Australian Dollar Term A Borrowing, a Euro Term A Borrowing or a U.S. Dollar Term A Borrowing.
“Term A Commitment” means, as the case may be, an Australian Dollar Term A Commitment, a Euro Term A Commitment or a U.S. Dollar Term A Commitment.
“Term A Facility” means, as the case may be, an Australian Dollar Term A Facility, the Euro Term A Facility or the U.S. Dollar Term A Facility.
“Term A Installment Payment Date” means, as the case may be, any Australian Dollar Term A Installment Payment Date, any Euro Term A Installment Payment Date and any U.S. Dollar Term A Installment Payment Date.
“Term A Lender” means, as the case may be, an Australian Dollar Term A Lender, a Euro Term A Lender or a U.S. Dollar Term A Lender.
“Term A Loan” means, as the case may be, any Australian Dollar Term A Loan, Euro Term A Loan or U.S. Dollar Term A Loans.
“Term A Note” means any Australian Dollar Term A Note, Euro Term A Note or the U.S. Dollar Term A Loans.
“Term B Borrower” means, collectively, Holdings and each other Person that becomes a borrower under a Term B Facility pursuant to Section 1.09.
“Term B Borrowing” means a borrowing consisting of one or more simultaneous Term B Loans of the same Type under a Term B Facility.
“Term B Commitment” means, as to each Term B Lender, its obligation to make Term B Loans to Holdings pursuant to the terms of this Agreement. As of the Second Amendment Closing Date, the aggregate amount of the Term B Commitments of the Term B Lenders is $0.
“Term B Facility” means, at any time, the aggregate principal amount of the Term B Loans of all Term B Lenders outstanding at such time.

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“Term B Lender” means at any time after the Second Amendment Closing Date, any Lender that holds Term B Loans at such time.
“Term B Loan” means any loan made by any Term B Lender under a Term B Facility established pursuant to the terms of this Agreement.
“Term B Note” means a promissory note made by Holdings in favor of a Term B Lender evidencing Term B Loans made by such Term B Lender, in substantially the form of Exhibit C-4.
“Term B Replacement Lender” shall have the meaning specified in Section 11.13.
“Term CORRA” means the forward-looking term rate based on CORRA.
“Term CORRA Adjustment” means (i) 0.29547% (29.547 basis points) for an Interest Period of one-month’s duration and 0.32138% (32.138 basis points) for an Interest Period of three-months’ duration.
“Term CORRA Rate” means Term CORRA for a tenor comparable to the applicable Interest Period, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two Business Days prior to the first day of such Interest Period (or, if such day is not a Business Day, then on then on the immediately preceding Business Day) with a term equivalent to such Interest Period plus the Term CORRA Adjustment for such Interest Period; provided, that, if Term CORRA Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Term CORRA Rate Loan” mean any Revolving Credit Loan made in Canadian Dollars and bearing an interest based on the Term CORRA Rate.
“Term Lender” means, as the case may be, a Term A Lender, a Term B Lender, an Incremental Term Loan A Lender and an Incremental Term Loan B Lender.
“Term Loan” means, as the case may be, a Term A Loan, a Term B Loan, an Incremental Term A Loan and an Incremental Term B Loan.
“Term SOFR” means:
(a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and
(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day;
provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement.
“Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.

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“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).
“Term SOFR Replacement Date” has the meaning specified in Section 3.03(b).
“Third Amendment to Amended and Restated Credit Agreement” means the Third Amendment to Amended and Restated Credit Agreement, dated as of April 28, 2015, among Holdings, the Administrative Agent, the Guarantors and the Lenders (as defined in the Amended and Restated Credit Agreement) and other financial institutions party thereto.
“Third Amendment” means the Third Amendment to the Second Amended and Restated Credit Agreement, entered into as of October 21, 2016, by and among Holdings, certain Subsidiaries of Holdings party thereto, the Required Lenders and Consenting Lenders (each, as defined therein) and Bank of America, as the Administrative Agent (as defined therein).
“Third Amendment 2020” means the Third Amendment to Amended and Restated Credit Agreement, dated the Third Amendment Closing Date, by and among the Loan Parties party thereto, the Required Lenders, the Revolving Credit Lenders and the Administrative Agent.
“Third Amendment Effective Date” means May 1, 2020.
“Third Restatement Date” means the date on which the conditions set forth in Section IV of the Third Amendment have been satisfied or waived.
“Third Restatement Date Transaction Costs” means fees and expenses in connection with the Third Restatement Date Transactions.
“Third Restatement Date Transactions” means (x) the repayment, in full, of the existing Term A Loans (as defined in the Second Amended and Restated Credit Agreement) other than the Series AUD Incremental Term A Loans (as defined in the AUD Incremental Joinder Agreement) on the Third Restatement Date, (y)(i) the prepayment of a portion of the Series AUD Incremental Term A Loans, (ii) the continuation of the remaining portion of the Series AUD Incremental Term A Loans as Australian Dollar Term A Loans (as defined below) on the terms set forth in this Agreement, (iii) the establishment of a tranche of Euro-denominated Term A Loans in the form of the Euro Term A Loans, (iv) the continuation of the Revolving Credit Facility (as defined below) as amended and restated by this Agreement and (v) the establishment of additional Revolving Credit Commitments, in each case on the terms and subject to the conditions set forth in the Third Amendment and (z) the consummation of the Acquisition.
“Third Restatement Engagement Letter” means that certain Engagement Letter, dated as of June 7, 2016, among Holdings and Merrill Lynch, Pierce, Fenner and Smith Incorporated, as amended, amended and restated, supplemented or otherwise modified from time to time.
“Third Restatement Fee Letter” means that certain Amended and Restated Fee Letter, dated as of August 10, 2016, among Holdings, Merrill Lynch, Pierce, Fenner and Smith Incorporated and Bank of America, as amended, amended and restated, supplemented or otherwise modified from time to time.
“Third Restatement Financial Projections” means the consolidated forecasted balance sheet and statements of income and cash flows of Holdings and its Subsidiaries in the most recent form provided to the Administrative Agent by Holdings prior to the Third Restatement Date.

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“Threshold Amount” means $40,000,000.
“Tilibra” means Tilibra Produtos de Papelaria Ltda., a Subsidiary of Holdings.
“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.
“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations.
“Type” means, with respect to a Loan, its character as determined with regard to the interest rate applicable thereto, e.g., whether a Base Rate Loan, a Term SOFR Loan, an Agreed Currency Rate Loan, an Australian BBSR Rate Loan, GBP Daily Rate Loan or a Term CORRA Rate Loan.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“U.S. Borrower Obligations” means all Obligations owing to the Administrative Agent, the L/C Issuer or any Lender by any U.S. Borrower.
“U.S. Borrowers” shall have the meaning specified in the preamble of this Agreement.
“U.S. Collateral Documents” means the collective reference to (a) the U.S. Security Agreement, the U.S. Pledge Agreement, the U.S. Mortgages, each of the mortgages, collateral assignments, security agreements, pledge agreements, control agreements or other similar agreements or supplements to the foregoing (i) entered into by any Loan Party, (ii) delivered to the Administrative Agent pursuant to the Collateral and Guaranty Requirements or pursuant to Section 6.11 for the benefit of any or all of the Secured Parties and (iii) governed by the laws of the United States or any state or other political subdivision thereof that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of any or all of the Secured Parties and (b) each of the other agreements, instruments or documents governed by the laws of the United States or any state or other political subdivision thereof that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of any or all of the Secured Parties.
“U.S. Dollar” and “$” mean lawful money of the United States.
“U.S. Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in U.S. Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in U.S. Dollars as determined by the Administrative Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with such Alternative Currency.

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“U.S. Dollar Term A Borrower” collectively, Holdings and each other U.S. Borrower that becomes a borrower under the U.S. Dollar Term A Facility pursuant to Section 1.09.
“U.S. Dollar Term A Borrowing” means a borrowing consisting of one or more simultaneous U.S. Dollar Term A Loans of the same Type under the Term A Facility and, in the case of Term SOFR Loans and Agreed Currency Rate Loans, having the same Interest Period made pursuant to Section 2.01(c).
“U.S. Dollar Term A Commitment” means, as to each Term A Lender, its obligation to make U.S. Dollar Term A Loans to Holdings pursuant to Section 2.01(c) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term A Lender’s name on Schedule 1 under the caption “Second Amendment Closing Date U.S. Dollar Term A Commitment” in the Second Amendment to Third Amended and Restated Credit Agreement or opposite such caption in the Assignment and Assumption pursuant to which such Term A Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. As of the Second Amendment Closing Date, the aggregate amount of the U.S. Dollar Term A Commitments of the Term A Lenders is $100,000,000.
“U.S. Dollar Term A Facility” means, at any time, (a) on and after the Second Amendment Closing Date, the aggregate amount of the U.S. Dollar Term A Commitments at such time and (b) thereafter, the aggregate principal amount of the U.S. Dollar Term A Loans of all Term A Lenders outstanding at such time.
“U.S. Dollar Term A Installment Payment Date” has the meaning specified in Section 2.07(c).
“U.S. Dollar Term A Loan” means any Loan made by any Term A Lender under the Term Facility in U.S. Dollars pursuant to Section 2.01(c).
“U.S. Dollar Term A Note” means a promissory note made by Holdings in favor of a Term A Lender evidencing U.S. Dollar Term A Loans made by such Term A Lender, in substantially the form of Exhibit C-3.
“U.S. Guarantors” means and includes each U.S. Borrower and each U.S. Subsidiary Guarantor.
“U.S. Loan Party” means Holdings and each other U.S. Guarantor.
“U.S. Mortgaged Properties” has the meaning provided in the definition of “Collateral and Guaranty Requirements”.
“U.S. Mortgages” has the meaning provided in the definition of “Collateral and Guaranty Requirements”.
“U.S. Obligations” means the U.S. Borrower Obligations, all Obligations of any U.S. Loan Party or any Domestic Subsidiary under any Secured Cash Management Agreement or any Secured Hedge Agreement, all Obligations of any U.S. Loan Party under any Specified Supply Chain Agreement and Obligations of any U.S. Loan Party under any guarantee or security agreement related to any of the foregoing.
“U.S. Obligations Guaranty” means the Amended and Restated U.S. Obligations Guaranty (as defined in the Second Amendment).

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“U.S. Obligations Secured Parties” means, collectively, (i) the Administrative Agent, (ii) each Lender making a Loan or other extension of credit hereunder to, or having commitments under this Agreement to, any U.S. Borrower, (iii) each L/C Issuer issuing a Letter of Credit or amending or extending any issued Letter of Credit for the account of any U.S. Borrower, (iv) with respect to any Secured Cash Management Agreement with a U.S. Loan Party or any other Domestic Subsidiary, the Cash Management Banks party thereto, (v) with respect to any Secured Hedge Agreement with a U.S. Loan Party or any other Domestic Subsidiary, the Hedge Banks party thereto, (vi) with respect to any Specified Supply Chain Agreement in respect of any Permitted Supply Chain Financing with a U.S. Loan Party, the Supply Chain Finance Banks party thereto, and (vii) each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05.
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.
“U.S. Pledge Agreement” means the Amended and Restated U.S. Pledge Agreement (as defined in the Second Amendment).
“U.S. Revolving Credit Borrowers” means, collectively, Holdings and each other U.S. Borrower that becomes a borrower under the Revolving Credit Facility pursuant to Section 1.09.
“U.S. Security Agreement” means the Amended and Restated U.S. Security Agreement (as defined in the Second Amendment).
“U.S. Subsidiary Guarantors” means (a) each Person identified on Schedule 5.13 as a U.S. Subsidiary Guarantor, (b) subject to the Agreed Security Principles, each Subsidiary of Holdings (but, with respect to U.S. Obligations, excluding a CFC Subsidiary and its Subsidiaries), whether existing on the Restatement Date or established, created or acquired after the Restatement Date (provided, however, that this clause (b) shall not require an Exempted Entity to be a guarantor of any U.S. Obligations or a party to the U.S. Obligations Guaranty) and (c) each Subsidiary of Holdings which guarantees obligations under the SpinCo Notes Documents or the 2029 Notes Documents, whether existing on the Restatement Date or established, created or acquired after the Restatement Date, in each case unless and until such time as the respective Subsidiary is released from all of its obligations under the U.S. Obligations Guaranty, Foreign Obligations Guaranty and the Collateral Documents to which it is a party in accordance with the terms and provisions thereof.
“U.S. Special Resolution Regimes” has the meaning given to that term in Section 11.29.
“U.S. Tax Compliance Certificate” means a certificate substantially in substantially the forms of any of Exhibits G-1 through G-4 or any other forms approved by the Administrative Agent, as the context may require.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the Third Restatement Date; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

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“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).
“ULC” shall have the meaning specified in Section 5.13.
“United States” and “U.S.” mean the United States of America.
“Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).
“Unrestricted Cash” means, as of any date of determination, the aggregate amount of cash and Cash Equivalents properly classified as “unrestricted cash” for purposes of GAAP as at such date and excluding cash and Cash Equivalents held by any Person, to the extent that the payment or distribution by such Person of such cash or Cash Equivalents is not permitted by the terms of such Person’s Organization Documents or any agreement, instrument or Law applicable to such Person.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness that is being modified, refinanced, refunded, renewed, replaced or extended (the “Applicable Indebtedness”), the effect of any prepayments made on such Applicable Indebtedness prior to the date of the applicable modification, refinancing, refunding, renewal, replacement or extension shall be disregarded.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import when used in any Loan Document, shall be

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construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including”.

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(d) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Section 1.03 Accounting Terms. (i) Generally. Subject to Section 1.03(b), all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Annual Financial Statements, except as otherwise specifically prescribed herein; provided that obligations relating to a lease that were accounted for by a Person as an operating lease as of the Third Restatement Date and any similar lease entered into after the Third Restatement Date by such Person shall be accounted for as obligations relating to an operating lease and not as a Capital Lease.

(b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Holdings or the Required Lenders shall so request, the Administrative Agent, the Lenders and Holdings shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein.

Section 1.04 Rounding. Any financial ratios required to be maintained or complied with by Holdings pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

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Section 1.06 Letter of Credit Amounts. With respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the U.S. Dollar Equivalent of the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum U.S. Dollar Equivalent of the stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum U.S. Dollar Equivalent of the stated amount is in effect at such time.

Section 1.07 Currency Equivalents Generally; Change of Currency. For purposes of this Agreement and the other Loan Documents (other than Articles 2, 9 and 11), where the permissibility of a transaction or determinations of required actions or circumstances depend upon compliance with, or are determined by reference to, amounts stated in U.S. Dollars, such amounts shall be deemed to refer to U.S. Dollars or U.S. Dollar Equivalents and any requisite currency translation shall, unless otherwise specified, be based on the Spot Rate in effect on the Business Day immediately preceding the date of such transaction or determination. Notwithstanding the foregoing, for purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Liens, Indebtedness or Investment in currencies other than U.S. Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Lien is created, Indebtedness is incurred or Investment is made. Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with Holdings’ consent (not to be unreasonably withheld) to appropriately reflect a change in currency of any country and any relevant market conventions or practices relating to such change in currency.

Section 1.08 Additional Alternative Currencies. (ii) Holdings may from time to time request that Revolving Credit Loans be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency”; provided that such requested currency is a lawful currency (other than U.S. Dollars) that is readily available and freely transferable and convertible into U.S. Dollars. In the case of any such request with respect to the making of Revolving Credit Loans, subject to Section 11.01(b), such request shall be subject to the approval of the Administrative Agent and the Revolving Credit Lenders and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer.

(b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., twenty (20) Business Days prior to the date of the desired Credit Extension (or such earlier time or date as may be agreed by the Administrative Agent or, in the case of any such request pertaining to Letters of Credit, the L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Revolving Credit Loans, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the L/C Issuer thereof. Each Revolving Credit Lender (in the case of any such request pertaining to Revolving Credit Loans) or the L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten (10) Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Revolving Credit Loans or the issuance of Letters of Credit, as the case may be, in such requested currency.

(c) Any failure by a Revolving Credit Lender or the L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Revolving Credit Lender or the L/C Issuer, as the case may be, to permit Revolving Credit Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Revolving Credit Lenders consent to making Revolving Credit Loans in such requested currency, the Administrative Agent shall promptly so notify Holdings and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Revolving Credit Borrowings of Revolving Credit Loans; and if the Administrative Agent and the L/C Issuer consent to the issuance of

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Letters of Credit in such requested currency, the Administrative Agent shall so notify Holdings and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. Notwithstanding anything in Section 11.01(a) to the contrary, the Administrative Agent and Holdings may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents (which may take the form of amendments and restatements) as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 1.09.

Section 1.09 Additional Borrowers. Holdings may from time to time request that (x) one or more additional Domestic Subsidiaries be added as Borrowers under the Term A Facility, a Term B Facility and the Revolving Credit Facility and/or (y) one or more additional Foreign Subsidiaries be added as Borrowers under the Revolving Credit Facility, in each case, which request shall be subject to the approval of the Administrative Agent and each of the Term A Lenders, Term B Lenders and Revolving Credit Lenders (in the case of such Domestic Subsidiaries) or the Administrative Agent and each of the Revolving Credit Lenders (in the case of such Foreign Subsidiaries). If (1) the Administrative Agent and all Term A Lenders. Term B Lenders and Revolving Credit Lenders consent to the addition of such Domestic Subsidiary as a Term A Borrower under the Term A Facility, as a Term B Borrower under a Term B Facility and a Revolving Credit Borrower under the Revolving Credit Facility and (2) the Administrative Agent and all Revolving Credit Lenders consent to the addition of such Foreign Subsidiary as a Revolving Credit Borrower under the Revolving Credit Facility, in each case, such Subsidiary shall be required to execute and deliver to the Administrative Agent a Borrower Joinder Agreement and shall take all action in connection therewith (a) if such Borrower is a Domestic Subsidiary, as would otherwise have been required to cause the Collateral and Guaranty Requirements and the requirements set forth in Section 6.11 to be satisfied as if such Subsidiary had been a Loan Party on the Restatement Date and (b) if such Borrower is a Foreign Subsidiary, as are deemed reasonably necessary by the Administrative Agent to provide that the Obligations of such additional Borrower be, to the extent permitted by law, guaranteed and secured on terms no less favorable than those contained in the Collateral and Guaranty Requirements and, in the case of each of clauses (a) and (b), shall deliver to the Administrative Agent such Organization Documents, resolutions, certificates, legal opinions, lien searches and other information (including information to allow the Administrative Agent and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Act) and documents as the Administrative Agent shall reasonably request. Any Subsidiary that becomes a party to this Agreement pursuant to this Section 1.09 shall thereupon be deemed for all purposes to be a Revolving Credit Borrower under the Revolving Credit Facility hereunder and/or a Term A Borrower under the Term A Facility hereunder, and/or a Term B Borrower under a Term B Facility hereunder as applicable. Notwithstanding anything in Section 11.01(a) to the contrary, each Borrower Joinder Agreement may, without the consent of any other Lenders (but subject to the approval by the Lenders to the addition of such U.S. Borrower or the approval by the Revolving Credit Lenders to the addition of such Foreign Borrower), effect such amendments to this Agreement and the other Loan Documents (which may take the form of amendments and restatements) as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 1.09, including, in the case of the addition of a Foreign Borrower, amendments limiting the amount available to be borrowed by such Foreign Borrower and any other Foreign Borrower organized in the same jurisdiction (it being understood that entities formed under the laws of different states, provinces or other localities of the same country as that of a Borrower shall be considered to be of the same jurisdiction as such Foreign Subsidiary) to a specified U.S. Dollar Equivalent of any Alternative Currency, or to effect any other amendments that shall give effect to any conditions associated with the consent of the appropriate Lenders to the addition of such U.S. Borrower or Foreign Borrower. For the avoidance of doubt, Domestic Subsidiaries of Holdings that become Borrowers pursuant to this Section 1.09 shall become Borrowers under each of the Revolving Credit Facility, the Term A Facility and a Term B Facility, as applicable, and Foreign Subsidiaries of Holdings that become Borrowers pursuant to this Section 1.09 shall become Borrowers solely under the Revolving Credit Facility.

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Section 1.10 Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day.

Section 1.11 Interest Rates; Licensing.

(a) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any SOFR Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any SOFR Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any SOFR Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.

(b) By agreeing to make Revolving Credit Loans under this Agreement, each Revolving Credit Lender is confirming it has all licenses, permits and approvals necessary for use of the reference rates referred to herein and it will do all things necessary to comply, preserve, renew and keep in full force and effect such licenses, permits and approvals.

Section 1.12 Limited Condition Acquisitions. Notwithstanding anything to the contrary in this Agreement, solely for the purpose of (A) measuring the relevant financial ratios and basket availability with respect to the incurrence of any Indebtedness (including any Incremental Term Loans, Incremental Revolving Loans, Incremental Term A Commitments, Incremental Term B Commitments or Incremental Revolving Commitments) or Liens or the making of any Investments, prepayments of Junior Indebtedness or Dispositions or (B) determining compliance with representations and warranties or the occurrence of any Default or Event of Default, in each case, in connection with a Limited Condition Acquisition, if Holdings has made an LCA Election with respect to such Limited Condition Acquisition, the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date on which the definitive agreements for such Limited Condition Acquisition are entered into (the “LCA Test Date”), and if, after giving pro forma effect to the Limited Condition Acquisition and the other transactions to be entered into in connection therewith as if they had occurred at the beginning of the most recent Test Period ending prior to the LCA Test Date, Holdings could have taken such action on the relevant LCA Test Date in compliance with such financial ratio, basket, representation or warranty, such financial ratio, basket, representation or warranty shall be deemed to have been complied with.

Article 2
The Commitments and Credit Extensions

Section 2.01 The Loans. (iii) Australian Dollar Term A Loans. Subject to the terms and conditions set forth in the AUD Incremental Joinder Agreement, each “Incremental Lender” (as defined in

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the AUD Incremental Joinder Agreement) severally made a single Australian Dollar Term A Loan in Australian Dollars to the Australian Dollar Term A Borrowers on the Increased Amount Date (as defined in the AUD Incremental Joinder Agreement) in an aggregate amount that did not exceed such “Incremental Lender’s” (as defined in the AUD Incremental Joinder Agreement) “Incremental Term Loan A Commitment” (as defined in the AUD Incremental Joinder Agreement) as of the Increased Amount Date (as defined in the AUD Incremental Joinder Agreement). Subject to the terms and conditions set forth herein, each Australian Dollar Term A Lender with an Australian Dollar Term A Commitment as of the Third Restatement Date severally agrees to make a single Australian Dollar Term A Loan in Australian Dollars to the Australian Dollar Term A Borrowers on the Third Restatement Date in an aggregate amount not to exceed such Australian Dollar Term A Lender’s Australian Dollar Term A Commitment as of the Third Restatement Date. The Australian Dollar Term A Borrowing to be made on the Third Restatement Date shall consist of Australian Dollar Term A Loans made simultaneously by the Australian Dollar Term A Lenders having Australian Dollar Term A Commitments in accordance with their respective Applicable Percentage of the Australian Dollar Term A Facility. Subject to the terms and conditions set forth herein and in the Second Amendment to Third Amended and Restated Credit Agreement, each Australian Dollar Term A Lender with an Australian Dollar Term A Commitment as of the Second Amendment Closing Date severally agreed, on the Second Amendment Closing Date, to continue to advance such Australian Dollar Term A Loans to the Australian Dollar Term A Borrowers as of the Second Amendment Closing Date. From and after the Second Amendment Closing Date, the aggregate principal amount of outstanding Australian Dollar Term A Loans shall not exceed AUD 61,000,000. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be re-borrowed. Australian Dollar Term A Loans shall be Australian BBSR Rate Loans, as further provided herein.

(b) Euro Term A Loans. Subject to the terms and conditions set forth herein and in the Third Amendment, each Euro Term A Lender with a Euro Term A Commitment as of the Third Restatement Date severally agrees to make a single Euro Term A Loan in Euros to Holdings on the Third Restatement Date in an aggregate amount not to exceed such Euro Term A Lender’s Euro Term A Commitment as of the Third Restatement Date. The Euro Term A Borrowing to be made on the Third Restatement Date shall consist of Euro Term A Loans made simultaneously by the Euro Term A Lenders having Euro Term A Commitments in accordance with their respective Applicable Percentage of the Euro Term A Facility. Subject to the terms and conditions set forth herein and in the Second Amendment to Third Amended and Restated Agreement, each Euro Term A Lender with a Euro Term A Commitment as of the Seventh Amendment Closing Date severally agreed, on the Seventh Amendment Closing Date, to continue to advance such Euro Term A Loans to Holdings in an aggregate amount not to exceed such Euro Term A Lender’s Euro Term A Commitment as of the Seventh Amendment Closing Date. From and after the Seventh Amendment Closing Date, the aggregate principal amount of outstanding Euro Term A Loans shall not exceed €122,890,001.85. Amounts there were borrowed under this Section 2.01(b) and repaid or prepaid may not be re-borrowed. Euro Term A Loans shall be Agreed Currency Rate Loans, as further provided herein.

(c) U.S. Dollar Term A Loans. Subject to the terms and conditions set forth herein and in the Second Amendment to Third Amended and Restated Agreement, each Term A Lenders having U.S. Dollar Term A Commitments as of the Second Amendment Closing Date severally agrees to make a single U.S. Dollar Term A Loan to Holdings on the Second Amendment Closing Date and in an aggregate amount not to exceed such Term A Lender’s U.S. Dollar Term A Commitments as of the Second Amendment Closing Date. The U.S. Dollar Term A Borrowing to be made on the Second Amendment Closing Date shall consist of U.S. Dollar Term A Loans, made simultaneously by the Term A Lenders having U.S. Dollar Term A Commitments, in each case in accordance with their respective Applicable Percentage of the U.S. Dollar Term A Facility. From and after the Second Amendment Closing Date, the aggregate principal amount of U.S. Dollar Term A Loans shall not exceed $100,000,000. Amounts borrowed under this Section 2.01(d)

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and repaid or prepaid may not be re-borrowed. U.S. Dollar Term A Loans shall be denominated in U.S. Dollars and may be Base Rate Loans or SOFR Loans, as further provided herein.

(d) The Revolving Credit Loans. Subject to the terms and conditions set forth herein and in the Seventh Amendment to Third Amended and Restated Agreement, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to any Revolving Credit Borrower (on a joint and several basis with the other Revolving Credit Borrowers within the same Group) in U.S. Dollars or an Alternative Currency, in each case, from time to time, on any Business Day during the Availability Period for the Revolving Credit Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Credit Lender’s Revolving Credit Commitment; provided, further, that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time, (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment and (iii) the Total Revolving Credit Outstandings denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit. Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Revolving Credit Borrowers may borrow under this Section 2.01(d), prepay under Section 2.05, and re-borrow under this Section 2.01(d). Revolving Credit Loans (u) denominated in U.S. Dollars may be Base Rate Loans or SOFR Loans, (v) denominated in Australian Dollars shall be Australian BBSR Rate Loans, (w) denominated in Canadian Dollars shall be Term CORRA Rate Loans, (x) denominated in Pounds Sterling shall be GBP Daily Rate Loans, (y) denominated in Swiss Francs shall be SARON Loans and (z) denominated in an Alternative Currency (other than Australian Dollars, GBP Daily Rate Loans and Canadian Dollars) shall be Agreed Currency Rate Loans.

Section 2.02 Borrowings, Conversions and Continuations of Loans. (iv) Each Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to another, and each continuation of Term SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by “pdf” or similar electronic format, in the form of either the Committed Loan Notice or the Conversion/Continuation Notice, as applicable (each, a “Notice”). Each such Notice must be received by the Administrative Agent not later than (i) 10:00 a.m. two (2) Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans denominated in U.S. Dollars or of any conversion of Term SOFR Loans denominated in U.S. Dollars to Base Rate Loans, (ii) 10:00 a.m. four (4) Business Days prior to the requested date of any Borrowing of, or continuation of, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans, (iii) 10:00 a.m. four (4) Business Days (or five (5) Business Days in the case of a Special Notice Currency) prior to the requested date of any Revolving Credit Borrowing denominated in an Alternative Currency (other than Australian Dollars and Canadian Dollars) and (iv) 10:00 a.m. one (1) Business Day prior to the requested date of any Borrowing of Base Rate Loans or Daily SOFR Loans denominated in U.S. Dollars. Each Borrowing of, conversion to or continuation of Term SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans shall be in a minimum principal amount of $5,000,000 and whole multiples of $1,000,000 in excess thereof. Except as provided in Sections 2.03I and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Notice shall specify, as applicable, (1) whether the applicable Borrower is requesting a Term A Borrowing, a Term B Borrowing, Revolving Credit Borrowing, an Incremental Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Term SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate

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Loans, GBP Daily Rate Loans or Term CORRA Rate Loans, (2) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (3) the principal amount of Loans to be borrowed, converted or continued, (4) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, (5) if applicable, the duration of the applicable Interest Period with respect thereto and (6) in the case of Revolving Credit Borrowings or Revolving Credit Loans, the currency of the Loans to be borrowed or continued (provided, that if such Borrower shall fail to so specify, the applicable Revolving Credit Borrowing or Revolving Credit Loan shall be denominated in U.S. Dollars). If the applicable Borrower fails to specify a Type of Loan in a Committed Loan Notice or if such Borrower fails to give a timely Conversion/Continuation Notice, then the applicable Term Loans or Revolving Credit Loans denominated in U.S. Dollars shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans or Agreed Currency Rate Loans. If the applicable Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans or Agreed Currency Rate Loans in any such Committed Loan Notice or Conversion/Continuation Notice, as applicable, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and re-borrowed in the other currency. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to an Agreed Currency Rate Loan or Term SOFR Loan~~,~~s.

(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage under the applicable Facility of the applicable Term Loans or Revolving Credit Loans, and, if no timely Conversion/Continuation Notice is provided by any Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than (x) 1:00 p.m., in the case of any SOFR Loan or Agreed Currency Rate Loan, SARON Loans, Australian BBSR Rate Loan, GBP Daily Rate Loan or Term CORRA Rate Loan, (y) 12:00 p.m., in the case of any Base Rate Loan and (z) the Applicable Time specified by the Administrative Agent in the case of any Revolving Credit Loan denominated in an Alternative Currency (other than Australian Dollars and Canadian Dollars), in each case, on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.03, the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by such Borrower; provided, however, that if, on the date a Committed Loan Notice with respect to a Revolving Credit Borrowing is given by any Borrower, there are L/C Borrowings outstanding in respect of Letters of Credit issued for the account of any Borrower, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the applicable Borrower as provided above.

(c) Except as otherwise provided herein, a SOFR Loan or Agreed Currency Rate Loan may be continued or converted and an Australian BBSR Rate Loan, SARON Loans, GBP Daily Rate Loan or Term CORRA Rate Loan may be continued, in each case, only on the last day of an Interest Period for such SOFR Loans, Agreed Currency Rate Loan, Australian BBSR Rate Loan or such Term CORRA Rate Loan, as applicable. During the existence of a Default, no Loans may be requested as, converted to or continued as SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans without the consent of the Required Lenders.

(d) The Administrative Agent shall promptly notify the applicable Borrower or Borrowers and the Lenders of the interest rate applicable to any Interest Period for SOFR Loans, Agreed Currency Rate

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Loans or Term CORRA Rate Loan upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the applicable Borrower and the Lenders of any change in the Prime Rate used in determining the Base Rate promptly following the public announcement of such change.

(e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than fifteen (15) Interest Periods in effect at any one time.

(f) On the Second Amendment Closing Date, after giving effect to the establishment of the Revolving Credit Commitments to be established on such date pursuant to the terms hereof and of the Second Amendment to Third Amended and Restated Credit Agreement, (i) each of the existing Revolving Credit Lenders immediately prior to the Second Amendment Closing Date (the “Existing Revolving Credit Lenders”) shall assign to each of the Revolving Credit Lenders, and each of the Revolving Credit Lenders shall purchase from each of the Existing Revolving Credit Lenders, at the principal amount thereof, such interests in the Revolving Credit Loans outstanding on the Second Amendment Closing Date (in each case together with a proportional interest under the Swedish Pledge Agreement (and any other Collateral Document governed by Swedish law)) as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by Existing Revolving Credit Lenders and the Revolving Credit Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such Revolving Credit Commitments on the Second Amendment Closing Date to the Revolving Credit Commitments, (ii) each Revolving Credit Commitment established on the Second Amendment Closing Date shall be deemed for all purposes a Revolving Credit Commitment and each Revolving Credit Loan made thereunder shall be deemed, for all purposes, a Revolving Credit Loan and (iii) each Revolving Credit Lender providing such Revolving Credit Commitments shall become a Revolving Credit Lender with respect to the Revolving Credit Commitment established on the Second Amendment Closing Date and all matters relating thereto.

Section 2.03 Letters of Credit.

(a) The Letter of Credit Commitment. 1. Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Second Amendment Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in U.S. Dollars or in one or more Alternative Currencies to one or more Groups of Revolving Credit Borrowers for the joint and several account of the Revolving Credit Borrowers within the same Group of the Revolving Credit. Borrowers, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued for the account of the applicable Group of Revolving Credit Borrowers and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (v) the Total Revolving Credit Outstandings shall not exceed the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time, (w) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender, plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment, (x) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit, (y) the Total Revolving Credit Outstandings denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit. Each request by a Revolving Credit Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the requesting Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the

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foregoing limits, and subject to the terms and conditions hereof, the Revolving Credit Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Revolving Credit Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Second Amendment Closing Date shall be subject to and governed by the terms and conditions hereof (for the avoidance of doubt, it being understood and agreed that Letters of Credit that were issued on or after the Original Closing Date and remain outstanding on the Second Amendment Closing Date shall be deemed to be Letters of Credit issued under and with respect to the Revolving Credit Commitments established pursuant to the terms of the Second Amendment to Third Amended and Restated Credit Agreement).

(ii) The L/C Issuer shall not issue any Letter of Credit if:

(A) subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the L/C Issuer has approved such expiry date; or

(B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date (unless the Revolving Credit Lenders and the L/C Issuer have consented to such later expiry date and the applicable Borrower has Cash Collateralized the applicable Letter of Credit in a manner acceptable to the L/C Issuer in its sole discretion).

(iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Second Amendment Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Second Amendment Closing Date and which the L/C Issuer in good faith deems material to it;

(B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

(C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $100,000; provided that such initial minimum amount shall not apply to any Existing Letter of Credit;

(D) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is to be denominated in a currency other than U.S. Dollars or an Alternative Currency;

(E) such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder;

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(F) any Revolving Credit Lender is at that time a Defaulting Lender, unless and to the extent that the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Revolving Credit Borrowers or such Revolving Credit Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to any required adjustment pursuant to Section 2.16(a)(iv)) with respect to the Defaulting Lender arising from the Letter of Credit then proposed to be issued and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or

(G) the L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency.

(iv) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(v) The L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article 9 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article 9 included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. 2. Each Letter of Credit shall be issued or amended, as the case may be, upon the request of a Revolving Credit Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the requesting Borrower. Such Letter of Credit Application may be sent by facsimile by United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptable to the L/C Issuer. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 12:00 p.m. at least three (3) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may require. Additionally, the requesting Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

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(ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from a Revolving Credit Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one (1) Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article 4 shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for (A) in the case of a request for a Letter of Credit by a U.S. Revolving Credit Borrower, the joint and several account of the U.S. Revolving Credit Borrowers or (B) in the case of a request for a Letter of Credit by a Foreign Borrower, the joint and several account of the applicable Group of Foreign Borrowers, in each case, in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Letter of Credit (it being understood and agreed that each Revolving Credit Borrower, the Revolving Credit Lenders and the L/C Issuers acknowledge the issuance of the Existing Letters of Credit prior to the Second Amendment Closing Date and agree that such Existing Letters of Credit are hereby deemed to be ‘Letters of Credit’ issued hereunder).

(iii) In the case of standby Letters of Credit only, if a Revolving Credit Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a standby Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that, unless otherwise agreed to by the L/C Issuer, any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, no Revolving Credit Borrower shall be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of paragraph (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (in writing) on or before the day that is seven (7) Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Credit Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Credit Lender or any Borrower that one or more of the applicable conditions specified in Section 4.03 is not then satisfied and, in each such case, directing the L/C Issuer not to permit such extension.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the requesting Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations. 3. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer

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shall notify the Revolving Credit Borrowers and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the U.S. Revolving Credit Borrowers or the Foreign Borrowers, as applicable, shall reimburse the L/C Issuer in such Alternative Currency, unless the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in U.S. Dollars or in the absence of any such requirement for reimbursement in U.S. Dollars, the U.S. Revolving Credit Borrowers or the Foreign Borrowers, as applicable, shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the U.S. Revolving Credit Borrowers or the Foreign Borrowers, as applicable, will reimburse the L/C Issuer in U.S. Dollars. In the case of any such reimbursement in U.S. Dollars of a drawing as of the applicable Revaluation Date under a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the U.S. Revolving Credit Borrowers or the Foreign Borrowers, as applicable, of the U.S. Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 11:00 a.m. on the first Business Day following the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in U.S. Dollars, or the Applicable Time on the date of payment by the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an “Honor Date”), the U.S. Revolving Credit Borrowers or the Foreign Borrowers, as applicable, shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing in the applicable currency as provided in this Section 2.03(c). If the applicable Borrowers fail to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (expressed, in the case of a Letter of Credit denominated in an Alternative Currency, in either (x) U.S. Dollars in the amount of the U.S. Dollar Equivalent thereof or (y) such Alternative Currency (if such Alternative Currency is an Alternative Currency in which Revolving Credit Loans are available hereunder)) (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Percentage thereof. In such event, the U.S. Revolving Credit Borrowers or the Foreign Borrowers, as applicable, shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.03 (other than the delivery of a Committed Loan Notice).

(ii) Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer, in U.S. Dollars at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 12:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the applicable Borrowers in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer in U.S. Dollars.

(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.03 cannot be satisfied or for any other reason, the Revolving Credit Borrowers shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Credit Lender in satisfaction of its participation obligation under this Section 2.03.

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(iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Credit Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

(v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.03 (other than delivery by a Revolving Credit Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of any Revolving Credit Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Effective Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d) Repayment of Participations. (AA) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Revolving Credit Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from a Revolving Credit Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will promptly distribute to such Revolving Credit Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.

(i) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Credit Lender, at a rate per annum equal to the Federal Funds Effective Rate from time

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to time in effect. The obligations of the Revolving Credit Lenders under this paragraph (ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The joint and several obligation of the U.S. Revolving Credit Borrowers or the Foreign Borrowers, as applicable, to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, setoff, defense or other right that any Revolving Credit Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver, administrator, Controller or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

(v) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to any Revolving Credit Borrower or any Subsidiary or in the relevant currency markets generally; or

(vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Revolving Credit Borrower or any of its Subsidiaries.

Each Revolving Credit Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Borrower’s instructions or other irregularity, such Borrower will promptly notify the L/C Issuer. Each Revolving Credit Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f) Role of L/C Issuer. Each Lender and each Revolving Credit Borrower agrees that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to

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any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Credit Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Each Revolving Credit Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude any Revolving Credit Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, a Revolving Credit Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to a Revolving Credit Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such Borrower which are determined by a final order of a court of competent jurisdiction to have been caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(g) Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Issuer and the applicable Revolving Credit Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit and (ii) the rules of the UCP shall apply to each commercial Letter of Credit.

(h) Letter of Credit Fees. (i) Each U.S. Revolving Credit Borrower, in the case of the Letters of Credit issued for the account of a U.S. Revolving Credit Borrower, hereby jointly and severally agrees and (ii) each Foreign Borrower, in the case of the Letters of Credit issued for the account of a Foreign Borrower, hereby jointly and severally agrees, in each case, to pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Percentage, in U.S. Dollars, a Letter of Credit fee (the “Letter of Credit Fee”) for each commercial, performance or standby Letter of Credit, as the case may be, equal to the Applicable Rate times the U.S. Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit; provided that any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Revolving Credit Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.16(a)(iv), with the balance of such fee, if any, payable to the L/C Issuer for its own account. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06; provided that with respect to all Existing Letters of Credit, the Administrative Agent shall be entitled to rely conclusively on the most recent information provided with respect to such Existing Letters of Credit pursuant to Section 2.03(l). Letter of Credit Fees shall be (A) due and payable on the first Business Day of each January, April, July and October, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (B) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily

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amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. (i) Each U.S. Revolving Credit Borrower, in the case of the Letters of Credit issued for the account of a U.S. Revolving Credit Borrower, hereby jointly and severally agrees and (ii) each Foreign Borrower, in the case of the Letters of Credit issued for the account of a Foreign Borrower, hereby jointly and severally agrees, in each case, to pay directly to the L/C Issuer for its own account, in U.S. Dollars, a fronting fee with respect to each Letter of Credit issued by it for the account of a U.S. Revolving Credit Borrower or a Foreign Borrower, as applicable, at a rate per annum of 0.125%, computed on the U.S. Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the first Business Day of each January, April, July and October in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, (i) each U.S. Revolving Credit Borrower, in the case of the Letters of Credit issued for the account of a U.S. Revolving Credit Borrower, hereby jointly and severally agrees and (ii) each Foreign Borrower, in the case of the Letters of Credit issued for the account of a Foreign Borrower, hereby jointly and severally agrees, in each case, to pay directly to the L/C Issuer for its own account, in U.S. Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(k) Additional L/C Issuers. Holdings may, at any time and from time to time, designate one or more additional Revolving Credit Lenders or Affiliates of Revolving Credit Lenders to act as a letter of credit issuer under the terms of this Agreement, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Revolving Credit Lender(s) or Affiliate thereof. Any Revolving Credit Lender or Affiliate thereof designated as a letter of credit issuer pursuant to this Section 2.03(k) shall be deemed to be the L/C Issuer with respect to Letters of Credit issued or to be issued by such Revolving Credit Lender, and all references herein and in the other Loan Documents to the term “L/C Issuer” shall, with respect to such Letters of Credit, be deemed to refer to such Revolving Credit Lender in its capacity as L/C Issuer thereof, as the context may require.

(l) Reporting Requirements Regarding Existing Letters of Credit. Holdings and any issuer of an Existing Letter of Credit shall promptly notify the Administrative Agent of any amendment of, modification of, or drawing of such Existing Letter of Credit, including, without limitation, any increase, decrease, extension, renewal, or cancellation of such Existing Letter of Credit.

Section 2.04 Swing Line Loans. (v) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.04, shall make loans (each such loan, a “Swing Line Loan”) to (i) the U.S. Revolving Credit Borrowers in U.S. Dollars and (ii) the Australian Borrower in Australian Dollars, in each case, from time to time on any Business Day during the Availability Period with respect to the Revolving Credit Facility in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided,

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however, that after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time, (ii) the aggregate Outstanding Amount of the Revolving Credit Loans of any Revolving Credit Lender at such time, plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans at such time plus such Revolving Credit Lender’s Applicable Percentage of the Outstanding Amount of all L/C obligations at such time shall not exceed such Lender’s Revolving Credit Commitment, and (iii) the Outstanding Amount of Swing Line Loans shall not exceed the Swing Line Sublimit, and provided, further, that U.S. Revolving Credit Borrowers or, as applicable, the Australian Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the U.S. Revolving Credit Borrowers and the Australian Borrower may borrow under this Section 2.04, prepay under Section 2.05, and re-borrow under this Section 2.04. Each Swing Line Loan shall bear interest only at a rate based, in the case of Swing Line Loans denominated in U.S. Dollars, on Daily SOFR and, in the case of Swing Line Loans denominated in Australian Dollars, on the Australian Base Rate. Daily SOFR Loans shall not be entitled to be converted into Agreed Currency Rate Loans. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Percentage times the amount of such Swing Line Loan (it being understood and agreed that any Swing Line Loan outstanding immediately prior to the Second Amendment Closing Date shall be deemed to be Swing Line Loans made under this Agreement as amended by the Second Amendment to Third Amended and Restated Credit Agreement).

(b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon any U.S. Revolving Credit Borrower’s, or as the case may be, the Australian Borrower’s irrevocable Swing Line Loan Notice and the Administrative Agent, which may be given by “pdf” or similar electronic format. Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than (x) in the case of Swing Line Loans denominated in U.S. Dollars, 12:00 p.m. on the requested borrowing date or (y) in the case of Swing Line Loans denominated in Australian Dollars, 11:00 a.m. (Sydney time) on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000 and whole multiples of $100,000 in excess of that amount, and (ii) the requested borrowing date, which shall be a Business Day. Unless the Swing Line Lender has received notice from the Administrative Agent (who shall send such notice at the request of any Revolving Credit Lender) (x) in the case of Swing Line Loans denominated in U.S. Dollars, prior to 2:00 p.m. or (y) in the case of Swing Line Loans denominated in Australian Dollars, prior to 1:00 p.m. (Sydney time) on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article 4 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than, in the case of Swing Line Loans denominated in U.S. Dollars, 2:00 p.m. or, in the case of Swing Line Loan denominated in Australian Dollars, 1:00 p.m. (Sydney time) on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the requesting Borrower by wire transfer of such funds in accordance with the instructions provided to (and reasonably acceptable to) the Swing Line Lender by such U.S. Revolving Credit Borrower or, as the case may be, the Australian Borrower. Notices received after the above deadline shall be deemed received on the next Business Day.

(c) Refinancing of Swing Line Loans. 1. The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the applicable U.S. Revolving Credit Borrower or, as the case may be, the Australian Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Daily SOFR Loan or, as the case may be, an Australian Base Rate Loan in an amount equal to such Revolving Credit Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written

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request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.03. The Swing Line Lender shall furnish the applicable U.S. Revolving Credit Borrower or, as the case may be, the Australian Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in U.S. Dollars or, as the case may be, in Australian Dollars in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than, in the case of Swing Line Loans denominated in U.S. Dollars, 12:00 p.m. and, in the case of Swing Line Loans denominated in Australian Dollars, 11:00 a.m. (Sydney time), in each case, on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Daily SOFR Loan or, as the case may be, an Australian Base Rate Loan, to such Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Daily SOFR Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

(iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of (I) (x) in the case of Swing Line Loans denominated in Australian Dollars, the Federal Funds Effective Rate and (y) in the case of Swing Line Loans denominated in Australian Dollars, the Australian Base Rate, and (II) a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Revolving Credit Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this paragraph (iii) shall be conclusive absent manifest error.

(iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit

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Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.03. No such funding of risk participations shall relieve or otherwise impair the obligation of any Borrower to repay Swing Line Loans, together with interest as provided herein.

(d) Repayment of Participations. (AA) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Percentage thereof in the same funds as those received by the Swing Line Lender.

(i) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to, in the case of Swing Line Loans denominated in U.S. Dollars, the Federal Funds Effective Rate and, in the case of Swing Line Loans denominated in Australian Dollars, the Australian Base Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this paragraph (ii) shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Interest for Account of Swing Line Lender. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.

(f) Payments Directly to Swing Line Lender. Each U.S. Revolving Credit Borrower and, as applicable, the Australian Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

Section 2.05 Prepayments.

(a) Optional. 2. Any Borrower may, upon notice in the form of a Prepayment Notice delivered to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and Revolving Credit Loans borrowed by it in whole or in part without premium or penalty; provided that (A) such Prepayment Notice must be received by the Administrative Agent not later than 12:00 p.m. (x) three (3) Business Days prior to any date of prepayment of SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans, (y) four (4) Business Days (or five Business Days, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Revolving Credit Loans denominated in Alternative Currencies (other than Australian Dollars and Canadian Dollars) and (z) one (1) Business Day prior to any date of prepayment of Base Rate Loans; (B) any prepayment of SOFR Loans, Agreed Currency Rate Loans and Term CORRA Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such Prepayment Notice shall specify (i) the date and amount of such prepayment and (ii) the Type(s) of Loans to be prepaid and, if SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such Prepayment Notice, and of the amount of such

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Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by any Borrower, such Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any voluntary prepayment of a Loan pursuant to this Section 2.05(a)(i) shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Subject to Section 2.16, each such prepayment of the outstanding Term Loans pursuant to this Section 2.05(a)(i) shall be applied first in direct order of maturity to all scheduled amortization payments in respect of the Term Loans due on the immediately succeeding four Term A Installment Payment Dates and second, on a pro rata basis to the remaining scheduled amortization payments in respect of the Term Loans and the repayment at the final maturity thereof. All payments made pursuant to this Section 2.05(a) shall be applied on a pro rata basis to each Lender holding Loans of the applicable Facility being prepaid.

(ii) Each U.S. Revolving Credit Borrower or, as the case may be, the Australian Borrower may, upon notice in the form of a Swing Line Loan Prepayment Notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans borrowed by it in whole or in part without premium or penalty; provided that (A) such Swing Line Loan Prepayment Notice must be received by the Swing Line Lender and the Administrative Agent (x) in the case of Swing Line Loans denominated in U.S. Dollars, not later than 12:00 p.m. and (y) in the case of Swing Line Loans denominated in Australian Dollars, 11:00 a.m. (Sydney time), in each case, on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000 and in integral multiples of $100,000. Each such Swing Line Loan Prepayment Notice shall specify the date and amount of such prepayment. If such Swing Line Loan Prepayment Notice is given by a U.S. Revolving Credit Borrower or, as the case may be, the Australian Borrower, such Borrower shall make such prepayment and the payment amount specified in such Swing Line Loan Prepayment Notice shall be due and payable on the date specified therein. No such prepayment of any Daily SOFR Loans may be made on any day other than the maturity date for such Loan unless payments required, if any, pursuant to Section 3.05 are made.

(b) Mandatory.

(i) If Holdings or any of its Subsidiaries (x) Disposes of any property (other than, so long as any Australian Dollar Term A Loans are then outstanding, any real property located in Australia, or any Disposition of any property permitted by Section 7.05 (except pursuant to Section 7.05(j), Section 7.05(k) or Section 7.05(l)) or in connection with the Sydney Sale) which results in the realization by such Person of Net Cash Proceeds in excess of an aggregate amount of $12,000,000 per Fiscal Year, the Borrowers shall prepay (or Cash Collateralize, as applicable) an aggregate principal amount of Pro Rata Obligations equal to 100% of such Net Cash Proceeds in excess of such $12,000,000 no later than the later of (a) five (5) Business Days following receipt thereof by such Person and (b) five (5) Business Days after such $12,000,000 threshold is reached in such Fiscal Year or (y) Disposes of any real property located in Australia, the Australian Borrower shall prepay an aggregate principal amount of Australian Dollar Term A Loans equal to 100% of the Net Cash Proceeds of such Disposition (in each case such prepayments (or Cash Collateralization) to be applied as set forth in paragraphs (v) and (vii) below).

(ii) [Reserved].

(iii) Upon the incurrence or issuance by Holdings or any of its Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.03) the Borrowers shall prepay (or Cash Collateralize, as applicable) an aggregate principal amount of Pro Rata Obligations equal to 100% of all Net Cash Proceeds received

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therefrom on the day of receipt thereof by Holdings or such Subsidiary (such prepayments (or Cash Collateralization) to be applied as set forth in paragraphs (v) and (vii) below).

(iv) Upon any Extraordinary Receipt received by or paid to or for the account of Holdings or any of its Subsidiaries and not otherwise included in paragraph (i), (ii) or (iii) of this Section 2.05(b), the Borrowers shall prepay (or Cash Collateralize, as applicable) an aggregate principal amount of Pro Rata Obligations equal to 100% of all Net Cash Proceeds received therefrom in excess of $10,000,000 per Fiscal Year no later than the later of (a) five (5) Business Days following receipt thereof by such Person and (b) five (5) Business Days after such $10,000,000 threshold is reached in such Fiscal Year (such prepayments (or Cash Collateralization) to be applied as set forth in paragraphs (v) and (vii) below).

(v) Each prepayment (or Cash Collateralization, as applicable) of Pro Rata Obligations pursuant to this Section 2.05(b) shall be applied, first, ratably to the Term A Loans held by all Term Lenders in accordance with their Applicable Percentages (allocated to the next four principal repayment installments thereof in direct order of maturity and, thereafter, on a pro rata basis to the remaining principal repayment installments thereof and the repayment at the final maturity thereof), second, any excess after the application of such proceeds in accordance with clause first above, to the Revolving Credit Facility in the manner set forth in clause (vii) of this Section 2.05(b) and third, any excess after the application of such proceeds in accordance with clauses first and second above may be retained by the Borrowers. Any prepayment of a Loan pursuant to this Section 2.05(b) shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment pursuant to Section 2.05(b)(i)(y) shall be applied, first, ratably to the Australian Dollar Term A Loans held by the applicable Australian Dollar Term Loan A Lenders in accordance with their Applicable Percentages (allocated to the next four principal repayment installments thereof in direct order of maturity and, thereafter, on a pro rata basis to the remaining principal repayment installments thereof and the repayment at the final maturity thereof) and, second, to the extent any excess remains, in accordance with the first sentence of this Section 2.05(b)(v).

(vi) If for any reason the Total Revolving Credit Outstandings at any time exceed the aggregate Revolving Credit Commitments at such time, the Revolving Credit Borrowers shall immediately prepay Revolving Credit Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than the L/C Borrowings) (in an aggregate amount equal to 105% of the face amount thereof) in an aggregate amount sufficient to reduce the Total Revolving Credit Outstandings to the aggregate Revolving Credit Commitments. If the Administrative Agent notifies Holdings at any time that the Total Revolving Credit Outstandings denominated in Alternative Currencies as of the applicable Revaluation Date exceeds an amount equal to 103% of the Alternative Currency Sublimit then in effect, then, within two (2) Business Days after receipt of such notice, the Revolving Credit Borrowers shall prepay Revolving Credit Loans and/or Cash Collateralize Letters of Credit (in an aggregate amount equal to 105% of the face amount thereof) in an aggregate amount sufficient to reduce such Total Revolving Credit Outstandings denominated in Alternative Currencies as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect.

(vii) Prepayments of the Revolving Credit Facility made pursuant to this Section 2.05(b), first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Revolving Credit Loans held by all Revolving Credit Lenders in accordance with their Applicable Percentages, and, third, shall be used to Cash Collateralize the remaining L/C Obligations. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further

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action by or notice to or from any Borrower or any other Loan Party) to reimburse the L/C Issuer or the Revolving Credit Lenders, as applicable. Prepayments of the Revolving Credit Facility made pursuant to this Section 2.05(b) shall be applied ratably to the outstanding Revolving Credit Loans.

(viii) The Borrowers shall, within five (5) Business Days of the Third Restatement Date, make a prepayment in full of the Euro Term A Loans if the Acquisition is not consummated within five (5) Business Days of the Third Restatement Date.

Section 2.06 Termination or Reduction of Commitments.

(a) Optional. The Revolving Credit Borrowers may, upon notice to the Administrative Agent, terminate the Revolving Credit Facility or the Swing Line Sublimit or the Letter of Credit Sublimit, or from time to time permanently reduce the Revolving Credit Commitments or the Swing Line Sublimit or the Letter of Credit Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Revolving Credit Borrowers shall not terminate or reduce (A) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments of the Revolving Credit Facility hereunder, the Total Revolving Credit Outstandings would exceed the aggregate Revolving Credit Commitments or (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations would exceed the Letter of Credit Sublimit or (C) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments of Swing Line Loans hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit.

(b) Mandatory. (AA) The aggregate Term A Commitments (as defined in the Second Amended and Restated Credit Agreement) existing on the Second Restatement Date were automatically and permanently reduced to zero on the Restatement Date upon the making of such Term A Borrowing. The aggregate Term A Commitments shall be automatically and permanently reduced to zero on the date of the Term A Borrowing to occur on the Third Restatement Date, which shall be no later than the Third Restatement Date. The aggregate U.S. Term A Commitments existing as of the Second Amendment Closing Date are automatically and permanently reduced to zero on the Second Amendment Closing Date upon the making of the U.S. Dollar Term A Borrowing contemplated therein.

(i) If after giving effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Swing Line Sublimit exceeds the Revolving Credit Facility at such time, the Swing Line Sublimit shall be automatically reduced by the amount of such excess.

(ii) If after giving effect to any reduction or termination of Revolving Credit Commitments under this Section 2.06, the Letter of Credit Sublimit exceeds the Revolving Credit Facility at such time, the Letter of Credit Sublimit shall be automatically reduced by the amount of such excess.

(c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or Revolving Credit Commitments under this Section 2.06. Upon any reduction of the Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Credit Lender shall be reduced by such Revolving Credit Lender’s Applicable Percentage of such reduction amount. All fees in respect of the Revolving Credit Facility accrued until the effective date of any termination of the applicable Revolving Credit Commitments shall be paid on the effective date of such termination.

Section 2.07 Repayment of Loans.

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(a) Australian Dollar Term A Loans. Subject to the second to last sentence of Section 2.05(a)(i), the principal amounts of the Australian Dollar Term A Loans shall be repaid in Australian Dollars in consecutive quarterly installments (each such repayment date, an “Australian Dollar Term A Installment Payment Date”) in an amount equal to, (i) on the final day of each of the first eight full fiscal quarters after the Fifth Amendment Closing Date (such eight fiscal quarter period, the “First Two Repayment Years”), 1.25% of the aggregate principal amount of the Australian Dollar Term A Loans outstanding as of the Fifth Amendment Closing Date (such aggregate principal amount, the “Initial AUD Loan Amount”), (ii) on the final day of each of the first eight fiscal quarters after completion of the First Two Repayment Years (such eight fiscal quarter period, the “Second Two Repayment Years”), 1.875% of the Initial AUD Loan Amount, and (iii) on the final day of each of the first four fiscal quarters after completion of the Second Two Repayment Years until the Maturity Date, 2.50% of the Initial AUD Loan Amount; provided, however, that the final principal repayment installment of the Australian Dollar Term A Loans shall be repaid on the Maturity Date for the Australian Dollar Term A Facility and shall be in an amount equal to the aggregate principal amount of all Australian Dollar Term A Loans outstanding on such date.

(b) Euro Term A Loans. Subject to the second to last sentence of Section 2.05(a)(i), the principal amounts of the Euro Term A Loans shall be repaid in Euros in consecutive quarterly installments (each such repayment date, a “Euro Term A Installment Payment Date”) in an amount equal to, (i) on the final day of each of the first eight full fiscal quarters after the Seventh Amendment Closing Date, 1.25% of the aggregate principal amount of the Euro Term A Loans outstanding as of the Seventh Amendment Closing Date (such aggregate principal amount, the “Initial EUR Loan Amount”), (ii) on the final day of each of the first eight fiscal quarters after completion of the First Two Repayment Years, 1.875% of the Initial EUR Loan Amount, ~~and~~ (iii) on the final day of each of the first four fiscal quarters after completion of the Second Two Repayment Years until the Maturity Date, 2.50% of the Initial EUR Loan Amount and (iv) in addition to the repayments described in the foregoing clauses (i) through (iii), after the Eighth Amendment Closing Date and on or prior to September 30, 2025, the Euro equivalent of $35,000,000; provided, however, that the final principal repayment installment of the Euro Term A Loans shall be repaid on the Maturity Date for the Euro Term A Facility and shall be in an amount equal to the aggregate principal amount of all Euro Term A Loans outstanding on such date.

(c) U.S. Dollar Term A Loans. Subject to the second to last sentence of Section 2.05(a)(i), the principal amounts of the U.S. Dollar Term A Loans shall be repaid in U.S. Dollars in consecutive quarterly installment (each such repayment date, a “U.S. Dollar Term A Installment Payment Date”) in an amount equal to, (i) on the final day of each of the first eight full fiscal quarters after the Fifth Amendment Closing Date, 1.25% of the aggregate principal amount of the U.S. Dollar Term A Loans outstanding as of the Fifth Amendment Closing Date (such aggregate principal amount, the “Initial USD Loan Amount”), (ii) on the final day of each of the first eight fiscal quarters after completion of the First Two Repayment Years, 1.875% of the Initial USD Loan Amount, and (iii) on the final day of each of the first four fiscal quarters after completion of the Second Two Repayment Years until the Maturity Date, 2.50% of the Initial USD Loan Amount; provided, however, that the final principal repayment installment of the U.S. Dollar Term A Loans shall be repaid on the Maturity Date for the U.S. Dollar Term A Facility and shall be in an amount equal to the aggregate principal amount of all U.S. Dollar Term A Loans outstanding on such date.

(d) Revolving Credit Loans. Subject to Section 2.17, the Revolving Credit Borrowers shall repay to the Revolving Credit Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all Revolving Credit Loans outstanding on such date.

(e) Swing Line Loans. The U.S. Revolving Credit Borrowers and, as the case may be, the Australian Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date on which the

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Administrative Agent requests such repayment; provided that such request shall not be made prior to the tenth Business Day after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facility.

(f) Incremental Term Loans. In the event any Incremental Term A Loans are made, such Incremental Term A Loans shall be repaid on each Term A Installment Payment Date occurring on or after the applicable Increased Amount Date as set forth in the applicable Incremental Joinder Agreement. In the event any Incremental Term B Loans are made, such Incremental Term B Loans shall be repaid on each Term B Installment Payment Date occurring on or after the applicable Increased Amount Date as set forth in the applicable Incremental Joinder Agreement.

Section 2.08 Interest.

(a) Subject to the provisions of Section 2.08(b), (i) each Agreed Currency Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Agreed Currency Rate for such Interest Period plus the Applicable Rate for such Facility, (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility, (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at Daily SOFR or, as the case may be, Australian Base Rate plus the Applicable Rate for the Revolving Credit Facility, (iv) each Australian BBSR Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date (or conversion date, if applicable) at a rate per annum equal to the Australian BBSR Rate for such Interest Period plus the Applicable Rate for the Revolving Credit Facility, (v) each GBP Daily Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date (or conversion date, if applicable) at a rate per annum equal to the GBP Daily Rate plus the Applicable Rate, (vi) each Term CORRA Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date (or conversion date, if applicable) at a rate per annum equal to the Term CORRA Rate for such Interest Period plus the Applicable Rate for the Revolving Credit Facility, (vii) each SARON Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date (or conversion date, if applicable) at a rate per annum equal to SARON plus the Applicable Rate for such Facility, (viii) each Term SOFR Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Term SOFR for such Interest Period plus the Applicable Rate for such Facility and (ix) each Daily SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date (or conversion date, if applicable) at a rate per annum equal to Daily SOFR plus the Applicable Rate for such Facility.

(b) 3. If any amount payable by the Borrowers under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii) Upon the occurrence of and while any Event of Default as described in Section 8.01(f) exists, the Borrowers shall pay interest on all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iii) Upon the request of the Required Lenders (or with respect to Letter of Credit Fees or fees payable pursuant to Section 2.09(a), upon the request of the Required Revolving Credit Lenders), while any Event of Default (other than the Events of Default described in paragraphs (b)(i) and (ii) above) exists, the Borrowers shall pay interest on all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

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(iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

Section 2.09 Fees. In addition to certain fees described in Section 2.03(h) and Section 2.03(i):

(a) Commitment Fee. The Revolving Credit Borrowers agree to pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Percentage, a commitment fee in U.S. Dollars equal to the Commitment Fee Rate times the actual daily amount by which the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.16. For the avoidance of doubt, the Outstanding Amount of Swing Line Loans shall not be counted towards or considered usage of the Revolving Facility for purposes of determining the commitment fee. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Section 4.03 is not met, and shall be due and payable quarterly in arrears on the first Business Day of each January, April, July and October, commencing on the first such date to occur after the Third Restatement Date, and on the last day of the Availability Period. The commitment fee shall be calculated quarterly in arrears.

(b) Administrative Agent Fee. The Borrowers agree to pay to the Administrative Agent, for its own account, the Administrative Agent Fee set forth in the Third Restatement Fee Letter and such other fees payable in the amounts and at the times separately agreed upon between Holdings and the Administrative Agent.

(c) [Reserved]

(d) Other Fees. The Borrowers shall pay to the Arrangers, the Lenders and the Administrative Agent for their own respective account fees in the amounts and at the times separately agreed upon in writing among such Persons. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(e) Notwithstanding anything to the contrary contained herein, no Borrower shall be obligated to pay any amounts under this Section 2.09 to any Lender while such Lender is a Defaulting Lender.

Section 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.

(a) All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year) or, in the case of interest in respect of Revolving Credit Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

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(b) If, as a result of any restatement of or other adjustment to the financial statements of Holdings or for any other reason, Holdings, the Administrative Agent or the Required Lenders determine that (i) the Consolidated Leverage Ratio as calculated by Holdings as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, Holdings shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(h) or 2.08(b) or under Article 8. The Borrowers’ obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

Section 2.11 Evidence of Debt.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, each Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in Section 2.11(a), each Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

Section 2.12 Payments Generally; Administrative Agent’s Clawback.

(a) General. All payments to be made by any Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal and interest on Loans and L/C Obligations denominated in an Alternative Currency, all payments by any Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in U.S. Dollars and in immediately available funds not later than 12:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder with respect to principal and interest on Loans and L/C Obligations denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. If, for

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any reason, any Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in U.S. Dollars in an amount equal to the U.S. Dollar Equivalent of the amount due in such Alternative Currency as of the date of payment. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of all payments and prepayments of principal and interest due hereunder, together with all other amounts due thereto, including all fees payable with respect thereto, in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m., in the case of payments in U.S. Dollars, or after the Applicable Time specified by the Administrative Agent, in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b) 4. Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the applicable Borrower or Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the applicable Borrower or Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower or Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the applicable Borrower or Borrowers, the interest rate applicable to Base Rate Loans. If the applicable Borrower or Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the applicable Borrower or Borrowers the amount of such interest paid by such Borrower or Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by any Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii) Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any L/C Issuer hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the applicable L/C Issuers, as the case may be, the amount due. With Respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has

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not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender, the L/C Issuer, Holdings or a Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error.

(c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in this Article 2, and such funds are not made available to the applicable Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term A Loans, Term B Loans and Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c).

(e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

Section 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and

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under the other Loan Documents at such time) of payment on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section 2.13 shall not be construed to apply to (A) any payment made by or on behalf of any Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.15, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to Holdings or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 2.13 shall apply).

Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

Section 2.14 Incremental Facilities.

(a) Holdings may by written notice to the Administrative Agent elect to request (A) prior to the Maturity Date of the Revolving Credit Facility, an increase to the existing Revolving Credit Commitments (any such increase, the “Incremental Revolving Commitments”) (B) prior to the Maturity Date of the Term A Facility, the establishment of one or more new term loan A commitments (the “Incremental Term Loan A Commitments”) and/or (C) prior to the Maturity Date of a Term B Facility, the establishment of one or more new term loan B commitments (the “Incremental Term Loan B Commitments”) by an amount not in excess of an aggregate amount equal to $500,000,000 after the Third Restatement Date (such amount, the “Incremental Capacity”). Each such notice shall specify (i) the date (each, an “Increased Amount Date”) on which Holdings proposes that the Incremental Revolving Commitments or Incremental Term Loan A Commitments or Term Loan B Commitments, as applicable, shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to the Administrative Agent (or such shorter period of time as may be agreed to by the Administrative Agent in its sole discretion) and (ii) the identity of each Lender or other Person, which must be an Eligible Assignee (each, an “Incremental Revolving Loan Lender” or “Incremental Term Loan A Lender”, as applicable) to whom Holdings proposes any portion of such Incremental Revolving Commitments, or Incremental Term Loan A Commitments or Incremental Term Loan B Commitments, as applicable, as applicable, be allocated and the amounts of such allocations. Any Lender approached to provide all or a portion of the Incremental Revolving Commitments, Incremental Term Loan A Commitments or Incremental Term Loan B Commitments may elect or decline, in its sole discretion, to provide an Incremental Revolving Commitment, an Incremental Term Loan A Commitment or an Incremental Term Loan B Commitments. Such Incremental Revolving Commitments, Incremental Term

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Loan A Commitments or Incremental Term Loan B Commitments shall become effective as of such Increased Amount Date; provided that (i) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such Incremental Revolving Commitments, Incremental Term Loan A Commitments or an Incremental Term Loan B Commitments, as applicable, and the extensions of credit to be made thereunder on such date; provided that, with respect solely to an Incremental Term Loan, if the proceeds of such Incremental Term Loan are used to finance a Limited Condition Acquisition subject to customary “Sungard provisions”, if agreed to by Holdings and the holders of such Incremental Term Loan, the condition in this clause (i) may be limited to (x) no Event of Default in existence at the time of executing the applicable definitive agreement or resulting therefrom with respect to the subject Permitted Acquisition or other similar permitted Investment and (y) no Event of Default under Sections 8.01(a), (f) or (g) in existence at the time of incurrence of such Incremental Term Loan or resulting therefrom; (ii) both before and immediately after giving effect to the making of any Incremental Term A Loans or any Incremental Term B Loans, each of the conditions set forth in Section 4.03 shall be satisfied; provided that, with respect solely to an Incremental Term Loan, if the proceeds of such Incremental Term Loan are used to finance a Limited Condition Acquisition subject to customary “Sungard provisions”, the condition in this clause (ii) may be limited to the accuracy of certain representations and warranties contained herein and in the applicable definitive agreement governing such Permitted Acquisition or permitted Investment with customary “SunGard” conditionality as of the date of consummation of such Limited Condition Acquisition; (iii) Holdings shall be in pro forma compliance with each of the covenants set forth in Section 7.11, in each case as of the last day of the most recently ended fiscal quarter and as of the Increased Amount Date (assuming for such purpose that the relevant ratios shall have been calculated taking into account all Consolidated Funded Indebtedness outstanding on such date, Consolidated EBITDA as of the most recently completed Measurement Period and the Consolidated Cash Interest Expense for such Measurement Period (assuming for such purpose that such Consolidated Funded Indebtedness had been outstanding on the first day of and through the end of such Measurement Period and measuring such ratios against those for the most recently ended period in question set forth in Section 7.11 (as applicable))) after giving effect to such Incremental Revolving Commitments or Incremental Term Loan Commitments and the extensions of credit to be made thereunder on such date, as applicable; (iv) the Incremental Revolving Commitments or Incremental Term Loan Commitments, as applicable, shall be effected pursuant to one or more Incremental Joinder Agreements executed and delivered by Holdings or the applicable Revolving Credit Borrowers, as applicable, the Incremental Revolving Loan Lender(s), the Incremental Term Loan A Lender(s) or any Incremental Term B Loan Lender(s), as applicable, and the Administrative Agent, each of which shall be recorded in the Register (and each Incremental Revolving Loan Lender, Incremental Term Loan A Lender and the Incremental Term B Loan Lender shall be subject to the requirements set forth in Section 3.01); (v) the Incremental Facilities shall rank pari passu in right of security with the Revolving Credit Facility, the Term A Facility and any Term B Facility, (vi) all reasonable fees and out-of-pocket expenses actually incurred owing to the Administrative Agent and the Lenders (other than a Defaulting Lender) in respect of the Incremental Revolving Commitments, Incremental Term Loan A Commitments and any Incremental Term Loan B Commitments shall have been paid, (vii) the incurrence of Incremental Term A Loans, any Incremental Term Loan B Loans, Incremental Revolving Commitments and/or Incremental Revolving Loans shall be permitted at such time under the SpinCo Notes Documents, 2029 Notes Documents and any other indenture, loan agreement or other material agreement to which Holdings or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject and (viii) Holdings shall deliver or cause to be delivered legal opinions, officer’s certificates and such other documents (including modifications of Mortgages and title insurance endorsements or policies) reasonably requested by the Administrative Agent in connection with any such transaction. Any Incremental Term A Loans made on an Increased Amount Date shall be designated a separate series (a “Series”) of Incremental Term A Loans for all purposes of this Agreement or, if made on terms identical to (i) in the case of Incremental Term A Loans denominated in Australian Dollars, the Australian Dollar Term A Loans, (ii) in the case of Incremental Term A Loans denominated in Euros, the Euro Term A Loans, or (iii) in the case of Incremental Term A Loans denominated in U.S. Dollars, the U.S. Dollar Term A Loans, may constitute

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a part of the Australian Dollar Term A Facility, the Euro Term A Facility or the U.S. Dollar Term A Facility, as applicable.

(b) On any Increased Amount Date on which Incremental Revolving Commitments are effected, subject to the satisfaction of the foregoing terms and conditions, (i) each of the existing Revolving Credit Lenders shall assign to each of the Incremental Revolving Loan Lenders, and each of the Incremental Revolving Loan Lenders shall purchase from each of the existing Revolving Credit Lenders, at the principal amount thereof (together with accrued interest), such interests in the Revolving Credit Loans outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Credit Loans will be held by existing Revolving Credit Lenders and Incremental Revolving Loan Lenders ratably in accordance with their Revolving Credit Commitments after giving effect to the addition of such Incremental Revolving Commitments to the Revolving Credit Commitments, (ii) each Incremental Revolving Commitment shall be deemed for all purposes a Revolving Credit Commitment and each Loan made thereunder (an “Incremental Revolving Loan”) shall be deemed, for all purposes, a Revolving Credit Loan and (iii) each Incremental Revolving Loan Lender shall become a Lender with respect to the Incremental Revolving Commitment and all matters relating thereto.

(c) On any Increased Amount Date on which any Incremental Term Loan A Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each Incremental Term Loan A Lender of any Series shall make a Loan to Holdings (an “Incremental Term A Loan”) in an amount equal to its Incremental Term Loan A Commitment of such Series and (ii) each Incremental Term Loan A Lender of any Series shall become a Lender hereunder with respect to the Incremental Term Loan A Commitment of such Series and the Incremental Term A Loans of such Series made pursuant thereto.

(d) On any Increased Amount Date on which any Incremental Term Loan B Commitments of any Series are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each Incremental Term Loan B Lender of any Series shall make a Loan to Holdings (an “Incremental Term B Loan” and, together with the Incremental Term A Loans, the “Incremental Term Loans”) in an amount equal to its Incremental Term Loan B Commitment of such Series and (ii) each Incremental Term Loan B Lender of any Series shall become a Lender hereunder with respect to the Incremental Term Loan B Commitment of such Series and the Incremental Term B Loans of such Series made pursuant thereto. Any Incremental Term B Loans made on an Increased Amount Date shall be designated a separate Series of Incremental Term B Loans for all purposes of this Agreement or, if made on terms identical to then-existing Term B Loans, may constitute a part of such Term B Facility.

(e) The Administrative Agent shall notify the Lenders promptly upon receipt of Holdings’ notice of each Increased Amount Date and in respect thereof (i) the Incremental Revolving Commitments and the Incremental Revolving Loan Lenders, the Series of Incremental Term Loan A Commitments and the Incremental Term Loan A Lenders of such Series and the Series of Incremental Term Loan B Commitments and the Incremental Term Loan B Lenders of such Series, as applicable and (ii) in the case of each notice to any applicable Revolving Credit Lender, the respective interests in such Revolving Credit Lender’s Revolving Credit Loans, in each case subject to the assignments contemplated by this Section 2.14.

(f) Except as otherwise provided herein, the terms and documentation in respect of any Incremental Term A Loans and Incremental Term Loan A Commitments shall be reasonably satisfactory to Holdings, the Administrative Agent and the Incremental Term Loan A Lenders; provided that the terms and provisions of the Incremental Term A Loans and Incremental Term Loan A Commitments of any Series shall be, except as otherwise set forth herein or as otherwise agreed by Holdings, the Administrative Agent and the Incremental Term Loan A Lenders and set forth in the Incremental Joinder Agreement, (i) in the

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case of Incremental Term A Loans denominated in Australian Dollars, identical to the Australian Dollar Term A Loans, (ii) in the case of Incremental Term A Loans denominated in Euros, identical to the Euro Term A Loans, or (iii) in the case of Incremental Term A Loans denominated in U.S. Dollars, identical to the U.S. Dollar Term A Loans. Notwithstanding the foregoing, (i) the Weighted Average Life to Maturity of all Incremental Term A Loans of any Series shall be no shorter than the Weighted Average Life to Maturity of the Australian Dollar Term A Loans, the Euro Term A Loans or the U.S. Dollar Term A Loans, (ii) the applicable Incremental Term Loan A Maturity Date of each Series shall be no shorter than the latest final maturity date of the Australian Dollar Term A Loans, the Euro Term A Loans or the U.S. Dollar Term A Loans, (iii) the yield applicable to the Incremental Term A Loans of each Series shall be determined by Holdings and the applicable new Lenders and shall be set forth in each applicable Incremental Joinder Agreement; provided, however, that if the All-in Yield applicable to the Incremental Term A Loans exceeds the applicable All-in Yield of the Australian Dollar Term A Loans, the Euro Term A Loans or the U.S. Dollar Term A Loans by more than 0.50% per annum, the applicable interest rate of such Term A Loans shall be increased (without further consent of the affected Lenders) so that the All-in Yield applicable to the Incremental Term A Loans is not more than 0.50% per annum more than the All-in Yield applicable to such Term A Loans and (iv) the currency of any Incremental Term A Loans may be U.S. Dollars, Canadian Dollars, Euros, Pounds Sterling, Australian Dollars or any other lawful currency that is readily available and freely transferable and convertible into U.S. Dollars, in each case as determined by Holdings, the Administrative Agent and the applicable Incremental Term Loan Lenders.

(g) Except as otherwise provided herein, the terms and documentation in respect of any Incremental Term B Loans and Incremental Term Loan B Commitments shall be reasonably satisfactory to Holdings, the Applicable Administrative Agent and the Incremental Term Loan B Lenders; provided that, the terms and provisions of the Incremental Term B Loans and Incremental Term Loan B Commitments of any Series shall be, except as otherwise set forth herein or as otherwise agreed by Holdings, the Applicable Administrative Agent and the Incremental Term Loan B Lenders and set forth in the Incremental Joinder Agreement, identical to the Term B Loans. Notwithstanding the foregoing, (i) the Weighted Average Life to Maturity of all Incremental Term B Loans of any Series shall be no shorter than the Weighted Average Life to Maturity of the Australian Dollar Term A Loans, the Euro Term A Loans or the U.S. Dollar Term A Loans and of any then-existing Term B Loans, (ii) the applicable Incremental Term Loan B Maturity Date of each Series shall be no shorter than the latest final maturity date of the Australian Dollar Term A Loans, the Euro Term A Loans or the U.S. Dollar Term A Loans, or any then-existing Term B Loans, (iii) with respect to Incremental Term B Loans primarily syndicated to institutional investors secured by Collateral on a pari passu basis with the Obligations only, the yield applicable to the Incremental Term B Loans of each Series shall be determined by Holdings and the applicable new Lenders and shall be set forth in each applicable Incremental Joinder Agreement; provided, however, that if the All-in Yield applicable to the Incremental Term B Loans exceeds the applicable All-in Yield of the Term B Loans by more than 0.50% per annum, the applicable interest rate of the Term B Loans shall be increased (without further consent of the affected Lenders) so that the All-in Yield applicable to the Incremental Term B Loans is not more than 0.50% per annum more than the All-in Yield applicable to the Term B Loans, and (iv) the currency of any Incremental Term B Loans may be U.S. Dollars, Canadian Dollars, Euros, Pounds Sterling, Australian Dollars or any other lawful currency that is readily available and freely transferable and convertible into U.S. Dollars, in each case as determined by Holdings, the Administrative Agent and the applicable Incremental Term Loan Lenders.

(h) The terms and provisions of the Incremental Revolving Loans shall be identical to the Revolving Credit Loans; provided that if the applicable Incremental Revolving Loan Lenders require an interest rate in excess of the interest rate then applicable to the Revolving Credit Facility, the interest rate on the Revolving Credit Facility shall be increased to equal such required rate without further consent of the affected Lenders.

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(i) Each Incremental Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.14.

(j) This Section 2.14 shall supersede any provisions in Section 2.13 or Section 11.01(a) to the contrary.

Section 2.15 Cash Collateral.

(a) Certain Credit Support Events. Upon the request of the Administrative Agent or the L/C Issuer (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the applicable Revolving Credit Borrowers shall, in each case, immediately Cash Collateralize of all L/C Obligations in an amount equal to 103% of the then Outstanding Amount of all L/C Obligations. At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent, the L/C Issuer or the Swing Line Lender, the applicable Revolving Credit Borrowers shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.16(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at a bank selected by the Administrative Agent. Each Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders (including the Swing Line Lender), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.15(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the applicable Revolving Credit Borrowers or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.15 or Sections 2.03, 2.04, 2.05, 2.16 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided that (x) Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.15 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree

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that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

Section 2.16 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, modification, waiver or consent with respect to this Agreement shall be restricted as set forth in the definitions of Required Lenders, Required Revolving Credit Lenders, Required Incremental Term Loan Lenders, Required Term A Lenders, Required Term B Lenders and, in addition, Defaulting Lenders shall not be permitted to vote with respect to any other amendment, modification, waiver or consent pursuant to Section 11.01 or otherwise direct the Administrative Agent pursuant to the terms hereof or of the other Loan Documents; provided that any amendment, modification, waiver or consent requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders shall require the consent of such Defaulting Lender.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 8 or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 11.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as Holdings may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and Holdings, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.03 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this

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Section 2.16(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees. A Defaulting Lender (x) shall not be entitled to receive a commitment fee pursuant to Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and Holdings shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.03(h).

(iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender in respect of the Revolving Credit Facility, for purposes of computing the amount of the obligation of each Revolving Credit Lender that is not a Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.03 and 2.04, the Applicable Percentage of each Revolving Credit Lender that is not a Defaulting Lender in respect of the applicable Revolving Credit Facility shall be computed without giving effect to the Revolving Credit Commitment of that Defaulting Lender; provided that (i) each such reallocation shall be given effect only if, at the date the applicable Revolving Credit Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each Revolving Credit Lender that is not a Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and/or Swing Line Loans, as applicable, shall not exceed the positive difference, if any, of (x) the Revolving Credit Commitment under the applicable Revolving Credit Facility of that Revolving Credit Lender that is not a Defaulting Lender minus (y) the aggregate Outstanding Amount of the Revolving Credit Loans under the applicable Revolving Credit Facility of that Revolving Credit Lender.

(b) Defaulting Lender Cure. If Holdings, the Administrative Agent, the Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders (and shall pay to such other Lenders any break funding costs that such other Lenders may incur as a result of such purchase) or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the applicable Revolving Credit Lenders in accordance with their Applicable Percentages of the relevant Revolving Credit Facility (without giving effect to Section 2.16(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments (other than payments in respect of expense reimbursements and indemnification obligations) made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties and subject to Section 11.27, no change hereunder from Defaulting Lender to Revolving Credit Lender will constitute a waiver or release of any claim of any party hereunder arising from that Revolving Credit Lender’s having been a Defaulting Lender.

Section 2.17 Nature of Obligations.

(a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, it is understood and agreed by the various parties to this Agreement that:

(i) all U.S. Borrower Obligations to repay principal of, interest on, and all other amounts with respect to, all Revolving Credit Loans made to U.S. Borrowers, Term Loans made to U.S. Borrowers, Swing Line Loans, Letters of Credit issued for the account of any U.S. Borrower

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and all other U.S. Borrower Obligations pursuant to this Agreement and each other Loan Document (including all fees, indemnities, taxes and other U.S. Borrower Obligations in connection therewith or in connection with the related Commitments) shall constitute the joint and several obligations of each of the U.S. Borrowers. In addition to the direct (and joint and several) obligations of the U.S. Borrowers with respect to U.S. Borrower Obligations as described above, all such U.S. Borrower Obligations shall be guaranteed pursuant to, and in accordance with the terms of, the U.S. Obligations Guaranty, provided that the obligations of a U.S. Borrower with respect to the U.S. Borrower Obligations as described above shall not be limited by any provision of the U.S. Obligations Guaranty entered into by such U.S. Borrower; and

(ii) all Foreign Borrower Obligations to repay principal of, interest on, and all other amounts with respect to, all Revolving Credit Loans, Letters of Credit issued for the account of any Foreign Borrower and all other Foreign Borrower Obligations pursuant to this Agreement and each other Loan Document (including all fees, indemnities, taxes and other Foreign Borrower Obligations in connection therewith or in connection with the related Commitments) shall constitute the joint and several obligations of each applicable Group of Foreign Borrowers. In addition to the direct (and joint and several) obligations of the Foreign Borrowers with respect to Foreign Borrower Obligations as described above, all such Foreign Borrower Obligations shall be guaranteed pursuant to, and in accordance with the terms of, the Foreign Obligations Guaranty; provided, that the obligations of a Foreign Borrower with respect to the Foreign Borrower Obligations as described above shall not be limited by any provision of the Foreign Obligations Guaranty entered into by such Foreign Borrower.

(b) Independent Obligations. The obligations of each Borrower with respect to its Borrower Obligations are independent of the Obligations of each other Borrower or any Guarantor under its Guarantee of such Borrower Obligations, and a separate action or actions may be brought and prosecuted against each Borrower, whether or not any other Borrower or any Guarantor is joined in any such action or actions. Each Borrower waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to any Borrower shall, to the fullest extent permitted by law, operate to toll the statute of limitations as to each Borrower.

(c) Authorization. Each of the Borrowers authorizes the Administrative Agent, the L/C Issuer and the Lenders without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to, to the maximum extent permitted by applicable law and the Loan Documents:

(i) exercise or refrain from exercising any rights against any other Borrower or any Guarantor or others or otherwise act or refrain from acting;

(ii) release or substitute any other Borrower, endorsers, Guarantors or other obligors;

(iii) settle or compromise any of the Borrower Obligations of any other Borrower or any other Loan Party, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Lenders;

(iv) apply any sums paid by any other Borrower or any other Person, howsoever realized to any liability or liabilities of such other Borrower or other Person regardless of what liability or liabilities of such other Borrower or other Person remain unpaid; and /or

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(v) consent to or waive any breach of, or act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise, by any other Borrower or any other Person.

(d) Reliance. It is not necessary for the Administrative Agent, the L/C Issuer or any Lender to inquire into the capacity or powers of any Borrower or any of their respective Subsidiaries or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any Borrower Obligations made or created in reliance upon the professed exercise of such powers shall constitute the joint and several obligations of the respective Borrowers hereunder.

(e) Contribution; Subrogation. No Borrower shall exercise any rights of contribution or subrogation with respect to any other Borrower as a result of payments made by it hereunder, in each case unless and until (i) the Commitments and all Letters of Credit have been terminated and (ii) all of the Obligations have been paid in full in cash. To the extent that any Foreign Loan Party or any U.S. Loan Party shall be required to pay a portion of the Obligations which shall exceed the amount of loans, advances or other extensions of credit received by such Loan Party and all interest, costs, fees and expenses attributable to such loans, advances or other extensions of credit, then such Loan Party shall be reimbursed by the other Loan Parties for the amount of such excess, subject to the restrictions of the previous sentence. This Section 2.17(e) is intended only to define the relative rights of the Loan Parties, and nothing set forth in this Section 2.17(e) is intended or shall impair the obligations of each Loan Party to pay its Obligations as and when the same shall become due and payable in accordance with the terms hereof.

(f) Limitation of Exempted Entity Obligations. Notwithstanding anything to the contrary herein or in any other Loan Document (including provisions that may override any other provision), (i) except in the case of a U.S. Subsidiary Guarantor that is a U.S. Subsidiary Guarantor for so long as and to the extent provided under clause (a), (c) or (d) of the definition thereof, in no event shall an Exempted Entity guarantee or be deemed to have guaranteed or become liable or obligated on a joint and several basis or otherwise for any direct U.S. Obligation under this Agreement or under any of the other Loan Documents, (ii) no CFC Subsidiary or its Subsidiaries shall pledge its assets to secure a U.S. Obligation, and (iii) a Foreign Borrower shall be liable for and required to pay only Foreign Borrower Obligations and shall have no obligation (pursuant to an indemnity or otherwise) or payment requirement in respect of any U.S. Obligation. All provisions contained in any Loan Document shall be interpreted consistently with this Section 2.17(f) to the extent possible, and where such other provisions conflict with the provisions of this Section 2.17(f), the provisions of this Section 2.17(f) shall govern.

Article 3
Taxes, Yield Protection and Illegality

Section 3.01 Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes. If, however, applicable Laws require the Loan Party or the Administrative Agent to withhold or deduct any Tax upon the basis of the information and documentation to be delivered pursuant to subsection (e) below, including both (x) United States federal backup withholding and (y) withholding taxes from any payment, then:

(i) (A) the Loan Party or the Administrative Agent, as applicable, shall withhold or make such deductions as are determined by the Loan Party or the Administrative Agent, as applicable, to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Loan Party or the Administrative Agent, as applicable, shall timely

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pay the full amount withheld or deducted to the relevant Governmental Authority and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the Loan Party will pay such additional amount or amounts as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the Borrowers. Except to the extent already reflected in subsection (a) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Laws, or at the option of the Administrative Agent timely reimburse it for the payment of Other Taxes.

(c) Tax Indemnifications. 5. Except to the extent that an amount has been paid pursuant to Section 3.01(a) or (b), the Loan Parties shall, and do hereby, jointly and severally indemnify the Administrative Agent, each Lender and the L/C Issuer, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) withheld or deducted by any Loan Party or the Administrative Agent or payable or paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The Borrowers hereby jointly and severally agree to indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required by paragraph (ii) of this Section 3.01(c). Any demand for payment on account of Indemnified Taxes payable or paid by the Administrative Agent, as the case may be, shall be supported by a certificate stating the amount of any Taxes so paid or payable and describing the basis for the indemnification claim. Such certificate delivered to a Loan Party by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

(ii) Without limiting the provisions of subsection (a) or (b) above, each Lender and the L/C Issuer shall, and does hereby, severally indemnify:

(A) the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Borrowers or the Administrative Agent) incurred by or asserted against the Administrative Agent by any Governmental Authority as a result of the failure by such Lender or the L/C Issuer, as the case may be, to deliver, or as a result of the inaccuracy or similar deficiency of, any documentation required to be delivered by such Lender or the L/C Issuer, as the case may be, to Holdings or the Administrative Agent pursuant to subsection (e)(ii); and

(B) the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, against (x) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (y) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether

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or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority and (z) any Taxes attributable to such Lender’s or L/C Issuer’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register.

Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this Section 3.01(c)(ii). The agreements in this Section 3.01(c)(ii) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d) Evidence of Payments. Upon request by any Loan Party or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the applicable Loan Party shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the applicable Loan Party, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to such Loan Party or the Administrative Agent, as the case may be.

(e) Status of Lenders; Tax Documentation.

(i) For purposes of this Section 3.01(e), the term “Lender” includes the L/C Issuer. Each Lender shall deliver to the applicable Borrower and to the Administrative Agent, when reasonably requested by any Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested information as will permit the applicable Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender’s entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrowers pursuant to this Agreement or otherwise to establish such Lender’s status for withholding tax purposes in the applicable jurisdiction. Notwithstanding anything to the contrary in the preceding sentence, the delivery, completion and execution of documentation and other requested information described in this subsection (i) (and not, for the avoidance of doubt, otherwise described in Section 3.01(e)(ii) below) shall not be required if in the Lender’s reasonable judgment such delivery, completion or execution would subject the Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, on or prior to the date on which a Lender becomes a Lender under this Agreement with respect to a U.S. Borrower (and from time to time thereafter upon the reasonable request of any Borrower or the Administrative Agent), but only to the extent it is legally entitled to do so,

(A) any Lender that is a U.S. Person shall deliver to Holdings and the Administrative Agent executed originals of IRS Form W-9 or such other documentation or information prescribed by applicable Laws or reasonably requested by Holdings or the Administrative Agent as will enable Holdings or the Administrative Agent, as the case may be, to determine whether or not such Lender is subject to backup withholding or information reporting requirements; and

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(B) each Lender that is not a U.S. Person shall deliver to Holdings and the Administrative Agent (in such number of copies as shall be reasonably requested by the recipient), whichever of the following is applicable:

(1) in the case of such a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty,

(2) executed originals of Internal Revenue Service Form W-8ECI,

(3) in the case of such a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of any Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E, or

(4) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner together with the executed originals of the applicable IRS Forms.

(iii) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the applicable Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by any Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the applicable Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph (iii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining withholding Taxes imposed under FATCA, Holdings and the Administrative Agent shall treat (and the Lenders hereby

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authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(iv) Each Lender shall promptly (A) notify Holdings and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction or if any form or certification it previously delivered becomes obsolete or inaccurate or expires and (B) update any such form or certification or notify Holdings and Administrative Agent in writing of its legal inability to do so.

(f) Treatment of Certain Refunds. At no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If the Administrative Agent, any Lender or the L/C Issuer determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section 3.01, it shall pay to the applicable Borrower or Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 3.01 with respect to the Indemnified Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses actually incurred by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, related to the receipt of such refund and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Borrower, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrowers or any other Person. Notwithstanding anything to the contrary in this subsection, in no event will the Administrative Agent, such Lender or the L/C Issuer be required to pay any amount to the Borrowers pursuant to this subsection the payment of which would place the Administrative Agent, such Lender or the L/C Issuer in a less favorable after-Tax position than the Administrative Agent, such Lender or the L/C Issuer would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid.

Section 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the SOFR, Agreed Currency Rate, SONIA, the Australian BBSR Rate or the Term CORRA Rate, or to determine or charge interest rates based upon the SOFR, Agreed Currency Rate, SONIA, the Australian BBSR Rate or the Term CORRA Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, U.S. Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Borrowers through the Administrative Agent, (i) any obligation of such Lender to make or continue SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans in the affected currency or currencies or to convert Base Rate Loans to Agreed Currency Rate Loans or SOFR Loans shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Agreed Currency Rate or SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the SOFR or Agreed Currency Rate component of the Base Rate, in each case, until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer

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exist. Upon receipt of such notice, (x) the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay such SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans or, if applicable and such Loans are denominated in U.S. Dollars, convert all SOFR Loans of such Lender to Base Rate Loans or (y) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans (the interest rate on which is determined by reference to the Agreed Currency Rate or SOFR component of the Base Rate), the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Agreed Currency Rate or SOFR component of the Base Rate, in each case, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such SOFR Loans or Agreed Currency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans. Upon any such prepayment or conversion, the applicable Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.

Section 3.03 Inability to Determine Rates.

(a) If the Required Lenders determine that for any reason in connection with any request for a Agreed Currency Rate Loan, SARON Loans, Australian BBSR Rate Loan, GBP Daily Rate Loan or a Term CORRA Rate Loan or a conversion to or continuation thereof that (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate for the Relevant Rate for the applicable Agreed Currency has been determined in accordance with Section 3.03(b) or Section 3.03(c) and the circumstances under clause (i) of Section 3.03(b) or of Section 3.03(c) or the Scheduled Unavailability Date, or the SOFR Scheduled Unavailability Date, has occurred with respect to such Relevant Rate (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with respect to a proposed SOFR Loan or an Agreed Currency Rate Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrowers and each Lender

Thereafter, (x) the obligation of the Lenders to make or maintain Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans (or such other applicable Loans in an Alternative Currency) shall be suspended and (y) in the event of a determination described in the preceding sentence with respect to the SOFR component of the Base Rate, the utilization of the SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, the Borrowers may revoke any pending request for a Borrowing of, conversion to or continuation of Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loan, GBP Daily Rate Loans or Term CORRA Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in U.S. Dollars (in the case of Agreed Currency Rate Loans). Notwithstanding the foregoing, in the case of a pending request for a continuation in an Alternative Currency as to which the Administrative Agent has made the determination described in Section 3.03(a)(i) of the first sentence of this paragraph, Holdings, the Administrative Agent and the Required Lenders may establish a mutually acceptable alternative interest rate that reflects the all-in-costs of funds to such Lenders for funding Loans in the applicable currency and amount, and with the same Interest Period as the Term CORRA Rate Loan, GBP Daily Rate Loan or Australian BBSR Rate Loan (or

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such other applicable Loan in an Alternative Currency) being requested to be made or continued, as the case may be (the “Impacted Loans”) in which case such alternative rate of interest shall apply with respect to the Impacted Loans until (x) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under Section 3.03(a)(i) of the first sentence of this paragraph, (y) the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans or (z) any Lender determines that any Law has made it unlawful or that any Governmental Authority has asserted that it is unlawful for such Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or change interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and Holdings written notice thereof.

(b) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:

(i) adequate and reasonable means do not exist for ascertaining one month or three month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month and three month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided, that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one month or three month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “SOFR Scheduled Unavailability Date”).

then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be, in the case of Term SOFR Loans, at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (y) above, no later than the SOFR Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily SOFR for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document.

Notwithstanding anything to the contrary herein, (A) if the Administrative Agent determines that Daily SOFR is not available on or prior to the Term SOFR Replacement Date, or (B) if the events or circumstances of the type described in Section 3.03(b)(i) or Section 3.03(b)(ii) have occurred with respect to the SOFR Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement and the other Loan Documents solely for the purpose of replacing Term SOFR or any then current SOFR Successor Rate in accordance with this Section 3(b) at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar

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denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “SOFR Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

(c) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrowers) that the Borrowers or Required Lenders (as applicable) have determined, that:

(i) adequate and reasonable means do not exist for ascertaining the Relevant Rate (other than SOFR) for an Agreed Currency (other than U.S. Dollars) because none of the tenors of such Relevant Rate (other than SOFR) under this Agreement is available or published on a current basis, and such circumstances are unlikely to be temporary; or

(ii) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate (other than SOFR) for an Agreed Currency (other than Dollars) under this Agreement shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of syndicated loans denominated in such Agreed Currency (other than Dollars), or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate (other than SOFR) for such Agreed Currency (other than Dollars) (the latest date on which all tenors of the Relevant Rate for such Agreed Currency (other than Dollars) under this Agreement are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”);

or if the events or circumstances of the type described in Section 3.03(c) (i) or (ii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Borrowers may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Agreed Currency or any then current Successor Rate for an Agreed Currency in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Non-SOFR Successor Rate”, and collectively with the SOFR Successor Rate, each a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time,

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Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero percent, the Successor Rate will be deemed to be zero percent for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

For purposes of this Section 3.03, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in the relevant Alternative Currency shall be excluded from any determination of Required Lenders.

Section 3.04 Increased Costs; Reserves on Agreed Currency Rate Loans, SARON Loans, GBP Daily Rate Loans and Term CORRA Rate Loans. (vi) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e)) or the L/C Issuer;

(ii) subject the Administrative Agent, any Lender or the L/C Issuer to any Tax (except for Indemnified Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Tax described in clause (a)(ii) or clauses (b) through (d) of the definition of Excluded Tax) on its loans, bankers’ acceptances, loan principal, letters of credit, commitment, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the L/C Issuer or the London interbank market, the Canadian interbank market or Australian interbank market or any other condition, cost or expense affecting this Agreement, SOFR Loans, Agreed Currency Rate Loans, SARON Loans, Australian BBSR Rate Loans, GBP Daily Rate Loans or Term CORRA Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to the Administrative Agent, the L/C Issuer or any Lender of making, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by the Administrative Agent, any Lender

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or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of the Administrative Agent, such Lender or the L/C Issuer, the Borrowers will pay to the Administrative Agent, such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate the Administrative Agent, such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy or liquidity), then from time to time the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

(c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.04 and delivered to Holdings shall be conclusive absent manifest error. Absent manifest error, the Borrowers shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies Holdings of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e) Reserves on GBP Daily Rate Loans, Australian BBSR Rate Loans and Term CORRA Rate Loans. The Borrowers jointly and severally agree to pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including, Canadian Dollar loans, Australian Dollar loans, additional interest on the unpaid principal amount of each Australian BBSR Rate Loan, GBP Daily Rate Loan and/or Term CORRA Rate Loan, as the case may be, equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive and binding absent manifest error), which shall be due and payable on each date on which interest is payable on such Loan, provided Holdings shall have received at least ten (10) days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice ten (10) days prior to the relevant Interest Payment Date, such additional interest shall be due and payable ten (10) days from receipt of such notice.

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Section 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers jointly and severally agree to promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period;

(b) any failure by any Borrower to (x) prepay, borrow or continue any Loan other than a Base Rate Loan or (y) convert any Loan other than a Base Rate Loan on the date or in the amount notified by such Borrower (in the case of a borrowing, for a reason other than the failure of such Lender to make a Loan);

(c) any payment by any Borrower of the principal of or interest on any Revolving Credit Loan or of any drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency in a different currency from the currency in which the applicable Revolving Credit Loan or Letter of Credit is denominated (except to the extent the L/C Issuer has required payment of any drawing under a Letter of Credit in U.S. Dollars pursuant to Section 2.03(c)(i)); or

(d) any assignment of a SOFR Loan, Agreed Currency Rate Loan, SARON Loans, Australian BBSR Rate Loan, GBP Daily Rate Loan or a Term CORRA Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the applicable Borrower pursuant to Section 11.13;

including any foreign exchange losses or loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each SOFR Loan, each Agreed Currency Rate Loan, each SARON Loan, each Australian BBSR Rate Loan, each GBP Daily Rate Loan or each Canadian BA Rate Loan, as applicable, made by it at the SOFR, Agreed Currency Rate, Australian BBSR Rate or the Term CORRA Rate, as applicable, for such Loan by a matching deposit or other borrowing in the London, Australian, Canadian or other offshore interbank market, as applicable, for the applicable currency for a comparable amount and for a comparable period, whether or not such SOFR Loan, Agreed Currency Rate Loan, SARON Loan, Australian BBSR Rate Loan, GBP Daily Rate Loan or Term CORRA Rate Loan was in fact so funded. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender, as specified in this Section 3.05, delivered to Holdings shall be conclusive absent manifest error.

Section 3.06 Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or any Borrower is required to pay any additional amount to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be

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disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrowers hereby jointly and severally agree to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

(b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender hereunder, Holdings may replace such Lender in accordance with Section 11.13.

Section 3.07 Survival. All of the Borrowers’ obligations under this Article 3 shall survive termination of this Agreement, the Aggregate Commitments, any assignment of rights by, or the replacement of, a Lender, repayment, satisfaction or discharge of all other Obligations hereunder, and resignation or replacement of the Administrative Agent.

Article 4
Conditions Precedent

Section 4.01 Conditions Precedent to the SpinCo Closing Date. The obligations of each Lender to fund the Credit Extensions to SpinCo on the SpinCo Closing Date requested to be made by it were subject to the satisfaction of the conditions precedent set forth in Section 4.01 of the Original Credit Agreement.

Section 4.02 Conditions Precedent to the Original Closing Date. The obligations of each Lender to fund the Credit Extensions to Holdings and ACCO Canadian Subsidiary (as defined in the Original Credit Agreement) on the Original Closing Date requested to be made by it were subject to the satisfaction of the conditions precedent set forth in Section 4.02 of the Original Credit Agreement.

Section 4.03 Conditions to All Credit Extensions after the Original Closing Date. The obligation of each Lender to honor any Request for Credit Extension after the Original Closing Date (other than pursuant to a Conversion/Continuation Notice) (including the making of Term A Loans to be made on the Third Restatement Date) is subject to the following conditions precedent:

(a) The representations and warranties of each Borrower and each other Loan Party contained in Article 5 or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, that are qualified by materiality shall be true and correct on and as of the date of such Credit Extension, and each of the representations and warranties of each Borrower and each other Loan Party contained in any other Loan Document or in any document furnished at any time under or in connection herewith or therewith that are not qualified by materiality shall be true and correct in all material respects on and as of the date of such Credit Extension, except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.03, the representations and warranties contained in paragraph (a) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to paragraph (a) and (b), respectively, of Section 6.01.

(b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d) After giving effect to any Borrowing of Revolving Credit Loans made on or after the Third Amendment Effective Date, the aggregate amount of cash and Cash Equivalents of the Loan Parties shall not be in excess of $100,000,000.

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Each Request for Credit Extension (other than a Conversion/Continuation Notice) submitted by any Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.03(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

Section 4.04 Conditions Precedent to Effectiveness of Second Amendment. The effectiveness of the Second Amendment was subject to the satisfaction of the conditions precedent set forth in the Second Amendment.

Section 4.05 Conditions Precedent to Effectiveness of Third Amendment to Amended and Restated Credit Agreement. The effectiveness of the Third Amendment to Amended and Restated Credit Agreement is subject to the satisfaction of the conditions precedent set forth in the Third Amendment to Amended and Restated Credit Agreement.

Section 4.06 Conditions Precedent to Effectiveness of Third Amendment to Second Amended and Restated Credit Agreement. The effectiveness of the Third Amendment is subject to the satisfaction of the conditions precedent set forth in the Third Amendment.

Article 5
Representations and Warranties

Each Borrower represents and warrants to the Administrative Agent and the Lenders on the Second Amendment Closing Date (other than, with respect to the making of representations and warranties on the Second Amendment Closing Date, with respect to those Subsidiaries of Holdings listed on Schedule 6.11) and on the date of each Credit Extension as contemplated by Section 4.03(a) or otherwise that:

Section 5.01 Existence, Qualification and Power. Each Loan Party and each Subsidiary thereof (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

Section 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required, except as have been obtained or made and are in full force and effect, in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document or for the consummation of the Original Closing Date Transaction, the Restatement Date Transactions, the Second Restatement Date Transactions, the Third Restatement Date Transactions or the Second Amendment Closing Date Transactions, except to the extent failure to obtain such approval, consent, exemption, authorization or other action could not reasonably be

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expected to have a Material Adverse Effect, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) except as provided in Section 5.20, the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof subject to Permitted Liens) or (d) other than pursuant to applicable Law in connection with the exercise of remedies with respect to the Collateral, the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents.

Section 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

Section 5.05 Financial Statements; No Material Adverse Effect. (vii) (i) The Annual Financial Statements of Holdings and its Subsidiaries (A) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (B) fairly present the financial condition of Holdings and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (C) show all material indebtedness and other liabilities, direct or contingent, of Holdings and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness to the extent required by GAAP and (ii) the Quarterly Financial Statements of Holdings and its Subsidiaries (A) were each prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (B) fairly present the financial condition of Holdings and its Subsidiaries, as of the date thereof and their results of operations for the period covered thereby, subject, in the case of this clause (ii), to the absence of footnotes and to normal year-end audit adjustments.

(b) Since December 31, 2012, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(c) The Restatement Financial Projections, the Second Restatement Financial Projections, the Third Restatement Financial Projections and the consolidated forecasted balance sheet and statements of income and cash flows of Holdings and its Subsidiaries delivered pursuant to Section 6.01(c) were prepared in good faith on the basis of the assumptions stated therein, which assumptions Holdings believed to be reasonable at the time of delivery of such forecasts.

Section 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or the consummation of the Restatement Date Transactions, the Second Restatement Date Transactions, the Third Restatement Date Transactions or the Second Amendment Closing Date Transactions or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

Section 5.07 No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

Section 5.08 Ownership of Property; Liens.

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(a) Each Borrower and each of their respective Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Permitted Liens.

(c) Schedule 5.08(c) sets forth a complete and accurate list of all real property owned by each Loan Party and each of its Subsidiaries as of the Second Amendment Closing Date, showing as of the Second Amendment Closing Date, the street address, county or other relevant jurisdiction, state and record owner thereof. Each Loan Party and each of its Subsidiaries has good, marketable and insurable fee simple title to the real property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Liens created or permitted by the Loan Documents and except for such defects in title with respect to real property located in Brazil as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. As of the Second Amendment Closing Date, no Loan Party or Subsidiary of a Loan Party (i) has received notice, or has knowledge, of any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation or (ii) is or could be obligated under any right of first refusal, option or other contractual right to sell, transfer or otherwise dispose of any Mortgaged Property or any interest therein.

(d) 1. Schedule 5.08(d)(i) sets forth a complete and accurate list as of the Third Restatement Date of each lease of real property pursuant to which an annual rental of $240,000 or more is payable and under which any Loan Party or any Subsidiary of a Loan Party is the lessee, showing as of the Third Restatement Date the street address, county or other relevant jurisdiction, state, lessor, lessee and expiration date thereof. The Administrative Agent has received copies of all such leases, and there are no defaults under such leases, except those which would not reasonably be expected to have a Material Adverse Effect.

(ii) Schedule 5.08(d)(ii) sets forth a complete and accurate list of each lease of real property pursuant to which an annual rental of $240,000 or more is payable and under which any Loan Party or any Subsidiary of a Loan Party is the lessor, showing as of the Third Restatement Date the street address, county or other relevant jurisdiction, state, lessor, lessee and expiration date thereof.

Section 5.09 Environmental.

(a) Each Loan Party and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and Environmental Claims on their respective businesses, operations and properties, and there are no such effects of Environmental Laws or Environmental Claims, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Each of the Loan Parties and its Subsidiaries is and has been in compliance with all Environmental Laws and has received and maintained in full force and effect all Environmental Permits required for its current operations, except where non-compliance could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) No Hazardous Materials are present, or have been Released by any Person, whether related or unrelated to any Loan Party in, on, within, above, under, affecting or emanating from any real property currently or previously owned, leased or operated by any Loan Party or its Subsidiaries (i) in a quantity, location, manner or state that could reasonably be expected to require any cleanup, investigation or remedial action pursuant to any Environmental Laws, (ii) in violation or alleged violation of any Environmental Laws, or (iii) which has given or could give rise to any Environmental Liability or Environmental Claims

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against any Loan Party or its Subsidiaries, except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) No property to which the Loan Parties or their Subsidiaries have, directly or indirectly, transported or arranged for the transportation of any Hazardous Material is listed or, to the Loan Parties’ knowledge, proposed for listing on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar federal, state or foreign list of sites requiring investigation or cleanup, nor to the knowledge of the Loan Parties, is any such property anticipated or threatened to be placed on any such list, except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) No Environmental Claim is pending or, to the Loan Parties’ knowledge, proposed, threatened or anticipated, with respect to or in connection with any of the Loan Parties or their Subsidiaries or any real properties now or previously owned, leased or operated by the Loan Parties or their Subsidiaries except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f) There are no facts, conditions, situations or set of circumstances which have resulted in or could reasonably be expected to form the basis for any Environmental Liability of any Loan Parties or their Subsidiaries or require the Loan Parties or their Subsidiaries to incur Environmental Liabilities or other capital or operating expenditures in order to achieve or maintain compliance with applicable Environmental Laws, except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(g) No Loan Party or Subsidiary has assumed or retained any Environmental Liability of any other Person (including any such liability assumed under a Contractual Obligation or the operation of law), except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.10 Insurance. The properties of each Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrowers, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where any Borrower or the applicable Subsidiary operates.

Section 5.11 Taxes. Each Borrower and its respective Subsidiaries have filed all material federal, state, provincial, foreign, local income and other tax returns and reports required to be filed, and have paid all material federal, state, provincial, foreign, local income and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against Holdings or any of its Subsidiaries that would, if made, have a Material Adverse Effect. Schedule 5.11 sets forth a complete and accurate list of each tax sharing agreement between any Loan Party or Subsidiary thereof and any Person that is not a Loan Party.

Section 5.12 ERISA Compliance.

(a) Each Plan is in compliance in all material respects with applicable Laws, including the applicable provisions of ERISA, the Code and other federal or state laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt

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from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the best knowledge of any Borrower, nothing has occurred that would prevent or cause the loss of such tax-qualified status.

(b) There are no pending or, to the best knowledge of any Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect, either individually or in the aggregate. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect, either individually or in the aggregate.

(c) (i) No ERISA Event has occurred, and neither Holdings nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan; (ii) the present value of the aggregate benefit liabilities under each Pension Plan sponsored, maintained or contributed to by any Loan Party, any of its Subsidiaries or any of their respective ERISA Affiliates (determined as of the end of the most recent plan year on the basis of the actuarial assumptions specified for funding purposes in the most recent actuarial valuation for such Pension Plan) did not exceed the aggregate current fair market value of the assets of such Pension Plan, when added to the aggregate amount of such liabilities with respect to all other Plans, by more than $80,000,000; (iii) as of the most recent valuation date for each Multiemployer Plan, neither Holdings nor any of its Subsidiaries nor any ERISA Affiliate has incurred any material liability (including any indirect, contingent or secondary liability) to or on account of any Multiemployer Plan for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 or Section 4205 of ERISA), except as would not reasonably be expected to have a Material Adverse Effect, or expects to incur any such liability with respect to any Multiemployer Plan, except as would not reasonably be expected to have a Material Adverse Effect; (iv) Holdings, its Subsidiaries and each of its ERISA Affiliates have complied with the requirements of Section 515 of ERISA with respect to each Multiemployer Plan and are not in “default” (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan, except as would not reasonably be expected to have a Material Adverse Effect; (v) neither Holdings nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (vi) neither Holdings nor any ERISA Affiliate has engaged in a transaction that is subject to Section 4069 or Section 4212(c) of ERISA; and (vii) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan, except as would not reasonably be expected to have a Material Adverse Effect.

(d) No Foreign Pension Plan Event has occurred.

Section 5.13 Subsidiaries; Equity Interests. As of the Third Restatement Date, no Borrower has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, and all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and nonassessable, in either case, to the extent that such issuance, payment or assessability could not reasonably be expected to have a Material Adverse Effect (subject to the assessability of shares of any unlimited company, unlimited liability company or unlimited liability corporation (each, an “ULC”) under any applicable Canadian legislation governing the formation of an ULC) and are owned by a Loan Party in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens other than Permitted Liens. Schedule 5.13 sets forth, as of the Third Restatement Date, which Subsidiaries are Loan Parties (including whether they are U.S. Borrowers, Foreign Borrowers, U.S. Subsidiary Guarantors or Foreign Subsidiary Guarantors). As of the Third Restatement Date, no Borrower has any equity investments in any other corporation or entity other than (i) those specifically disclosed in Part (b) of Schedule 5.13 and (ii) investments in

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Subsidiaries. All of the outstanding Equity Interests in each Borrower have been validly issued and are fully paid and nonassessable (subject to the assessability of shares of any ULC under any applicable Canadian legislation governing the formation of an ULC).

Section 5.14 Margin Regulations; Investment Company Act.

(a) No Borrower is engaged nor will any Borrower engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b) None of the Borrowers, any Person Controlling any Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 5.15 Disclosure. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, taken as a whole and as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

Section 5.16 Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties (including the Act), except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 5.17 Taxpayer Identification Number. Each U.S. Borrower’s true and correct U.S. taxpayer identification number is set forth on Schedule 11.02.

Section 5.18 Intellectual Property; Licenses, Etc. Each Borrower and each of its Subsidiaries owns, or possess the right to use, all of the trademarks, service marks, trade names, trade dress, logos, domain names and all good will associated therewith, copyrights, patents, patent rights, trade secrets, know-how, franchises, licenses, computer software and other intellectual property rights (including all registrations and applications for registrations as the foregoing) (collectively, “IP Rights”) that are necessary for or otherwise used in the operation of their respective businesses, as currently conducted, without conflict with the rights of any other Person, except where the failure to own or possess the right to use any such IP Rights would not reasonably be expected to have a Material Adverse Effect. Holdings and its Subsidiaries hold all right, title and interest in and to their IP Rights free and clear of any Lien (other than Liens permitted by Section 7.01). No slogan or other advertising device, product, process, method, substance, part or other material or activity now employed, or now contemplated to be employed, by Holdings or any Subsidiary infringes upon, dilutes, misappropriates or otherwise violates any rights held by any other Person, except where such infringement, misappropriation, dilution or other violation would not reasonably be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect, to the knowledge of each Borrower, no person is infringing,

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misappropriating, diluting, or otherwise violating any IP Rights owned by Holdings, or its respective subsidiaries. To the knowledge of each Borrower, the IP Rights of Holdings, or its subsidiaries are valid and enforceable except as would not reasonably be expected to result in a Material Adverse Effect.

Section 5.19 Solvency. Each Loan Party is, together with its Subsidiaries on a consolidated basis, Solvent.

Section 5.20 Collateral Documents. The provisions of the applicable Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the U.S. Obligations Secured Parties and/or the Foreign Obligations Secured Parties, as applicable, a legal, valid and enforceable first priority Lien (subject, in the case of any Collateral other than Collateral consisting of Equity Interests, to Liens permitted by Section 7.01 and, in the case of Collateral consisting of Equity Interests, to non-consensual Liens permitted by Section 7.01) on all right, title and interest of the respective Loan Parties in the Collateral described therein. Except for filings completed on or prior to the Second Amendment Closing Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens.

Section 5.21 Senior Debt. The Obligations constitute “Senior Indebtedness” (or any comparable term) or “Senior Secured Financing” (or any comparable term) under, and as defined in, the documentation governing, any Indebtedness that is subordinated to the Obligations expressly by its terms.

Section 5.22 OFAC. Neither of the Borrowers, nor any of its respective Subsidiaries, nor, to the knowledge of the Borrower and each of its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets, or any similar list enforced by any other relevant sanctions authority or (c) located, organized or resident in a Designated Jurisdiction. The Borrowers and each of its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions.

Section 5.23 Foreign Corrupt Practices Act. No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

Section 5.24 Compliance with EU Bail-in Regulation. None of the Loan Parties is an EEA Financial Institution.

Section 5.25 Anti-Corruption Laws. The Borrowers and each of its Subsidiaries have conducted their businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

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Article 6
Affirmative Covenants

From and after the Second Amendment Closing Date, so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements, Secured Hedge Agreements and Specified Supply Chain Agreements as to which arrangements satisfactory to the applicable Cash Management Bank, Hedge Bank or Supply Chain Finance Bank shall have been made) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit (other than Letters of Credit, the L/C Obligations for which have been Cash Collateralized or as to which other arrangements satisfactory to the L/C Issuer have been made) shall remain outstanding, each Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03, 6.14 and 6.16) cause each of its Subsidiaries to:

Section 6.01 Financial Statements. Deliver to the Administrative Agent (who shall post to the Platform):

(a) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of Holdings, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in Stockholders’ Equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

(b) as soon as available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, a consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of Holdings’ fiscal year then ended, and the related consolidated statements of changes in Stockholders’ Equity, and cash flows for the portion of Holdings’ fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, chief accounting officer, treasurer or controller of Holdings as fairly presenting the financial condition, results of operations, Stockholders’ Equity and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

(c) as soon as available, but in any event not later than ninety (90) days after the end of each fiscal year of Holdings, an annual budget of Holdings and its Subsidiaries on a consolidated basis, including forecasts for the remaining term of this Agreement prepared by management of Holdings, in form reasonably satisfactory to the Administrative Agent, of consolidated balance sheets and statements of income or operations and cash flows of Holdings and its Subsidiaries on a quarterly basis for the immediately following fiscal year (including the fiscal year in which the Maturity Date occurs, if such fiscal year is the immediately following fiscal year) and on an annual basis for each fiscal year thereafter.

As to any information contained in materials furnished pursuant to Section 6.02(c), Holdings shall not be required separately to furnish such information under paragraph (a) or (b) above, but the foregoing shall not be in derogation of the obligation of Holdings to furnish the information and materials described in paragraph (a) or (b) above at the times specified therein.

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Section 6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:

(a) concurrently with the delivery of the financial statements referred to in Section 6.01(a) and (b), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, chief accounting officer, treasurer or controller of Holdings (in each case, which delivery may, unless the Administrative Agent or a Lender requests executed originals, be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes), which shall include a calculation of the aggregate Swap Termination Value for all Swap Contracts then in effect that pertain to commodity hedging transactions;

(b) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the applicable Borrower by independent accountants in connection with the accounts or books of any Borrower or any Subsidiary, or any audit of any of them;

(c) promptly after the same are available, copies of each annual report, proxy or financial statement or other material report or communication sent to the stockholders of Holdings or holders of any Qualified Preferred Stock, and copies of all annual, regular, periodic and special reports and registration statements which any Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, whether or not otherwise required to be delivered to the Administrative Agent pursuant hereto; provided that to the extent any such documents are filed with the SEC, such documents shall be deemed delivered pursuant to this Section 6.02(c) at the time of and so long as Holdings notifies the Administrative Agent (by facsimile or electronic mail) of the filing with the SEC of any such documents;

(d) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of material debt or equity securities of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

(e) promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof;

(f) promptly, such additional information regarding the business, financial or corporate affairs of any Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent (or any Lender through the Administrative Agent) may from time to time reasonably request;

(g) as soon as available, but in any event within thirty (30) days after the end of each fiscal year of Holdings, a report summarizing the material insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably specify; and

(h) promptly after the assertion or occurrence thereof, notice of any Environmental Claim against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any material restrictions on ownership, occupancy, use or transferability under any Environmental Law; and

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(i) promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender, including, without limitation, a Beneficial Ownership Certification, for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) or referred to in Section 6.03(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (1) on which the applicable Borrower posts such documents or provides a link thereto on the applicable Borrower’s website on the Internet at the website address listed on Schedule 11.02; or (2) on which such documents are posted on the applicable Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) each Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrowers to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) each Borrower shall notify the Administrative Agent and each Lender (by facsimile or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above and, in any event, shall have no responsibility to monitor compliance by the Borrowers with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Each Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrowers or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC”, each Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrowers or its securities for purposes of United States federal and state securities laws (“MNPI”) (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information” (and the Administrative Agent agrees that only Borrower Material marked “PUBLIC” will be made available on such portion of the Platform) and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform that is not designated “Public Side Information”.

Section 6.03 Notices. Promptly notify the Administrative Agent (who shall post to the Platform):

(a) of the occurrence of any Default;

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(b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including, to the extent the same has resulted or could reasonably be expected to result in a Material Adverse Effect (i) breach or non-performance of, or any default under, a Contractual Obligation of any Borrower or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between any Borrower or any Subsidiary and any Governmental Authority, including in connection with any tax liabilities, assessments, governmental charges or levies upon it or its properties or assets and (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws;

(c) of the occurrence or reasonably expected occurrence of any ERISA Event or Foreign Pension Plan Event;

(d) of any material change in accounting policies or financial reporting practices by any Borrower or any Subsidiary, including any determination by the applicable Borrower referred to in Section 2.10(b) (which requirement shall be deemed satisfied by the description thereof in a Form 10-K, Form 10-Q or Form 8-K filed with the SEC);

(e) of the (i) occurrence of any Disposition of property or assets for which any Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(i), (ii) incurrence or issuance of any Indebtedness for which any Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(iii), and (iii) receipt of any Extraordinary Receipt for which any Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(iv); and

(f) of any termination, lapse or cancellation of any insurance required to be maintained pursuant to Section 6.06.

Each notice pursuant to this Section 6.03 (other than Section 6.03(e)) shall be accompanied by a statement of a Responsible Officer of the applicable Borrower setting forth details of the occurrence referred to therein and stating what action such Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

Section 6.04 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or as contemplated by the Original Closing Date Transaction; (b) take all reasonable action to maintain all rights, (charter and statutory) privileges, permits, licenses, approvals and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; (c) preserve, maintain, renew and keep in full force and effect all of its IP Rights, the failure of which to so preserve, maintain, renew or keep in full force and effect could reasonably be expected to have a Material Adverse Effect; and (d) pay and discharge as the same shall become due and payable all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by any Borrower or such Subsidiary.

Section 6.05 Maintenance of Properties. (a) Except as permitted by Section 7.05, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, in each case except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

Section 6.06 Maintenance of Insurance.

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(a) Maintain with financially sound and reputable insurance companies not Affiliates of the Borrowers insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, which insurance policies shall provide that such insurance companies will use commercially reasonable efforts to provide not less than thirty (30) days’ prior notice to the Administrative Agent of a termination, lapse or cancellation of such insurance, which insurance shall name the Administrative Agent as loss payee (in the case of casualty insurance) or additional insured (in the case of liability insurance).

(b) Notwithstanding anything herein to the contrary, with respect to each Mortgaged Property, if at any time the area in which the buildings and other improvements (as described in the applicable Mortgage) are located (i) in an area with a high degree of seismic activity, maintain earthquake insurance in such amounts as maintained on the Second Amendment Closing Date, if any, or, with respect to Mortgaged Property acquired after the Second Amendment Closing Date, in such amounts to the extent reasonably available as the Administrative Agent may from time to time reasonably require or (ii) with respect to U.S. Mortgages, is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Administrative Agent may from time to time reasonably require, and otherwise to ensure compliance with the NFIP as set forth in the Flood Laws and as otherwise required by the Lenders. Following the Second Amendment Closing Date, the Borrowers shall deliver to the Administrative Agent annual renewals of each flood insurance policy or annual renewals of each force-placed flood insurance policy, as applicable. In connection with any amendment to this Agreement pursuant to which any increase, extension, or renewal of Loans is contemplated, the Borrowers shall cause to be delivered to the Administrative Agent for each U.S. Mortgaged Property a Flood Determination Form, Borrower Notice and Evidence of Flood Insurance, as applicable.

Section 6.07 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

Section 6.08 Books and Records. Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of each Borrower or such Subsidiary, as the case may be.

Section 6.09 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and to make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, senior officers, and independent public accountants, all at the expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired (but in no event more than two times per fiscal year of such Borrower), upon reasonable advance notice to the applicable Borrower; provided, however, that when an Event of Default exists the Administrative Agent or any Lender (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice, and without limitation as to frequency.

Section 6.10 Use of Proceeds. Use the proceeds of the Credit Extensions (a) in the case of the Revolving Credit Facility, to effect the Restatement Date Transactions, the Third Restatement Date Transactions and the Second Amendment Closing Date Transactions, for working capital, Capital

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Expenditures and for other general corporate purposes not in contravention of any Law or of any Loan Document, (b) in the case of the Term A Loans, on the Restatement Date, to effect the Restatement Date Transactions, to pay fees and expenses incurred in connection therewith, and for other general corporate purposes not in contravention of any Law or of any Loan Document, (c) in the case of the Term A Loans made on the Third Restatement Date, to effect the Third Restatement Date Transactions, to pay fees and expenses incurred in connection therewith, and for other general corporate purposes not in contravention of any Law or of any Loan Document, and (d) in the case of the Term A Loans made on the Second Amendment Closing Date, to effect the Second Amendment Closing Date Transactions, to pay fees and expenses incurred in connection therewith, and for other general corporate purposes not in contravention of any Law or of any Loan Document.

Section 6.11 Covenant to Guarantee Obligations and Give Security. Upon (i) the formation or acquisition by any Loan Party of any new direct or indirect Subsidiary (other than any Excluded Subsidiary), (ii) pursuant to Section 1.09, the addition of any Borrower which was not a Loan Party immediately prior to such addition, (iii) a Subsidiary of any Loan Party ceasing to be an Excluded Subsidiary or (iv) the acquisition by any Loan Party of any asset (including real property) in respect of which the Collateral and Guaranty Requirements have not theretofore been satisfied (any of the foregoing items set forth in clauses (i) through (iv), a “Collateral and Guaranty Compliance Event”) the Borrowers shall, at the Borrowers’ expense, cause the Collateral and Guaranty Requirements applicable thereto to be satisfied (x) with respect to (i) any Guaranty Agreement or any supplement thereto, (ii) Liens on Collateral that may be created by the execution and delivery of a customary personal property security or pledge agreement or any supplement thereto, (iii) Liens on Collateral that may under applicable law be perfected by the filing of financing statements under the UCC or by filings with the United States Patent and Trademark Office, the United Stated Copyright Office (or by the making of similar filings in any applicable jurisdiction) and (iv) the perfection of security interests in the capital stock of Holding’s Subsidiaries with respect to which a Lien may be perfected by delivery of certificated securities, within thirty (30) days (as such time may be extended by the Administrative Agent in its reasonable discretion) of such Collateral and Guaranty Compliance Event and (y) with respect to the creation or perfection of Liens on any other Collateral or any other provision of the Collateral and Guaranty Requirements, within sixty (60) days of such Collateral and Guaranty Compliance Event (or, in the case of clause (h) and (i) (and, to the extent related to such clauses, clause (l) and (m)) of the definition of Collateral and Guaranty Requirements, within ninety (90) days of such Collateral and Guaranty Compliance Event) (as any such time period may be extended by the Administrative Agent in its reasonable discretion). Notwithstanding anything to the contrary in any Loan Document, no Subsidiary of Holdings listed on Schedule 6.11 shall be required to satisfy the Collateral and Guaranty Requirements prior to the date that is ninety (90) days after the Third Restatement Date (on which date (or such later date as the Administrative Agent may agree) the Collateral and Guaranty Requirements shall be required with respect to such Subsidiaries to the same extent otherwise applicable thereto).

Section 6.12 Compliance with Environmental Laws. Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Borrowers nor any of their Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

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Section 6.13 Preparation of Environmental Reports. At the request of the Required Lenders from time to time, but no more than one time for any property during the term of this Agreement (unless (i) a Default shall have occurred and be continuing, during which time no limitation shall apply or (ii) the Administrative Agent has a reasonable belief that Holdings or any of its Subsidiaries is in material violation of Environmental Law or there has been a material Release of Hazardous Materials at a facility) provide to the Lenders within sixty (60) days after such request, at the expense of the Borrowers, a written environmental site assessment report for any of its properties described in such request, prepared by an environmental consulting firm acceptable to the Administrative Agent, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Administrative Agent determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent may retain an environmental consulting firm to prepare such report at the expense of the Borrowers, and each Borrower hereby grants and agrees to cause any of its Subsidiaries that owns any property described in such request to grant at the time of such request to the Administrative Agent, the Lenders, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, during normal business hours to enter onto their respective properties to undertake such an assessment. Each Borrower agrees to cooperate in connection with the preparation of such Environmental Report, including without limitation, providing all reasonably requested information and making knowledgeable officers, employees or property managers available for interview at reasonable times and locations in a manner that does not materially hinder the normal operations of the Loan Parties.

Section 6.14 [Reserved].

Section 6.15 Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (i) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (w) carry out more effectively the purposes of the Loan Documents, (x) cause the Collateral and Guaranty Requirements to be and remain satisfied, (y) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (z) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the applicable Secured Parties the rights granted or now or hereafter intended to be granted to such Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so, in each case at the sole expense of the Loan Parties.

Section 6.16 Ratings. At all times use commercially reasonable efforts to maintain public ratings issued by any two of Moody’s, S&P and Fitch with respect to Holdings.

Section 6.17 PPSA Policies and steps. Each Borrower will, where applicable, promptly take all reasonable steps which are prudent for its business under or in relation to the PPSA including doing anything reasonably requested by the Administrative Agent for that purpose.

Section 6.18 MIRE Events. In connection with any amendment to this Agreement pursuant to which any increase, extension or renewal of Loans is contemplated, the Borrower shall cause to be delivered to the Administrative Agent for any Mortgaged Property, the deliverables set forth in clause (ix) of the Collateral and Guarantee Requirements.

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Section 6.19 Anti-Corruption Laws; Sanctions. Conduct its businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions and with all applicable Sanctions, and maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions.

Article 7
Negative Covenants

From and after the Second Amendment Closing Date, so long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations as to which no claim has been asserted and obligations and liabilities under Secured Cash Management Agreements, Secured Hedge Agreements or Specified Supply Chain Agreements as to which arrangements satisfactory to the applicable Cash Management Bank, Hedge Bank or Supply Chain Finance Bank shall have been made) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit (other than Letters of Credit, the L/C Obligations for which have been Cash Collateralized or as to which other arrangements satisfactory to the L/C Issuer have been made) shall remain outstanding, no Borrower shall, nor shall it permit any of its Subsidiaries to, directly or indirectly:

Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens pursuant to any Loan Document securing the Obligations;

(b) Liens existing on the Third Restatement Date and listed on Schedule 7.01(b) and any modifications, replacements, renewals or extensions thereof; provided that (i) the property covered thereby is not changed (except for replacements and accessions to such property and additions that do not increase the value of such property in any material respect), (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.03(b), (iii) the direct or any contingent obligor with respect thereto is not changed and (iv) any renewal or extension of the obligations secured or benefited thereby, to the extent constituting Indebtedness, is permitted by Section 7.03(b);

(c) Liens for Taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d) Liens in respect of property or assets of Holdings or any of its Subsidiaries imposed by law and which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money (such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business) and which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

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(g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or other surety bonds related to such judgments;

(i) Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) in the case of Liens securing purchase money Indebtedness and Capital Leases, (A) such Liens do not at any time encumber any property (except for replacements, additions and accessions to such property) other than the property financed by such Indebtedness, and (B) the Indebtedness secured thereby does not exceed the cost or fair market value of the property, whichever is lower, being acquired on the date of acquisition, improvements thereto and related expenses; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender on customary terms and (ii) with respect to any Liens existing on any property or asset prior to the acquisition thereof by any Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary in connection with a Permitted Acquisition, such Lien (x) is not created in connection with such acquisition or such Person becoming a Subsidiary, as the case may be and (y) shall not encumber any other property or assets of any Borrower or any Subsidiary;

(j) precautionary filings in respect of operating leases; and leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of any Borrower or any Subsidiary or (ii) secure any Indebtedness;

(k) other Liens securing obligations the aggregate amount of which does not exceed (I) prior to July 1, 2021, $30,000,000 ~~and~~, (II) ~~from and after July 1, 2021~~prior to expiration of the Covenant Relief Period, $40,000,000, and (III) after expiration of the Covenant Relief Period, the greater of (x) $60,000,000 and (y) 2.00% of Consolidated Total Assets of Holdings;

(l) Liens on property of Foreign Subsidiaries organized in jurisdictions other than any jurisdiction in which a Borrower is organized securing Indebtedness of such Foreign Subsidiaries permitted by Section 7.03(g), the proceeds of which indebtedness are used for such Foreign Subsidiaries’ working capital purposes;

(m) Liens arising in connection with a Qualified Receivables Transaction on Receivables Program Assets permitted to be Disposed of pursuant to Section 7.05(l) securing Receivables Program Obligations permitted by Section 7.03(j);

(n) Liens in favor of custom and revenue authorities arising as a matter of law to secure payment of non-delinquent customs duties in connection with the importation of goods;

(o) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of letters of credit and bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(p) Liens arising out of conditional sale, consignment, title retention or similar arrangements for the sale of goods entered into by any Borrower or any of its Subsidiaries in the ordinary course of business;

(q) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection; (ii) attaching to commodity trading accounts or other commodity

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brokerage accounts incurred in the ordinary course of business; and (iii) in favor of banking institutions arising as a matter of law encumbering deposits (including the right of set-off and banker’s liens) and which are within the general parameters customary in the banking industry;

(r) deposits made in the ordinary course of business to secure liability to insurance carriers;

(s) non-exclusive licenses for the use of intellectual property entered into in the ordinary course of business;

(t) Liens on Cash Collateral granted in favor of any Lenders and/or the L/C Issuer created as a result of any requirement or option to Cash Collateralize pursuant to this Agreement;

(u) Liens that are customary contractual rights of setoff (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the incurrence of Indebtedness, (ii) relating to pooled deposit or sweep accounts of any Borrower or any of its Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of any Borrower or any of its Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of any Borrower or any of its Subsidiaries in the ordinary course of business;

(v) Liens encumbering customary initial and margin deposits in respect of foreign exchange accounts maintained in the ordinary course of business, similar Liens attaching to foreign exchange accounts maintained in the ordinary course of business and Liens on cash and Cash Equivalents to secure Swap Contracts; provided that (x) any account subject to a Lien described above in this paragraph (v) may only contain deposits for the purposes described above and (y) unless otherwise agreed to by the Administrative Agent or the Required Lenders, neither Holdings nor any of its Subsidiaries shall deposit additional amounts into any account as described above at any time while a Default or any Event of Default exists;

(w) Liens incurred in connection with permitted insurance premium financing;

(x) Liens securing Indebtedness permitted pursuant to Section 7.03(r) so long as such Liens do not extend to any other asset other than those so encumbered at the time of consummation of the applicable Permitted Acquisitions (except for replacements and accessions to such property and additions that do not increase the value of such property in any material respect);

(y) Liens on assets of a Subsidiary that is not a Loan Party in favor of a Subsidiary that is not a Loan Party;

(z) Liens securing judgments for the Specified Brazilian Tax Payment or securing appeal or other surety bonds related to such judgments to the extent such Liens are on assets of Tilibra or another Subsidiary organized under the laws of Brazil; and

(aa) Liens securing purchase price deposits the aggregate amount of which does not exceed (i) during the Covenant Relief Period, $30,000,000 and (ii) at all other times, the greater of (x) $50,000,000 and (y) 2.00% of Consolidated Total Assets.

Section 7.02 Investments. Make any Investments, except:

(a) Investments held by any Borrower or any Subsidiary in the form of cash and Cash Equivalents;

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(b) advances to officers, directors and employees of the Borrowers and their Subsidiaries (i) in an aggregate amount not to exceed $6,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes and (ii) in connection with such Person’s purchase of Equity Interests of Holdings, provided that no cash is actually advanced pursuant to this clause (ii) unless immediately repaid;

(c) Investments (i) existing on the Third Restatement Date in Subsidiaries existing on the Third Restatement Date (provided that in the case of this clause (i), any such Investments in Subsidiaries that are not Loan Parties in the form of intercompany loans by Loan Parties shall, subject to the Collateral and Guaranty Requirements, be evidenced by notes that have been pledged (individually or pursuant to a global note) to the Administrative Agent for the benefit of the applicable Secured Parties), (ii) in U.S. Loan Parties (including those formed or acquired after the Third Restatement Date so long as Holdings and its Subsidiaries comply with the applicable provisions of Section 6.11), (iii) by Subsidiaries that are not Loan Parties in Subsidiaries that are not Loan Parties, (iv) by Foreign Loan Parties in Foreign Loan Parties, (v) by any Subsidiary not a Loan Party in a Foreign Loan Party and (vi) by any Borrower or any other Loan Party in Subsidiaries that are not Loan Parties or by any U.S. Loan Party in any Subsidiary that is not a U.S. Loan Party (provided that in the case of this clause (vi), (A) no Event of Default shall have occurred and be continuing, (B) Holdings and its Subsidiaries comply with the applicable provisions of Section 6.11, (C) the aggregate amount of all such Investments outstanding at any time during the term of the Facilities (determined without regard to any write-downs or write-offs of such Investments) shall not exceed the sum of (1) the greater (x) of $250,000,000 and (y) 10.0% of Consolidated Total Assets of Holdings plus (2) to the extent constituting an Investment made on or prior to December 31, 2012 in a Foreign Subsidiary that is organized under the laws of Brazil, $45,000,000 plus (3) an additional amount, so long as the Consolidated Leverage Ratio of Holdings calculated as of the last day of the most recently ended fiscal quarter for which financial statements are available and as of the date of the making of the Investment after giving pro forma effect to such Investment as if it had occurred on the first day of the applicable Measurement Period would be less than 3.00:1.00 plus (4) any Net Equity Proceeds; and (D) any such Investments in the form of intercompany loans shall, subject to the Collateral and Guaranty Requirements, be evidenced by notes that have been pledged (individually or pursuant to a global note) to the Administrative Agent for the benefit of the applicable Secured Parties);

(d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(e) (i) Investments in the form of Permitted Acquisitions and (ii) Investments by Loan Parties in one or more Subsidiaries that are not Loan Parties to the extent concurrently used by such Subsidiaries that are not Loan Parties to consummate Permitted Acquisitions; provided that the aggregate amount of such Investments made by Loan Parties in Subsidiaries that are not Loan Parties used to consummate Permitted Acquisitions of Persons that do not become U.S. Loan Parties shall not, when combined with the aggregate amount of Investments in Persons that do not become U.S. Loan Parties pursuant to clause (e) of the definition of “Permitted Acquisition,” exceed the greater of (x) $500,000,000 and (y) 15.0% of Consolidated Total Assets of Holdings and its Subsidiaries;

(f) Guarantees permitted by Section 7.03;

(g) to the extent constituting Investments, transactions expressly permitted under Section 7.04 (other than Section 7.04(c)) and Section 7.14;

(h) Investments existing on the Third Restatement Date and set forth on Schedule 7.02(h) and any modification, replacement, renewal or extension thereof; provided, that the amount of the original

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Investment is not increased except by the terms of such Investment or as otherwise permitted by this Section 7.02 and the terms and conditions of such modified, replacement, renewed or extended Investment shall not be materially less favorable, taken as a whole, to the Loan Parties than the Investment being modified, replaced, renewed or extended;

(i) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 7.05;

(j) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business and upon the foreclosure or other realization with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(k) Investments to the extent that payment for such Investments is made solely by the issuance of Equity Interests of Holdings to the seller of such Investments;

(l) Subsidiaries of a Borrower may be established or created if the applicable Borrower and such Subsidiary comply with the requirements of Section 6.11, if applicable; provided that, in each case, to the extent such new Subsidiary is created solely for the purpose of consummating a transaction pursuant to an acquisition permitted by this Section 7.02, and such new Subsidiary at no time holds any assets or liabilities other than any merger consideration contributed to it contemporaneously with the closing of such transactions, such new Subsidiary shall not be required to take the actions set forth in Section 6.11, as applicable, until the respective acquisition is consummated (at which time the surviving entity of the respective transaction shall be required to so comply in accordance with the provisions thereof);

(m) Investments in a Receivables Subsidiary or any Investment by a Receivables Subsidiary in any other Person, in each case, (i) in connection with a Qualified Receivables Transaction and (ii) constituting a Disposition permitted pursuant to Section 7.05(l);

(n) Swap Contracts to the extent permitted pursuant to Section 7.03(d);

(o) so long as no Default exists or would result therefrom, other Investments; provided that in no event shall the aggregate amount of Investments allowed pursuant to this Section 7.02(o) during the term of this Agreement (net of any returns of capital on such Investments) exceed the sum of (1) the greater of (x) $40,000,000 and (y) 1.50% of Consolidated Total Assets of Holdings plus (2) an additional amount, so long as the Consolidated Leverage Ratio of Holdings calculated as of the last day of the most recently ended fiscal quarter for which financial statements are available and as of the date of the making of the Investment after giving pro forma effect to such Investment as if it had occurred on the first day of the applicable Measurement Period would be less than or equal to 3.00:1.00 plus (3) any Net Equity Proceeds; and

(p) Investments in Tilibra or another Subsidiary organized under the laws of Brazil to the extent such Investments provide cash or Cash Equivalents that shall be secured by Liens incurred as permitted under Section 7.01(z); and

(q) Investments by Holdings or any other Loan Party constituting the Dutch CV Transactions.

Section 7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness under (i) the Loan Documents and (ii) the 2029 Notes (and any Permitted Refinancing of the 2029 Notes) in an aggregate principal amount not to exceed $575,000,000;

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(b) Indebtedness outstanding on the Third Restatement Date and listed on Schedule 7.03 and any Permitted Refinancing thereof; provided that any such Indebtedness (including any Permitted Refinancing thereof), to the extent owed by a Loan Party to a Subsidiary that is not a U.S. Loan Party, shall be subordinated to the payment of the Obligations in a manner satisfactory to the Administrative Agent;

(c) (i) Guarantees by any Subsidiary in respect of Indebtedness otherwise permitted hereunder of any U.S. Loan Party, (ii) Guarantees by any Borrower or any Guarantor in respect of Indebtedness otherwise permitted hereunder by Subsidiaries that are not U.S. Loan Parties to the extent such Guarantee constitutes an Investment permitted pursuant to Section 7.02(c)(vi) or Section 7.02(o), (iii) Guarantees by Holdings of lease obligations incurred by a Subsidiary organized under the laws of Canada in respect of annual rental payments not in excess of Cdn.$3,500,000; (iv) Guarantees by Holdings and its Subsidiaries in respect of Indebtedness permitted by paragraph (t) of this Section 7.03; and (v) Guarantees by Holdings or any Subsidiary of liabilities under any Pension Plan;

(d) obligations (contingent or otherwise) of any Borrower or any Guarantor existing or arising under any Swap Contract; provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person or by a Subsidiary of such Person, or changes in the value of securities issued by such Person or by a Subsidiary of such Person, and not for purposes of speculation and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party (other than pursuant to customary netting or set-off provisions);

(e) Indebtedness (i) of any Borrower or any Guarantor in respect of Capital Leases and purchase money obligations for fixed or capital assets or (ii) of any Person acquired in a Permitted Acquisition (so long as such Indebtedness (A) existed prior to the acquisition of such Person by the applicable Borrower or any Subsidiary, (B) is not created in contemplation of such acquisition and (C) is solely the obligation of such Person, and not of any Borrower or any other Subsidiary), which in the case of each of clauses (i) and (ii) may be secured by Liens under and within the applicable limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding pursuant to this paragraph (e) shall not exceed (i) during the Covenant Relief Period, $30,000,000 and (ii) at all other times, the greater of (x) $60,000,000 and (y) 2.00% of Consolidated Total Assets of Holdings;

(f) Indebtedness of any Borrower or any Subsidiary owing to any Borrower or any Subsidiary to the extent constituting an Investment permitted by Section 7.02(c) or 7.02(q); provided that the Collateral and Guaranty Requirements are satisfied to the extent applicable to such Indebtedness and that any such Indebtedness, to the extent owed by a Loan Party to a Subsidiary that is not a Loan Party, shall be subordinated to the payment of the Obligations in a manner satisfactory to the Administrative Agent;

(g) Indebtedness incurred by a Subsidiary that is not organized under the laws of any political subdivision of the United States (other than any Foreign Loan Party), which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this paragraph (g) and then outstanding, does not exceed (i) during the Covenant Relief Period, $50,000,000 and (ii) at all other times, the greater of (x) $100,000,000 and (y) 3.50% of Consolidated Total Assets of Holdings;

(h) unsecured Indebtedness of Holdings; provided that (i) Holdings shall be in compliance with the financial covenant set forth in Section 7.11(a) on a pro forma basis, (ii) the stated maturity of such Indebtedness is not less than ninety-one (91) days following the latest Maturity Date for the Term Loans and the Weighted Average Life to Maturity of such Indebtedness is not shorter than the remaining Weighted Average Life to Maturity of the Term Loans, and (iii) at the time of incurrence of such Indebtedness there

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shall be no Default and Holdings shall be in pro forma compliance giving effect to such incurrence with the covenants set forth in Section 7.11;

(i) other Indebtedness of Holdings and its Subsidiaries in an aggregate principal amount not to exceed (i) during the Covenant Relief Period, $30,000,000 and (ii) at all other times, the greater of (x) $60,000,000 and (y) 2.00% of Consolidated Total Assets of Holdings;

(j) except during the Covenant Relief Period, Indebtedness in respect of Receivables Program Obligations in an amount not to exceed the greater of (x) $60,000,000 and (y) 2.00% of Consolidated Total Assets of Holdings; provided that (i) Holdings is in compliance with the Consolidated Leverage Ratio set forth in Section 7.11(a) as of the last day of the most recently ended fiscal quarter for which financial statements are available and as of the date of the incurrence of such Indebtedness determined on a pro forma basis after giving effect to the incurrence of such Indebtedness and (ii) no Default or Event of Default shall have occurred and be continuing at the time such Indebtedness is incurred;

(k) Indebtedness of Holdings or any of its Subsidiaries consisting of obligations to pay insurance premiums or take-or-pay obligations contained in supply arrangements incurred in the ordinary course of business;

(l) Indebtedness consisting of obligations of Holdings or its Subsidiaries under deferred consideration or other similar arrangements (including earn-outs, indemnifications, incentive non-competes and other contingent obligations and agreements consisting of the adjustment of purchase price or similar adjustments) incurred by such Person in connection with any Permitted Acquisition or Disposition permitted by Section 7.05 or any other Investment permitted under Section 7.02; provided that the aggregate amount of all such Indebtedness of Subsidiaries that are not Loan Parties shall not exceed the greater of (x) $40,000,000 and (y) 1.50% of Consolidated Total Assets of Holdings in the aggregate at any time outstanding;

(m) Indebtedness incurred by Holdings or any of its Subsidiaries in respect of bank guarantees, warehouse receipts or similar instruments or obligations (other than letters of credit) issued or created in the ordinary course of business consistent with past practice, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance, or other Indebtedness with respect to reimbursement type obligations (other than obligations in respect of letters of credit) regarding workers compensation claims;

(n) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five (5) Business Days of receiving notice thereof;

(o) Indebtedness in respect of overdraft facilities, automatic clearinghouse arrangements, employee credit card programs and in respect of other business cash management arrangements in the ordinary course of business of the type included in the definition of “Cash Management Agreements”;

(p) Indebtedness representing deferred compensation to employees or directors of Holdings or any of its Subsidiaries incurred in the ordinary course of business;

(q) Indebtedness with respect to performance bonds, surety bonds, appeal bonds or customs bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of Holdings or any of its Subsidiaries or in connection with judgments that do not result in an Event of Default; provided that the aggregate outstanding amount of all such (x) performance bonds, surety bonds

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and customs bonds permitted by this paragraph (q) shall not at any time exceed $25,000,000 and (y) appeal bonds permitted by this paragraph (q) shall not at any time exceed $20,000,000;

(r) Indebtedness assumed in connection with Permitted Acquisitions so long as such Indebtedness is not incurred to finance or in contemplation of any such acquisition and the aggregate outstanding amount of any such Indebtedness so assumed does not exceed the greater of (x) $50,000,000 and (y) 1.50% of Consolidated Total Assets of Holdings;

(s) Indebtedness consisting of letters of credit, guarantees or other credit support provided in respect of trade payables of Holdings or any Subsidiary, in each case, issued for the benefit of any bank, financial institution or other Person that has acquired such trade payables pursuant to “supply chain” or other similar financing for vendors and suppliers of Holdings or any of its Subsidiaries, so long as (i) other than in the case of Specified Supply Chain Obligations, such Indebtedness is unsecured, (ii) the terms of such trade payables shall not have been extended in connection with the Permitted Supply Chain Financing and (iii) such Indebtedness represents amounts not in excess of those which Holdings or any of its Subsidiaries would otherwise have been obligated to pay to its vendor or supplier in respect of the applicable trade payables (“Permitted Supply Chain Financing”);

(t) Indebtedness incurred by Tilibra or other Subsidiary organized under the laws of Brazil in connection with the Specified Brazilian Tax Payment;

(u) Indebtedness consisting of guarantee obligations of Holdings pursuant to Section 14 of the Acquisition Agreement; and

(v) Indebtedness consisting of a guarantee by Holdings of any purchaser obligations arising from the Pioneer Acquisition.

Notwithstanding anything to contrary herein, no Subsidiary shall be permitted to guarantee the SpinCo Notes or the 2029 Notes unless such Subsidiary also guarantees the Obligations.

Section 7.04 Fundamental Changes. Merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Event of Default exists or would result therefrom:

(a) (i) any Domestic Subsidiary may merge with Holdings or any other U.S. Loan Party (so long as Holdings or such U.S. Loan Party, as the case may be, shall be the continuing or surviving Person (and, so long as in the case of any merger involving a Borrower, a Borrower is the surviving Person)); (ii) any Foreign Loan Party may merge or amalgamate with or into any other Foreign Loan Party of the same Group; (iii) any Foreign Subsidiary of Holdings (other than a Foreign Loan Party) may be merged or amalgamated with or into any Domestic Subsidiary or Foreign Subsidiary of Holdings (provided that in the case of any such merger or amalgamation involving a Loan Party, such Loan Party is the surviving Person and, in the case of any such merger or amalgamation involving a Domestic Subsidiary, such Domestic Subsidiary is the surviving Person); and (iv) any Subsidiary of Holdings that is not a Loan Party may merge into another Subsidiary of Holdings that is not a Loan Party; provided that, in the case of any of the foregoing clauses, if as a result thereof, Holdings owns, directly or indirectly, less of such Subsidiary’s equity interests than it did prior to the merger, such merger or amalgamation shall also constitute a Disposition subject to Section 7.05 (and must be permitted by any clause thereof other than Section 7.05(g)(A));

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(b) a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05 (other than Section 7.05(g)(A)) may be consummated;

(c) any Borrower or any Guarantor may effect any Permitted Acquisition; provided that (i) in any such transaction involving any Borrower, the relevant Borrower shall be the continuing or surviving Person and (ii) in any such transaction involving a Guarantor, the continuing or surviving Person shall be a Guarantor of the same Group as the relevant Guarantor; and

(d) (i) any Domestic Subsidiary of Holdings (other than a Loan Party) may Dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution or otherwise) to any wholly-owned Domestic Subsidiary of Holdings, (ii) any U.S. Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution or otherwise) to any other U.S. Loan Party, (iii) any Foreign Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution or otherwise) to any other Foreign Loan Party of the same Group and (iv) any Foreign Subsidiary of Holdings (other than a Foreign Loan Party) may Dispose of all or substantially all of its assets (upon voluntary liquidation, dissolution or otherwise) to any wholly-owned Foreign Subsidiary of Holdings or Domestic Subsidiary of Holdings.

Section 7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

(a) Dispositions of obsolete or worn out property, or property no longer used or usable in the business, whether now owned or hereafter acquired, in the ordinary course of business;

(b)

(b) Dispositions of inventory in the ordinary course of business;

(c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) a Responsible Officer of Holdings shall have delivered a certificate to the Administrative Agent prior to the date of such Disposition stating that Holdings or any Subsidiary of Holdings intends to reinvest the proceeds of such Disposition in replacement property of Holdings and its Subsidiaries within 365 days of receipt of such proceeds (provided that if, prior to the expiration of such 365 day period, Holdings, directly or through a Subsidiary, shall have entered into a binding agreement providing for such investment on or prior to the date that is 180 days after the expiration of such 365 day period, such 365 day period shall be extended to the date provided for such investment in such binding agreement); provided that if such investment is not made as contemplated by this clause (ii), then such Disposition shall not be deemed to have been made in accordance with this clause (ii);

(d) Dispositions of property by any Borrower of a Group to any Guarantor of the same Group, or by any Subsidiary of a Group to any Borrower or Guarantor of the same Group or by any Subsidiary that is not a Loan Party to any Subsidiary that is not a Loan Party; provided that if the transferor of such property is a Borrower or a Guarantor, the transferee thereof must either be a Borrower of the same Group or a Guarantor of the same Group.

(e) Dispositions of accounts receivable for purposes of collection;

(f) Dispositions of investment securities and Cash Equivalents in the ordinary course of business;

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(g) (A) Dispositions permitted by Section 7.04, (B) Dispositions that constitute Investments permitted by Section 7.02, and (C) Dispositions that constitute Restricted Payments permitted by Section 7.06;

(h) licensing or sublicensing of IP Rights in the ordinary course of business for fair market value and on customary terms; provided that the grant of any exclusive license shall not materially interfere with, or preclude, the exploitation by Holdings or any of its Subsidiaries of any IP Rights to the extent that such IP Rights continue to be used in the business;

(i) transfers of condemned property as a result of the exercise of “eminent domain” or other similar policies to the respective Governmental Authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise), and transfers of property that have been subject to a casualty to the respective insurer of such real property as part of an insurance settlement;

(j) Dispositions by Holdings and its Subsidiaries of property not otherwise permitted under this Section 7.05 (but in any event excluding Receivables Program Assets); provided that (i) at the time of such Disposition and after giving effect thereto, no Default shall exist or would result from such Disposition, (ii) the proceeds of all such Dispositions in the aggregate from the Second Amendment Closing Date are less than the greater of (x) $100,000,000 and (y) 3.50% of Consolidated Total Assets of Holdings, (iii) the consideration received for such property shall be in an amount at least equal to the fair market value thereof, (iv) no less than 75% of such consideration shall be paid in cash (provided that Dispositions in an aggregate amount not to exceed $30,000,000 shall be exempt from such minimum cash requirements) and (v) the Net Cash Proceeds thereof shall be applied as required by Section 2.05(b)(i); provided, however, that for the purposes of clause (iv), the following shall be deemed to be cash: (A) any liabilities (as shown on Holdings’ or the applicable Subsidiary’s most recent balance sheet provided hereunder or in the footnotes thereto) of Holdings or such Subsidiary (other than liabilities that are by their terms subordinated to the Obligations) that are assumed by the transferee with respect to the applicable Disposition and for which Holdings and all of its Subsidiaries shall have been validly released by all applicable creditors in writing and (B) any securities received by Holdings or the applicable Subsidiary from such transferee that are converted by Holdings or such Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition;

(k) Dispositions by Holdings and its Subsidiaries of property acquired in the Acquisition or after the Second Amendment Closing Date in Permitted Acquisitions; provided that (i) Holdings identifies any such assets to be divested in reasonable detail in writing to the Administrative Agent on or before the closing date of such Permitted Acquisition or, with respect to Dispositions of assets related to the Acquisition, Holdings uses commercially reasonable efforts to identify such assets in reasonable detail in writing to the Administrative Agent promptly after the consummation of such Disposition (which Disposition, for the avoidance of doubt, may occur after the consummation of the Acquisition), (ii) the fair market value of the assets to be divested in connection with any Permitted Acquisition or the Acquisition does not exceed an amount equal to 15% of the total cash and non-cash consideration for such Permitted Acquisition or the Acquisition, as applicable, and (iii) the Net Cash Proceeds thereof shall be applied as required by Section 2.05(b)(i); and

(l) Dispositions of Receivables Program Assets in connection with a Qualified Receivables Transaction; provided that (i) the consideration received by Holdings or any Subsidiary from a Receivables Subsidiary for such assets shall be in an amount at least equal to the fair market value thereof to be paid in cash (or an intercompany obligation of such Receivables Subsidiary (which obligation Holdings shall cause to be documented pursuant to an intercompany note pledged and delivered to the Administrative Agent in accordance with the Pledge Agreements), which obligation shall be paid in cash upon the collection of Receivables Program Assets disposed of pursuant to this Section 7.05(l)) (ii) the Net Cash Proceeds thereof

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shall be applied as required by Section 2.05(b)(i), (iii) the Seller’s Retained Interest and all proceeds thereof shall constitute Collateral (to the extent such interest is required to be Collateral hereunder) and all necessary steps to perfect a Lien in such Seller’s Retained Interest for the benefit of the Secured Parties have been taken by Holdings and its Subsidiaries and (iv) no Event of Default shall have occurred and be continuing at the time such Disposition is made.

Section 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(a) each Subsidiary may make Restricted Payments to the Borrowers, the Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b) each Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c) each Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests;

(d) so long as no Default shall have occurred and be continuing at the time of any action described in this paragraph (d) or would result therefrom, each Borrower may, without limiting the other provisions of this Section 7.06, (i) declare and make cash dividends to its stockholders and (ii) purchase, redeem or otherwise acquire for cash Equity Interests issued by it in an aggregate amount with respect to clauses (i) and (ii) not to exceed the sum of (1) the greater of $40,000,000 and 1.00% of Consolidated Total Assets of Holdings during any Fiscal Year plus (2) at any time except during the Covenant Relief Period, an additional amount, not to exceed $75,000,000 in the aggregate during any Fiscal Year so long as the Consolidated Leverage Ratio of Holdings calculated as of the last day of the most recently ended fiscal quarter for which financial statements are available and as of the date of the making of such dividend, purchase, redemption or acquisition after giving pro forma effect to such Restricted Payment as if it had occurred on such last day or such date (as applicable) would not be greater than ~~(A) 4.25:1.00 for the fiscal quarters ending December 31, 2022, March 31, 2023, June 30, 2023 and September 30, 2023 and (B)~~ 0.25:1.00 less than the ratio actually set forth in Section 7.11(a) for the periods thereafter (including after giving effect to any adjustment pursuant to the proviso contained in Section 7.11(a) to the extent applicable), plus (3) an additional amount so long as the Consolidated Leverage Ratio of Holdings calculated as of the last day of the most recently ended fiscal quarter for which financial statements are available and as of the date of the making of such dividend, purchase, redemption or acquisition after giving pro forma effect to such Restricted Payment as if it had occurred on such last day or such date (as applicable) would be less than or equal to 3.25:1.00 plus (4) any Net Equity Proceeds; provided that, in the case of each of clauses (i) and (ii) above, both before and after giving pro forma effect to any such dividend, purchase, redemption or acquisition as if such dividend had been paid or purchase, redemption or acquisition had occurred on the last day of the preceding fiscal quarter, Holdings is in compliance with the financial covenants set forth in Section 7.1; provided further that no Restricted Payments of the type described in clause (ii) above shall be permitted solely with respect to clause (1) above prior to July 1, 2021 (for purposes of clarity, amounts will continue to be permitted under clauses (2), (3) and (4) above prior to and after July 1, 2021);

(e) Holdings may pay regularly scheduled dividends on its Qualified Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of such Qualified Preferred Stock (but not in cash); provided that in lieu of issuing additional shares of such Qualified Preferred Stock as dividends, Holdings may increase the liquidation preference of the shares of Qualified Preferred Stock in respect of which such dividends have accrued;

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(f) Investments permitted pursuant to Section 7.02(c);

(g) non-cash repurchases of Equity Interests of Holdings deemed to occur (i) upon the non-cash exercise of stock options and warrants or similar equity incentive awards and (ii) in connection with the withholding of a portion of the Equity Interests granted or awarded to a director or an employee to pay for the taxes payable by such director or employee upon such grant or award or payment with respect thereto; and

(h) Holdings or any of its Subsidiaries may (i) pay cash in lieu of fractional shares in connection with any dividend, split or combination thereof or any Permitted Acquisition and (ii) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion.

Section 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by Holdings and its Subsidiaries on the Second Amendment Closing Date or any business reasonably related thereto.

Section 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of Holdings, whether or not in the ordinary course of business, other than on fair and reasonable terms no less favorable to Holdings or such Subsidiary than would be obtainable by Holdings or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to:

(a) transactions between or among Loan Parties of the same Group or between and among Subsidiaries that are not Loan Parties;

(b) Qualified Receivables Transactions otherwise permitted hereunder;

(c) the payment of reasonable fees, expenses and compensation (including equity compensation) to and insurance provided on behalf of current, former and future officers and directors of Holdings or any of its Subsidiaries and indemnification agreements entered into by Holdings or any of its Subsidiaries;

(d) employment and severance arrangements with current, former and future officers and employees and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business;

(e) transactions pursuant to agreements in existence on the Third Restatement Date and set forth on Schedule 7.08 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect;

(f) the issuance by Holdings of common stock and Qualified Preferred Stock; and

(g) any Investments made pursuant to Sections 7.02(c)(ii), 7.02(c)(iii), 7.02(c)(iv), 7.02(c)(v), 7.02(c)(vi)(C)(2) and 7.02(q).

Section 7.09 Restrictive Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to any Borrower or any Guarantor or to otherwise transfer property to any Borrower or any Guarantor, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrowers hereunder or (iii) of Holdings or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person to secure the Obligations; provided, however, that clauses (i) and (iii) shall not prohibit any negative pledge

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or similar provision, or restriction on transfer of property, incurred or provided in favor of any holder of Indebtedness permitted under Section 7.03(e) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person. Notwithstanding the foregoing, this Section 7.09 will not restrict or prohibit:

(a) restrictions imposed pursuant to an agreement that has been entered into in connection with a transaction permitted pursuant to Section 7.04 or Section 7.05 with respect to the property that is subject to that transaction;

(b) restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03 to the extent that such restrictions apply only to the property or assets securing such Indebtedness;

(c) provisions restricting subletting or assignment of Contractual Obligations; or

(d) restrictions set forth in the 2029 Notes Documents as in effect on the Seventh Amendment Closing Date or as amended, modified, refinanced, replaced, renewed or extended in a manner that is not more restrictive and is otherwise not prohibited hereunder.

Section 7.10 Use of Proceeds. (a) Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose, and (b) the proceeds of the Loans shall be solely for the purposes permitted by Section 6.10.

Section 7.11 Financial Covenants.

(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of Holdings (i) for the fiscal ~~quarter ending December 31, 2020 to be greater than 4.75:1.00, (ii) for the fiscal quarters ending March 31, 2021 and June 30, 2021 to be greater than 5.25:1.00, (iii) for the fiscal quarter ending September 30, 2021, to be greater than 4.75:1.00, (iv) for the fiscal quarters ending December 31, 2021, March 31, 2022 and June 30, 2022, to be greater than 4.25:1.00, (v) for the fiscal quarter ending September 30, 2022, to be greater than 4.00:1.00, (vi) for the fiscal quarter ending December 31, 2022, to be greater than 4.50:1.00, (vii) for the fiscal quarters ending March 31, 2023 and June 30, 2023, to be greater than 5.00:1.00, (viii) for the fiscal quarter ending September 30, 2023, to be greater than 4.75:1.00, (ix) for the fiscal quarter ending December 31, 2023, to be greater than 4.25:1.00, (x) for the fiscal~~ quarters ending March 31, 2024 and June 30, 2024, and (other than a fiscal quarter ending during the Covenant Relief Period) the last day of each first and second fiscal quarter thereafter to be greater than 4.50:1.00 ~~and~~, (~~xi~~ii) for the fiscal quarters ending September 30, 2024 and December 31, 2024, and (other than a fiscal quarter ending during the Covenant Relief Period) the last day of each third and fourth fiscal quarter thereafter, to be greater than 4.00:1.00, (iii) for the fiscal quarters ending September 30, 2025 and December 31, 2025, to be greater than 4.50:1.00, (iv) for the fiscal quarters ending March 31, 2026 and June 30, 2026, to be greater than 4.75:1.00, (v) for the fiscal quarters ending September 30, 2026 and December 31, 2026, to be greater than 4.25:1.00 (the “Maximum Consolidated Leverage Ratio”); provided that, ~~commencing with the~~for any fiscal quarter except a fiscal quarter ending ~~September 30, 2022~~during the Covenant Relief Period, following the consummation of a Material Acquisition and as of the end of the fiscal quarter in which such Material Acquisition occurred and as of the end of the three fiscal quarters thereafter, the level above shall be increased by 0.50:1.00, it being understood and agreed that the Acquisition is a Material Acquisition and therefore such increase shall be in effect as of the end of each of the first four fiscal quarters following the Third Restatement Date; provided that no more than one such increase shall be in effect at any time and provided further that notwithstanding the foregoing, in no event

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shall the Maximum Consolidated Leverage Ratio required to be tested for any fiscal quarter exceed 5.00:1.00.

(b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of Holdings to be less than 3.00 to 1.00.

Section 7.12 Amendments of Organization Documents. Amend any of its Organization Documents in a manner adverse to the Lenders.

Section 7.13 Accounting Changes. Make any change in its (a) accounting policies or reporting practices, except as required by GAAP or (b) Fiscal Year.

Section 7.14 Prepayments of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any subordinated, unsecured or junior secured Indebtedness, including the SpinCo Notes or the 2029 Notes (collectively, the “Junior Indebtedness”) (it being understood that payments of regularly scheduled interest and principal shall be permitted to the extent not prohibited by the subordination provisions applicable thereto), except (a) the refinancing thereof with the proceeds of any Permitted Refinancing permitted by Section 7.03, (b) the prepayment of Indebtedness of any Borrower or any Subsidiary owed to any Borrower or any Subsidiary to the extent not prohibited by the subordination provisions applicable thereto, and (c) so long as no Default has occurred and is continuing, prepayments, redemptions, purchases or other payments made to satisfy Junior Indebtedness (not in violation of any subordination terms in respect thereof) in an amount not to exceed the sum of (1) $160,000,000 per fiscal year of Holdings, so long as the Consolidated Leverage Ratio of Holdings calculated as of the last day of the most recently ended fiscal quarter for which financial statements are available and as of the date of the making of such prepayment, redemption, purchase or other payment after giving pro forma effect to such prepayment, redemption, repurchase or other payment as if it had occurred on such last day or such date (as applicable) would be less than or equal to 3.50:1.00 plus (2) an additional amount, so long as the Consolidated Leverage Ratio of Holdings calculated as of the last day of the most recently ended fiscal quarter for which financial statements are available and as of the date of the making of such prepayment, redemption, purchase or other payment after giving pro forma effect to such prepayment, redemption, repurchase or other payment as if it had occurred on such last day or such date (as applicable) would be less than or equal to 3.00:1.00 plus (3) any Net Equity Proceeds.

Section 7.15 Sale-Leaseback Transactions. Enter into any sale-leaseback transaction in which any Loan Party is the seller or the lessee unless the disposition of assets is permitted under Section 7.05 and the incurrence of indebtedness is permitted by Section 7.03.

Section 7.16 Amendments of Indebtedness. Amend, modify, or change in any manner any term or condition of any Indebtedness set forth in Schedule 7.03, any Junior Indebtedness, or any agreement with respect to Qualified Preferred Stock, in each case, in a manner adverse to the Lenders or that would effect a prepayment not otherwise permitted under Section 7.14.

Section 7.17 Limitation on Activities of Australian Borrower. In the case of Australian Borrower, notwithstanding anything to the contrary in this Agreement or in any other Loan Document:

(a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations or own any assets other than (i) its ownership of the Equity Interests of ACCO Australia Pty Ltd. and its Subsidiaries and activities incidental thereto, including activities required to consummate any reorganization of ACCO Australia Pty Ltd. and its Subsidiaries and provision of management services thereto, (ii) activities incidental to the maintenance of its existence and compliance with applicable laws and legal, tax and accounting matters related thereto and activities relating to its

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employees, (iii) activities relating to the performance of obligations under the Loan Documents, (iv) the making of Restricted Payments permitted to be made by Australian Borrower pursuant to Section 7.06 and (v) the receipt of Restricted Payments permitted to be made to Australian Borrower under Section 7.06; or

(b) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (i) the Obligations, (ii) obligations with respect to its Equity Interests and (iii) non-consensual obligations imposed by operation of law.

Section 7.18 Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions.

Section 7.19 Anti-Corruption Laws. Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other anti-corruption legislation in other jurisdictions.

Article 8
Events of Default and Remedies

Section 8.01 Events of Default. Each of the following shall constitute an Event of Default (each, an “Event of Default”):

(a) Non-Payment. Any Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or (ii) within three (3) Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five (5) days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b) Specific Covenants. Any Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, Section 6.03(a), Section 6.04 (with respect to any Borrower), Section 6.10, Section 6.11 or Article 7; or

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in paragraph (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for ten (10) days with respect to Section 6.02, Section 6.03 (other than clause (a) thereof) and Section 6.04 (other than with respect to any Borrower) and thirty (30) days with respect to any other such covenant or agreement; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading, in any material respect, when made or deemed made; or

(e) Cross-Default. (i) Any Loan Party or any of its Subsidiaries (other than an Immaterial Subsidiary) (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness under the Loan Documents and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B), fails to observe

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or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, in each case, after any applicable grace, cure or notice period, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined, or as such comparable term may be used and defined, in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Loan Party or any of its Subsidiaries is the Defaulting Party (as defined, or as such comparable term may be used and defined, in such Swap Contract) or (B) any Termination Event (as defined, or as such comparable term may be used and defined, in such Swap Contract) under such Swap Contract as to which any Loan Party or any of its Subsidiaries is an Affected Party (as defined, or as such comparable term may be used and defined, in such Swap Contract) and, in either event, the Swap Termination Value owed by Holdings or such Subsidiary as a result thereof is greater than the Threshold Amount; or

(f) Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries (other than an Immaterial Subsidiary) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, receiver-manager, trustee, custodian, conservator, monitor, liquidator, rehabilitator, administrator, Controller or similar officer for it or for all or any material part of its property; or any receiver, receiver-manager, trustee, custodian, conservator, monitor, liquidator, rehabilitator, administrator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any of its respective Subsidiaries (other than an Immaterial Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or

(h) Judgments. There is entered against any Loan Party or any of its Subsidiaries (other than an Immaterial Subsidiary) (i) one or more final judgments or orders (other than any judgment or order related to the Specified Brazilian Tax Payments) for the payment of money in an aggregate amount (as to all such judgments or orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) and the same shall remain unpaid or undischarged, or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of sixty (60) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, (ii) any Borrower or any ERISA Affiliate fails to pay when due, after the expiration of

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any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount or (iii) a Foreign Pension Plan Event occurs with respect to a Foreign Pension Plan which has resulted or could reasonably be expected to result in liability of any Loan Party in excess of the Threshold Amount; or

(j) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect in any material respect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or

(k) Change of Control. There occurs any Change of Control; or

(l) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Article 4 or Section 6.11 shall for any reason (other than pursuant to the terms hereof) cease to create a valid and perfected first priority Lien (subject as to priority to Permitted Liens (other than with respect to Equity Interests pledged under any Pledge Agreement)) on the Collateral purported to be covered thereby; or

(m) Governmental Action. Any Governmental Authority shall have condemned, nationalized, seized, or otherwise expropriated all or substantially all of the property, shares of capital stock or other assets of any Foreign Loan Party or any of its Subsidiaries, or shall have assumed custody or control of such property or other assets or of the business or operations of any Foreign Loan Party or any of its Subsidiaries, or shall have taken any action for the dissolution or disestablishment of any Foreign Loan Party or any of its Subsidiaries or any action that would prevent any Foreign Loan Party, any of its Subsidiaries or any of their respective officers from carrying on the business of such Foreign Loan Party or such Subsidiary or a substantial part thereof; provided, however, if any of the foregoing has occurred with respect to Tilibra or any other Subsidiary organized under the laws of Brazil as a result of the Specified Brazilian Tax Payment, then no Event of Default shall be deemed to have occurred unless Tilibra or any other Subsidiary organized under the laws of Brazil has become a Borrower under this Agreement.

Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders (or, in the case of clause (a), (b) or (d) below, the Required Revolving Credit Lenders), take any or all of the following actions:

(a) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments shall be terminated;

(b) declare any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such obligation shall be terminated;

(c) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower;

(d) require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to 105% of the then Outstanding Amount thereof); and

(e) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents or at law or in equity;

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provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower or any Guarantor under any Debtor Relief Law of the United States or any other jurisdiction designated by the Administrative Agent in the Borrower Joinder Agreement pursuant to which a Subsidiary is added as a Borrower in accordance with Section 1.09, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

Section 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.15, Section 2.16 and Section 2.17, be applied by the Administrative Agent in the order specified in Article V of the U.S. Obligations Guaranty or Article V of the Foreign Obligations Guaranty, as applicable.

Article 9
Administrative Agent

Section 9.01 Appointment and Authority.

(a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes of the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and no Borrower shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) Bank of America shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Cash Management Bank, potential Hedge Bank and potential Supply Chain Finance Bank) and the L/C Issuer hereby irrevocably appoints and authorizes Bank of America to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, Bank of America, as “collateral agent”, and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article 9 and Article 11 (including Section 11.04(c) as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto; provided that to the extent the L/C Issuer is entitled to indemnification under this Section 9.01 solely in connection with its role as the L/C Issuer, only the Revolving Credit Lenders shall be required to indemnify the L/C Issuer in accordance with this Section 9.01.

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Section 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its capacity as a Lender. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 9.03 Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agents:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except (in the case of the Administrative Agent) discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until it shall have received written notice from a Lender, the L/C Issuer or any Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default”.

No Agent or any of its Related Parties shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral or (vi) the satisfaction of any condition set forth in Article 4 or elsewhere herein, other than, in the case of the Administrative Agent, to confirm receipt of items expressly required to be delivered to the Administrative Agent.

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Section 9.04 Reliance. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and it shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article 9 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. No Administrative Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 9.06 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and Holdings. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with Holdings (provided that Holdings shall have no right of consultation if a Default then exists), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the L/C Issuer appoint a successor to the retiring Administrative Agent meeting the qualifications set forth above; provided that if the retiring Administrative Agent shall notify Holdings and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the retiring Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the retiring Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.06. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring (or retired) Administrative Agent shall be discharged from all of its duties and obligations

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hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by any Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the applicable Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article 9 and Section 11.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by an entity serving as the Administrative Agent pursuant to this Section 9.06 shall also constitute its resignation as the L/C Issuer and Swing Line Lender, if applicable. Upon the acceptance of a successor’s appointment as the Administrative Agent, as the case may be, hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, if applicable, (ii) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents and (iii) the successor L/C Issuer shall issue Letters of Credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

Section 9.07 Non-Reliance on Administrative Agent, the Arrangers and the Other Lenders. Each Lender and the L/C Issuer hereby expressly acknowledges that none of the Administrative Agent nor any Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or an Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Arranger to any Lender or the L/C Issuer as to any matter, including whether the Administrative Agent or an Arranger has disclosed material information in their (or their Related Parties’) possession. Each Lender and the L/C Issuer represents to the Administrative Agent and each Arranger that it has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations, as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and the L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

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Section 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers or the Agents shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

Section 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relating to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated), by intervention in such proceeding or otherwise

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), Section 2.09 and Section 11.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, administrator, Controller, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel and any other amounts due the Administrative Agent under Sections 2.09 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding.

Section 9.10 Collateral and Guaranty Matters.

(a) Each Lender (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank and potential Supply Chain Finance Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion:

(i) to release any Lien to the extent securing the Obligations on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the Discharge of Obligations, (ii) that is sold as part of or in connection with any sale permitted hereunder or that constitutes a disposition of Receivables Program Assets permitted pursuant to Section 7.05(l) or (iii) if approved, authorized or ratified in writing in accordance with Section 11.01;

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(ii) to release any Guarantor from its Guarantee of the Obligations under any Loan Document (i) upon the Discharge of Obligations or (ii) if approved, authorized or ratified in writing in accordance with Section 11.01;

(iii) to release any Guarantor from its Guarantee of the Obligations under any Loan Document if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder (unless such Person continues to guarantee the SpinCo Notes or the 2029 Notes); and

(iv) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document, to the extent securing the Obligations, to the holder of any Lien on such property that is permitted by Section 7.01(i).

(b) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of Collateral, or to release any Guarantor from its Guarantee of the Obligations under the Loan Documents pursuant to this Section 9.10. In each case, as specified in this Section 9.10, the Administrative Agent will, at the Borrowers’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the Lien granted under the Loan Documents or to subordinate its interest in such item, or to release such Guarantor from its Guarantee of the Obligations under the Loan Documents, in each case, in accordance with the terms of the Loan Documents and this Section 9.10.

(c) At any time that a Loan Party desires that the Administrative Agent take any action to acknowledge or give effect to any release of Collateral pursuant to this Section 9.10, such Loan Party shall deliver to the Administrative Agent at least ten (10) Business Days (or such shorter period as the Administrative Agent may agree) prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a proposed form of release for execution by the Administrative Agent and a certificate signed by a principal executive officer of such Loan Party stating that the transaction is in compliance with the Loan Documents and as to such other matters as the Administrative Agent may reasonably request. At any time that Holdings or a Loan Party desires that a Subsidiary of Holdings which has been released from the Foreign Obligations Guaranty or the U.S. Obligations Guaranty be released as provided in this Section 9.10, it shall deliver to the Administrative Agent a certificate signed by a principal executive officer of Holdings and the respective Loan Party stating that the release of the respective Loan Party (and its Collateral) is permitted pursuant to this Section 9.10.

(d) The Administrative Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Collateral by it in accordance with (or which the Administrative Agent in good faith believes to be in accordance with) this Section 9.10.

Section 9.11 Secured Cash Management Agreements, Secured Hedge Agreements and Specified Supply Chain Agreements. No Cash Management Bank, Hedge Bank or Supply Chain Finance Bank that obtains the benefits of the Collateral Documents or any Collateral by virtue of the provisions hereof or of any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article 9 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements and Specified Supply Chain Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting

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documentation as the Administrative Agent may request, from the applicable Cash Management Bank, Hedge Bank or Supply Chain Finance Bank, as the case may be. Any such Lender (or Affiliate thereof) and the applicable Loan Party party to any such agreement each agrees to provide the Administrative Agent with the calculations of all such Obligations, if any, at such times as the Administrative Agent shall reasonably request. At any time an Event of Default has occurred and is continuing, each such Lender (or Affiliate thereof) agrees, at the request of the Administrative Agent, to promptly (and in any event within three (3) Business Days after the occurrence of such request) provide the Administrative Agent with a statement certifying the Other U.S. Collateral Amount and the Other Foreign Collateral Amount of such Lender (or Affiliate thereof) and to update such certification from time to time during the continuance of such Event of Default as reasonably requested by the Administrative Agent. By accepting the benefits of this Agreement and each other Loan Document, each Secured Party shall be deemed to have appointed the Administrative Agent as its agent and to have agreed to be bound by the Loan Documents as a Secured Party. By accepting the benefits of this Agreement and each other Loan Document, each Secured Party expressly acknowledges and agrees that this Agreement and each other Loan Document may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Secured Parties and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Secured Parties upon the terms of this Agreement and the other Loan Documents.

Section 9.12 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger, each Co-Documentation Agent, each Syndication Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of

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subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers, the Co-Documentation Agents, the Syndication Agents and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that none of the Administrative Agent, the Arrangers, the Co-Documentation Agents, the Syndication Agents or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).

Section 9.13 Recovery of Erroneous Payments.

Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or any L/C Issuer (the “Credit Party”), whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.

Article 10
Debt Allocation Mechanism

Section 10.01 Implementation of DAM.

(a) On the DAM Exchange Date, (i) the Commitments shall automatically and without further act be terminated as provided in Article 8, (ii) the Lenders shall automatically and without further action (and without regard to the provisions of Section 11.06) be deemed to have exchanged interests in their respective Term Loans, Revolving Credit Loans and Incremental Revolving Loans, such that in lieu of the interest of each Lender in each Term Loan, Revolving Credit Loan and Incremental Revolving Loan which it shall hold as of such date (including such Lender’s interest in the Obligations of each Loan Party in respect of each such Term Loan, Revolving Credit Loan or Incremental Revolving Loan, as applicable), such Lender shall hold an interest in every one of the Term Loans, Revolving Credit Loans and Incremental Revolving Loans, including the Obligations of each Loan Party in respect of each such Term Loan,

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Revolving Credit Loan and Incremental Revolving Loan, whether or not such Lender shall previously have held any interest therein, equal to such Lender’s DAM Percentage thereof and (iii) simultaneously with the deemed exchange of interests pursuant to clause (ii) above, in the case of any DAM Dollar Lender that has prior to the date thereof notified the Administrative Agent and Holdings in writing that it has elected to have this clause (iii) apply to it, the interests in the Term Loans, Revolving Credit Loans or Incremental Revolving Loans to be received by such DAM Dollar Lender in such deemed exchange shall, automatically and with no further action required, be converted into U.S. Dollars, determined using the Spot Rate calculated as of such date, of such amount and on and after such date all amounts accruing and owed to such DAM Dollar Lender in respect of such Obligations shall accrue and be payable in U.S. Dollars at the rate otherwise applicable hereunder; provided that such DAM Exchange will not affect the aggregate amount of the Obligations of any Borrower to any Lender under the Loan Documents. Each Lender hereby consents and agrees to the DAM Exchange and agrees that the DAM Exchange shall be binding upon its successors and assigns and any Person that acquires a participation in its interests in any Term Loan, Revolving Credit Loan or Incremental Revolving Loan. Each Lender agrees to surrender any promissory notes originally received by it in connection with its Term Loans, Revolving Credit Loans or Incremental Revolving Loans, as applicable, to the Administrative Agent against delivery of new promissory notes evidencing its interests in the Revolving Credit Loans, Term A Loans and Term B Loans after giving effect to the DAM Exchange.

(b) As a result of the DAM Exchange, upon and after the DAM Exchange Date, each payment received by the Administrative Agent pursuant to any Loan Document in respect of the Obligations of the Borrowers with respect to the Term Loans, Revolving Credit Loans and Incremental Revolving Loans, and each distribution made by the Administrative Agent pursuant to any Collateral Document in respect of such Obligations, shall be distributed in accordance with Article V of the U.S. Obligations Guaranty (after giving effect to the DAM Exchange). Any direct payment received by any such Lender upon or after the DAM Exchange Date, including by way of set-off, in respect of such Obligations shall be paid over to the Administrative Agent for distribution to the Lenders in accordance herewith.

Section 10.02 Letters of Credit.

(a) In the event that on the DAM Exchange Date any Letter of Credit shall be outstanding and undrawn in whole or in part or there are any Unreimbursed Amounts, each Revolving Credit Lender shall, before giving effect to the DAM Exchange, promptly pay over to the Administrative Agent, in immediately available funds and in the currencies in which Letters of Credit are denominated, an amount equal to such Lender’s Applicable Percentage of the Revolving Credit Facility (as notified to such Lender by the Administrative Agent), of such Letter of Credit’s undrawn face amount or (to the extent it has not already done so) such Letter of Credit’s Unreimbursed Amount (less any Cash Collateral held by the issuer of such Letter of Credit in respect thereof), as the case may be, together with interest thereon from the DAM Exchange Date to the date on which such amount shall be paid to the Administrative Agent at the rate that would be applicable at the time to a Revolving Credit Loan that is a Base Rate Loan in a principal amount equal to such amount, as the case may be. The Administrative Agent shall establish a separate account or accounts for each Revolving Credit Lender (each, an “L/C Reserve Account”) for the amounts received with respect to each such Letter of Credit pursuant to the preceding sentence. The Administrative Agent shall deposit in each Revolving Credit Lender’s L/C Reserve Account the amount received from such Revolving Credit Lender as provided above. The Administrative Agent shall have sole dominion and control over each L/C Reserve Account, and the amounts deposited in each L/C Reserve Account shall be held in such L/C Reserve Account until withdrawn as provided in paragraph (b), (c), (d) or (e) below. The Administrative Agent shall maintain records enabling it to determine the amounts paid over to it and deposited in the L/C Reserve Accounts in respect of each Letter of Credit and the amounts on deposit in respect of each Letter of Credit attributable to each Revolving Credit Lender’s Applicable Percentage of the Revolving Credit Facility. The amounts held in each Revolving Credit Lender’s L/C Reserve Account

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shall be held as a reserve against the outstanding Letter of Credit Obligations, shall be the property of such Revolving Credit Lender, shall not constitute Loans to or give rise to any claim of or against any Loan Party and shall not give rise to any obligation on the part of the Borrowers to pay interest to such Revolving Credit Lender, it being agreed that the reimbursement obligations in respect of Letters of Credit shall arise only at such times as drawings are made thereunder, as provided in Section 2.03.

(b) In the event that after the DAM Exchange Date any drawing shall be made in respect of a Letter of Credit, the Administrative Agent shall, at the request of the L/C Issuer, withdraw from the L/C Reserve Account of each Revolving Credit Lender any amounts, up to the amount of such Revolving Credit Lender’s Applicable Percentage of such drawing, deposited in respect of such Letter of Credit and remaining on deposit and deliver such amounts to such L/C Issuer in satisfaction of the reimbursement obligations of the Revolving Credit Lenders under Section 2.03 (but not of the Borrowers). In the event any Revolving Credit Lender shall default on its obligation to pay over any amount to the Administrative Agent in respect of any Letter of Credit as provided in this Section 10.02, such L/C Issuer shall, in the event of a drawing thereunder, have a claim against such Revolving Credit Lender to the same extent as if such Revolving Credit Lender had defaulted on its obligations under Section 2.03(c), but shall have no claim against any other Lender in respect of such defaulted amount, notwithstanding the exchange of interests in the reimbursement obligations pursuant to Section 10.01. Each other Revolving Credit Lender shall have a claim against such defaulting Revolving Credit Lender for any damages sustained by it as a result of such default, including, in the event such Letter of Credit shall expire undrawn, its Applicable Percentage of the defaulted amount.

(c) In the event that after the DAM Exchange Date any Letter of Credit shall expire undrawn, the Administrative Agent shall withdraw from the L/C Reserve Account of each Revolving Credit Lender the amount remaining on deposit therein in respect of such Letter of Credit and distribute such amount to such Revolving Credit Lender.

(d) With the prior written approval of the Administrative Agent and the L/C Issuer, any Revolving Credit Lender may withdraw the amount held in its L/C Reserve Account in respect of the undrawn amount of any Letter of Credit. Any Revolving Credit Lender making such a withdrawal shall be unconditionally obligated, in the event there shall subsequently be a drawing under such Letter of Credit, to pay over to Administrative Agent, for the account of such L/C Issuer on demand, its Applicable Percentage of such drawing.

(e) Pending the withdrawal by any Revolving Credit Lender of any amounts from its L/C Reserve Account as contemplated by the above paragraphs, the Administrative Agent will, at the direction of such Revolving Credit Lender and subject to such rules as the Administrative Agent may prescribe for the avoidance of inconvenience, invest such amounts in Cash Equivalents. Each Revolving Credit Lender that has not withdrawn the amounts in its L/C Reserve Account as provided in paragraph (d) above shall have the right, at intervals reasonably specified by the Administrative Agent, to withdraw the earnings on investments so made by the Administrative Agent with amounts in its L/C Reserve Account and to retain such earnings for its own account.

Section 10.03 Net Payments Upon Implementation of DAM Exchange. Notwithstanding any other provision of this Agreement, if, as a direct result of the implementation of the DAM Exchange any Taxes are required by law to be deducted or withheld (other than a Tax on the overall net income or franchise Taxes (in lieu of a Tax on overall net income)) from amounts payable to the Administrative Agent, any Lender or any Participant with respect to the Revolving Credit Facility, the Term A Facility or any Incremental Facility under the Loan Documents or if the Administrative Agent or any Lender is otherwise required to pay any such Taxes, (i) the amounts so payable to the Administrative Agent, such Lender or such Participant shall be increased to the extent necessary to yield to the Administrative Agent, such Lender

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or such Participant (after payment of all such Taxes) interest or any such other amounts payable under the Loan Documents at the rates or in the amounts specified in this Agreement and (ii) within thirty (30) days after paying any sum from which any deduction or withholding is required by law, and within thirty (30) days after the due date of payment of any Tax that is required to be paid with respect to such deduction or withholding, the applicable Borrower shall deliver or cause to be delivered to the Administrative Agent evidence reasonably satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; provided, however, that the Borrowers shall not be required to increase any such amounts payable to such Lender or Participant under this Section 10.03 (but, rather, shall be required to increase any such amounts payable to such Lender or Participant to the extent required by Section 3.01) if such Lender or Participant was prior to or on the DAM Exchange Date already a Lender or Participant with respect to such Borrower. To the extent that pursuant to the DAM Exchange, a Lender (or a Participant under the Revolving Credit Facility, the Term A Facility or any Incremental Facility, as applicable) becomes a Foreign Lender with respect to a particular Borrower and such Foreign Lender, in its good faith judgment, is eligible for an exemption from, or reduced rate of, withholding Taxes on payments made on such Loan interest received pursuant to the DAM Exchange, such Foreign Lender shall establish an exemption or reduction from such withholding Taxes as soon as practicable unless establishing such an exemption or reduction would be materially onerous for such Lender. To the extent a Borrower is obligated to make payments to a Lender (or a Participant under the Revolving Credit Facility, the Term A Facility or any Incremental Facility, as applicable) that is a Foreign Lender as a result of the DAM Exchange, such Borrower shall not be required to increase any amounts payable under this Section 10.03 to such Foreign Lender or to indemnify such Foreign Lender to the extent of any withholding tax resulting from the failure by such Foreign Lender to establish an exemption or reduction from such withholding Taxes when such Foreign Lender was able to do so unless establishing such an exemption or reduction would be materially onerous for such Lender. If any Borrower fails to pay or cause to be paid any such Taxes that are required by law to be paid with respect to such deduction or withholding when due to the appropriate taxing authority or fails to remit or cause to be remitted to the Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Agents, the Revolving Credit Lenders, the Term A Lenders and the Participants under the Revolving Credit Facility, the Term A Facility or any Incremental Facility, as applicable, for any incremental Taxes, interest, costs or penalties that may become payable by the Agents, such Lenders or such Participants as a result of any such failure, provided that such Agent, Lender or Participant was not excluded from receiving an increased amount pursuant to the immediately preceding sentence. This Section 10.03 shall not have any impact on the application of Section 3.01 to any payments to the extent Section 3.01 otherwise applies to such payments.

Article 11
Miscellaneous

Section 11.01 Amendments, Etc. (viii) Except as provided in Sections 3.03(b) and 11.01(b) and, with respect to any Loan Document other than this Agreement, except as expressly provided in such Loan Document, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and Holdings or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent (or signed by the Administrative Agent on behalf of and with the written consent of the Required Lenders), and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(i) waive any condition set forth in Section 4.03 as to any Credit Extension under Revolving Credit Facility or the Term A Facility without the written consent of the Required Revolving Credit Lenders or the Required Term A Lenders, as applicable;

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(ii) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 2.06 or Section 8.02) without the written consent of such Lender;

(iii) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments pursuant to Section 2.05(b)) of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of any Facility hereunder or under any other Loan Document without the written consent of each Appropriate Lender directly affected thereby;

(iv) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of any Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder;

(v) change (A) the definition of “Applicable Percentage”, Section 8.03 of this Agreement, Article V of the U.S. Obligations Guaranty or Article V of the Foreign Obligations Guaranty, in each case, in a manner that would alter the pro rata sharing of payments required thereby or the other provisions of this Agreement in respect of the pro rata application of payments or offers hereunder under Section 2.12 or Section 2.13 without the written consent of each adversely affected Lender or (B) the order of application or pro rata nature of application of any reduction in the Commitments or any prepayment of Loans within or among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(a), Section 2.05(b), Section 2.06(c) or any other provision of Section 2.05(a) or Section 2.05(b) (or the defined terms used in such sections solely to the extent of their use therein) in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (i) if such Facility is the Term A Facility, the Required Term A Lenders, (ii) if such facility is a Term B Facility, the Required Term B Lenders, (iii) if such Facility is an Incremental Term Loan Facility not made part of the or the Term A Facility or a Term B Facility, as applicable, the applicable Required Incremental Term Loan Lenders of such Series and (iv) if such Facility is the Revolving Credit Facility, the Required Revolving Credit Lenders;

(vi) change (i) any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 11.01(a)(vi)), without the written consent of each Lender or (ii) the definition of applicable “Required Incremental Term Loan Lenders”, “Required Revolving Credit Lenders”, “Required Term A Lenders” or “Required Term B Lenders” without the written consent of each Lender under the applicable Facility;

(vii) release all or substantially all of the value of the Guarantees of the Obligations in any transaction or series of transactions without the written consent of each Lender, except to the extent the release of any Guarantor is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone);

(viii) release all or substantially all of the Collateral in any transaction or series of related transactions without the written consent of each Lender, except to the extent the release of any

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Collateral is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone);

(ix) impose any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder without the written consent of (i) if such Facility is the Term A Facility, the Required Term A Lenders, (ii) if such Facility is a Term B Facility, the Required Term B Lenders, (iii) if such Facility is an Incremental Term Loan Facility that is not made part of the Term A Facility or a Term B Facility, as applicable, the Required Incremental Term Loan Lenders of such Series, and (iii) if such Facility is the Revolving Credit Facility, the Required Revolving Credit Lenders;

(x) amend Section 1.08 or the definition of “Alternative Currency” without the written consent of each Revolving Credit Lender and the L/C Issuer;

(xi) amend Section 1.09 without the written consent of each Appropriate Lender directly affected thereby;

(xii) amend (a) the definition of “Revolving Credit Borrowers” without the written consent of each Revolving Credit Lender or (b) the definition of “Term A Borrowers” without the written consent of each Term A Lender; ~~and~~

(xiii) amend any provision of Section 8.02 that would have the effect of changing the percentage of Required Lenders or Required Revolving Credit Lenders required to take any or all of the actions specified in Section 8.02; and

(xiv) amend Article V of the U.S. Obligations Guaranty or Article V of the Foreign Obligations Guaranty, as applicable, in a manner that would by its terms alter the pro rata sharing of payments required thereby or the relative priorities of such payments, without the written consent of each Lender;

and, provided, further, that (A) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document, in each case, relating to any Letter of Credit issued or to be issued by it; (B) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; and (C) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document.

(b) Notwithstanding anything in Section 11.01(a) to the contrary, amendments to this Agreement or any other Loan Document made pursuant to Section 1.08(a), Section 1.09 and Section 2.14 shall be effective with the written consent of Holdings and the Administrative Agent as provided herein, without the necessity of consent of any other Loan Party or Lender (but in the case of amendments made pursuant to Section 1.09, subject to the approval of the Lenders to the addition of a Borrower); provided that no such amendment shall, unless in writing and signed by the L/C Issuer, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document, in each case, relating to any Letter of Credit issued or to be issued by it.

(c) Notwithstanding anything in Section 11.01(a) to the contrary, this Agreement, including this Section 11.01, may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (i) to add one or more additional credit facilities to

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this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement (including the rights of the lenders under additional term facilities to share ratably with the Term A Facilities and any Term B Facilities in prepayments pursuant to Section 2.05) and the other Loan Documents with the Term Loans and Revolving Credit Commitments and the accrued interest and fees in respect thereof and (ii) to include, appropriately, the Lenders holding such credit facilities in any determination of the Required Lenders.

(d) Notwithstanding anything in Section 11.01(a) to the contrary, this Agreement may be amended with the written consent of the Administrative Agent, the Borrowers and the lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term A Loans or all outstanding Term B Loans (“Refinanced Term Loans”) with a replacement term loan tranche hereunder (the “Replacement Term Loans”); provided that (i) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (ii) the Applicable Rate for such Replacement Term Loans shall not be higher than the Applicable Rate for such Refinanced Term Loans, (iii) the Weighted Average Life to Maturity of such Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Term Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the Refinanced Term Loans) and (iv) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the latest final maturity of the Loans in effect immediately prior to such refinancing.

(e) Notwithstanding anything in Section 11.01(a) to the contrary, if, following the Third Restatement Date, the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrowers shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to this Agreement or any other Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof, it being understood that posting such amendment electronically on the Platform with notice of such posting by the Administrative Agent to the Required Lenders shall be deemed adequate notice of such amendment.

Section 11.02 Notices; Effectiveness; Electronic Communication.

(a) Notices Generally. Except as provided in subsection (b) below, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

(i) if to any Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, facsimile number, or electronic mail address specified for such Person on Schedule 11.02; and

(ii) if to any other Lender, to the address, facsimile number, or electronic mail address specified in its Administrative Questionnaire.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic

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communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article 2 if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment) (provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient) and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. Each Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address or facsimile for notices and other communications hereunder by notice to the other parties hereto. Each Lender may change its address or facsimile for notices and other communications hereunder by notice to Holdings, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its

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delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to any Borrower or its securities for purposes of United States federal or state securities laws.

(e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of any Borrower. All telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

Section 11.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer and, in respect of the Collateral Documents, any other Secured Party; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) each of the L/C Issuer and the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender, upon notice to the Administrative Agent, from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13) or (d) any Secured Party from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law unless the Administrative Agent has already done so or has stated that it will do so; provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c), and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

Section 11.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. The Borrowers hereby jointly and severally agree to pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of one counsel for the Agents and Arrangers taken as a whole and, solely in the case of a conflict of interest, one additional counsel to all affected persons

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taken as a whole (and, if reasonably necessary, of one local counsel in any relevant jurisdiction and of one special counsel to all such persons, taken as a whole, and, solely in the case of a conflict of interest, one additional local and special counsel to all affected persons, taken as a whole)), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the reasonable and documented fees, charges and disbursements of one counsel for the Agents, the Arrangers, the Lenders and the L/C Issuer and, solely in the case of a conflict of interest, one additional counsel to all affected persons taken as a whole (and, if reasonably necessary, of one local counsel in any relevant jurisdiction and of one special counsel to all such persons, taken as a whole, and, solely in the case of a conflict of interest, one additional local and special counsel to all affected persons, taken as a whole)), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.04 or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) Indemnification by the Borrowers. Each Loan Party shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the Original Closing Date Transaction, the consummation of the Restatement Date Transactions, the consummation of the Third Restatement Date Transactions, the consummation of the Second Amendment Closing Date Transactions and the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials in, on, through, under or from any property currently or formerly owned, leased or operated by any Borrower or any of its Subsidiaries, or any Environmental Claim or Environmental Liability related in any way to any of the Loan Parties or any of their respective Subsidiaries or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a Lender, a third party or by any Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto (collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

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(c) Reimbursement by Lenders. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section 11.04 to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity; provided that in respect of the proviso in subsection (b) above, it is understood and agreed that any action taken by the Administrative Agent (and any sub-agent thereof) and/or any of its Related Parties in accordance with the directions of the Required Lenders or any other appropriate group of Lenders pursuant to Section 11.01 shall not be deemed to constitute gross negligence or willful misconduct for purposes of such proviso. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments. All amounts due under this Section 11.04 shall be payable not later than ten (10) Business Days after demand therefor.

(f) Survival. The agreements in this Section 11.04 shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

(g) The foregoing provisions of this Section 11.04 shall be subject to the provisions of Section 2.17.

Section 11.05 Payments Set Aside. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver, administrator, Controller or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable

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share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 11.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and any such assignment without such consent shall be null and void and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section 11.06, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 11.06 or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section 11.06 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 11.06 and, to the extent expressly contemplated hereby, the Indemnitees and the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it and in each case together with a proportional interest under the Swedish Pledge Agreement (and any other Collateral Document governed by Swedish law)); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and the Loans at the time owing to it under such Facility, no minimum amount need be assigned; and

(B) in any case not described in Section 11.06(b)(i)(A), and other than with respect to an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, or $1,000,000, in the case of any assignment in respect of the Term A Facility, a Term B Facility or any Incremental Term Loan Facility unless the Administrative Agent and, so long as no Event of Default has occurred and is continuing, Holdings otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group)

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will be treated as a single assignment for purposes of determining whether such minimum amount has been met.

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this paragraph (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 11.06(b)(i)(B) and, in addition:

(A) the consent of Holdings (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment, (2) such assignment is to a Lender (other than a Defaulting Lender), an Affiliate of a Lender (other than a Defaulting Lender) or an Approved Fund (other than an Approved Fund managed by a Defaulting Lender or Affiliate of a Defaulting Lender) or (3) such assignment is by an Arranger in connection with the initial syndication of the Facilities hereunder; provided that Holdings shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any Term A Commitment, Term B Commitment or Revolving Credit Commitment if such assignment is to a Person that is not a Lender (other than a Defaulting Lender) with a Commitment in respect of the applicable Facility, an Affiliate of such Lender (other than a Defaulting Lender) or an Approved Fund (other than an Approved Fund managed by a Defaulting Lender or Affiliate of a Defaulting Lender) with respect to such Lender (other than a Defaulting Lender) or (2) any Term A Loan or any Term B Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and

(C) the consents of the L/C Issuer and the Swing Line Lender (such consents not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that (a) the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment and (b) only one such fee shall be payable in the event of contemporaneous assignments to an Assignee Group by a Lender or by an Assignee Group to a Lender. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made (A) to Holdings or any of Holdings’ Affiliates or Subsidiaries, except as provided below in paragraph (vii), (B) to a Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B) or (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of a natural Person).

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(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

(vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of Holdings and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 11.06, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.03 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section 11.06.

(c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing by each Borrower to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by Holdings and any Lender (with respect to such Lender’s entry) at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural

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Person, a Defaulting Lender or Holdings or any of Holdings’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. Subject to subsection (e) of this Section 11.06, each Loan Party agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.03 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 11.06. To the extent permitted by law, each Participant shall also be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers (such agency being solely for tax purposes), maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) and Proposed Section 1.163-5(b) of the United States Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Holdings’ prior written consent or except to the extent such entitlement to receive a greater payment results from a change in law that occurs after the Participant acquired the applicable participation. A Participant that would be a Foreign Lender if it were a Lender shall be entitled to the benefits of Section 3.01 if Holdings is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 3.01(e) as though it were a Lender (provided that all forms required under Section 3.01(e) shall instead be delivered to the applicable Lender).

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

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(g) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time a Lender serving as L/C Issuer or Swing Line Lender assigns all of its Revolving Credit Commitment and Revolving Credit Loans pursuant to subsection (b) above, such Lender may, (i) upon thirty (30) days’ notice to the Borrowers and the other Lenders, resign as the L/C Issuer and/or (ii) upon thirty (30) days’ notice to the Borrowers, resign as the Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, Holdings shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by Holdings to appoint any such successor shall affect the resignation of the retiring entity as L/C Issuer or Swing Line Lender, as the case may be. If any entity serving as L/C Issuer resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If the entity serving as Swing Line Lender resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender and the acceptance of such appointment by such successor, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit.

Section 11.07 Treatment of Certain Information; Confidentiality. The Administrative Agent, the Lenders and the L/C Issuer agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective auditors and Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested or required by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (except that the parties agree to the extent permitted that they will not disclose information of the kind described by s275(1) of the PPSA except as permitted by any other provision of this clause or required by another law or regulation); provided that the Administrative Agent, the Lenders and the L/C Issuer will, to the extent practicable, promptly provide Holdings with an opportunity to seek a protective order or other measure ensuring confidential treatment of the Information, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 11.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender (it being understood that Persons to whom such disclosure is made will be informed of the confidential nature of such Information and agree to keep such Information confidential), (ii) any direct, indirect, actual or prospective counterparty (or its advisors) to any swap, derivative or securitization transaction relating to any Borrower and its obligations, or (iii) to any credit insurance provider relating to any Borrower and its obligations, (g) with the consent of Holdings or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 11.07 or (y) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a non-confidential basis from a source other than Holdings or any of its Subsidiaries other than as a result of a breach of a confidentiality agreement or fiduciary duty of which the Administrative Agent or the applicable Lender or

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the L/C Issuer has actual knowledge. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Agents and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.

For purposes of this Section 11.07, “Information” means all information received from Holdings or any Subsidiary relating to Holdings or any Subsidiary or any of their respective businesses (including information regarding potential acquisitions or dispositions) other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a non-confidential basis prior to disclosure by Holdings or any Subsidiary; provided that in the case of information received from Holdings or any Subsidiary after the Original Closing Date such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

The Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning Holdings or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States federal and state securities Laws.

Section 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section 11.08 are in addition to all other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have under applicable Law or otherwise. Each Lender and the L/C Issuer agrees to notify Holdings and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the unpaid principal of the Loans or, if it exceeds such unpaid

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principal, refunded to the applicable Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or any Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude optional prepayments and the effects thereof and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 11.10 Integration. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof, the Original Closing Date Transaction, the Restatement Date Transactions, the Second Restatement Date Transactions, the Third Restatement Date Transactions, the Second Amendment Closing Date Transactions, the financing of the Original Closing Date Transaction, the financing of the Restatement Date Transactions, the financing of the Second Restatement Date Transactions, the financing of the Third Restatement Date Transactions and the financing of the Second Amendment Closing Date Transactions, and supersede any and all previous agreements and understandings, oral or written, relating to the foregoing; provided that the foregoing shall not apply to (i) the Second Amended and Restated Commitment Letter (Acco), dated as of January 13, 2012, from Barclays Bank PLC; Bank of America; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Bank of Montreal and SunTrust Bank to Holdings, (ii) the Second Amended and Restated Commitment Letter (SpinCo), dated as of January 13, 2012, from Barclays Bank PLC; Bank of America; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Bank of Montreal and SunTrust Bank to Holdings, (iii) the Second Amended and Restated Fee Letter (Acco), dated as of January 13, 2012, from Barclays Bank PLC; Bank of America; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Bank of Montreal and SunTrust Bank to Holdings, (iv) the Second Amended and Restated Fee Letter (SpinCo), dated as of January 13, 2012, from Barclays Bank PLC; Bank of America; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Bank of Montreal and SunTrust Bank to Holdings, (v) that certain Letter Agreement (Term Loan), dated as of the Original Effective Date, among Barclays Bank PLC; Bank of America; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Bank of Montreal; SunTrust Bank and SunTrust Robinson Humphrey, Inc. to Holdings, (vi) the provisions of the Restatement Engagement Letter that expressly survive pursuant to the terms set forth therein, (vii) the provisions of the Third Restatement Engagement Letter that expressly survive pursuant to the terms set forth therein and (viii) the Third Restatement Fee Letter.

Section 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

Section 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, then, to the fullest extent permitted by law, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor

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Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 11.13 Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender shall have not consented to any proposed amendment, modification, termination, waiver or consent requiring the consent of all Lenders or all affected Lenders as contemplated by Section 11.01 and the consent of the Required Lenders, Required Revolving Credit Lenders, Required Term A Lenders, Required Term B Lenders or Required Incremental Term Loan Lenders, as applicable, has been obtained, or if any Lender is a Defaulting Lender, then Holdings may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) Holdings shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b)(iv);

(b) such Lender shall have received payment of an amount equal to the sum of (i) the outstanding principal of its Loans and L/C Advances and (ii) accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d) such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

Each Lender and each L/C Issuer hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender or such L/C Issuer, as the case may be, as assignor, any Assignment and Assumption necessary to effectuate or document any assignment of such Lender’s or the L/C Issuer’s interests hereunder in the circumstances contemplated by this Section 11.13.

Section 11.14 Governing Law; Jurisdiction; Etc.

(a) Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE THEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

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(b) Submission to Jurisdiction. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) Waiver of Venue. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 11.14. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15.

Section 11.16 No Advisory or Fiduciary Responsibility.

(a) In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document),

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each Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, the Co-Documentation Agents and the Syndication Agents are arm’s-length commercial transactions between the Borrowers and their Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Co-Documentation Agents, the Syndication Agents, on the other hand, (B) the Borrowers have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate, and (C) the Borrowers are capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Arrangers, the Co-Documentation Agents, the Syndication Agents each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers or any of their Affiliates, or any other Person and (B) neither the Administrative Agent, the Arrangers, the Co-Documentation Agents, the Syndication Agents have any obligation to any Borrower or any of their Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers, the Co-Documentation Agents, the Syndication Agents and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their Affiliates, and none of the Administrative Agent, the Arrangers, the Co-Documentation Agents, the Syndication Agents have any obligation to disclose any of such interests to any Borrower or its Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers, the Co-Documentation Agents, the Syndication Agents with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

(b) Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Arrangers, the Syndication Agents and the Co-Documentation Agents each in their respective capacities as such shall not have any duties or responsibilities that are not expressly set forth herein, nor shall the Arrangers, the Syndication Agents and the Co-Documentation Agents have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Arrangers, the Syndication Agents and the Co-Documentation Agents in their capacities as such, except those that are expressly set forth herein. At any time that any Lender serving (or whose Affiliate is serving) as an Arranger, a Syndication Agent and a Co-Documentation Agent shall have transferred to any other Person (other than any Affiliates) all of its interests in the Loans, such Lender (or an Affiliate of such Lender acting as an Arranger, a Syndication Agent and a Co-Documentation Agent) shall be deemed to have concurrently resigned as such Arranger, Syndication Agent and Co-Documentation Agent.

Section 11.17 Electronic Execution of Assignments and Certain Other Documents. The words “delivery”, “execute”, “execution”, “signed”, “signature” and words of like import in any Loan Document, any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on or similar to the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided further without limiting

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the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

Section 11.18 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower and each Guarantor, which information includes the name and address of each Borrower and each Guarantor and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Borrower and each Guarantor in accordance with the Act. Each Borrower shall, and shall cause each Guarantor to, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

Section 11.19 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of any Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, each Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss.

Section 11.20 Holdings as Agent for Borrowers. Each Borrower hereby irrevocably appoints Holdings as its agent and attorney-in-fact for all purposes under this Agreement and each other Loan Document, which appointment shall remain in full force and effect unless and until the Administrative Agent shall have received prior written notice signed by the respective appointing Borrower that such appointment has been revoked. Each Borrower hereby irrevocably appoints and authorizes Holdings (i) to provide the Administrative Agent with all notices with respect to Loans and Letters of Credit obtained for the benefit of any Borrower and all other notices and instructions under this Agreement or any other Loan Document and (ii) to take such action as Holdings deems appropriate on its behalf to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement and the other Loan Documents. It is understood that the handling of the Collateral of the respective Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that the Lenders shall not incur liability to any Borrower as a result hereof. Each Borrower expects to derive benefit, directly or indirectly, from the handling of the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the consolidated group. To induce the Agents and the Lenders to do so, and in consideration thereof, each Borrower hereby jointly and severally agrees to indemnify each Agent and each Lender and hold each Agent and each Lender harmless against any and all liability, expense, loss or claim of damage or injury, made against any Agent or any Lender by any Borrower or by any third party whosoever, arising

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from or incurred by reason of (a) the handling of the Collateral of the Borrowers as provided in this Agreement or (b) the Agents’ and the Lenders’ relying on any instructions of Holdings, or (c) any other action taken by the Agents or the Lenders hereunder or under the other Loan Documents, except that the Borrowers will have no liability to any Lender or any Agent with respect to any such liability, expense, loss or claim of damage or injury to the extent the same has been finally determined by a court of competent jurisdiction to have resulted from the gross negligence, or willful misconduct or intentional breach in bad faith of their Obligations under the Loan Documents of such Lender or such Agent, as the case may be.

Section 11.21 Waiver of Sovereign Immunity. Each of the Loan Parties, in respect of itself, its Subsidiaries, its process agents, and its properties and revenues, hereby irrevocably agrees that, to the extent that such Loan Party, its Subsidiaries or any of its properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in the United States or elsewhere, to enforce or collect upon the Loans or any Loan Document or any other liability or obligation of such Loan Party or any of its Subsidiaries related to or arising from the transactions contemplated by any of the Loan Documents, including, without limitation, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, such Loan Party, for itself and on behalf of its Subsidiaries, hereby expressly waives, to the fullest extent permissible under applicable law, any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere. Without limiting the generality of the foregoing, each Loan Party further agrees that the waivers set forth in this Section 11.21 shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes thereof.

Section 11.22 Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any covenant hereunder, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant hereunder shall not avoid the occurrence of a Default or Event of Default if such action is taken or condition exists.

Section 11.23 Lenders as Perfection Agents. Solely for purposes of perfecting the Liens of each Lender with respect to any Deposit Account or Securities Account maintained by a Loan Party under the Control (as defined in Section 9-104 or Section 8-106 of the UCC, as applicable) of a Lender (or an Affiliate thereof), such Lender (or Affiliate thereof) agrees, subject to Section 9 of the UCC, to also hold Control over such Deposit Accounts or Securities Accounts as gratuitous agent for the benefit of the other Lenders. No Lender (or Affiliate thereof) shall owe any fiduciary or other duty to any other Lender.

Section 11.24 Effect of Amendment and Restatement of the Second Amended and Restated Credit Agreement. As of the Second Amendment Closing Date, this Agreement shall amend and restate the Third Amended and Restated Credit Agreement (as amended by the First Amendment thereto), but shall not constitute a novation thereof or in any way impair or otherwise affect the rights or obligations of the parties thereunder (including with respect to Loans and representations and warranties made thereunder) except as such rights or obligations are amended or modified hereby. The Second Amended and Restated Credit Agreement as amended and restated hereby shall be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered pursuant to or in connection with the Second Amended and Restated Credit Agreement not amended and restated in connection with the entry of the parties into this Agreement shall remain in full force and effect, each in accordance with its terms, as of the date of delivery or such other date as contemplated by such document, instrument or agreement to the same extent as if the modifications to the Second Amended and Restated Credit Agreement contained herein were set forth in an amendment to the Second Amended and Restated Credit Agreement in a customary form, unless such document, instrument or agreement has otherwise been terminated or has expired in

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accordance with or pursuant to the terms of this Agreement, the Second Amended and Restated Credit Agreement or such document, instrument or agreement or as otherwise agreed by the required parties hereto or thereto.

Section 11.25 Ratification of Loan Documents. As of the Second Amendment Closing Date, this Agreement shall amend and restate the Third Amended and Restated Credit Agreement (as amended by the First Amendment thereto), but shall not constitute a novation thereof or in any way impair or otherwise affect the rights of the Agents or any Secured Party, and each party hereto hereby agrees that (a) notwithstanding the effectiveness of the amendment and restatement of the Second Amended and Restated Credit Agreement, the Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) the Collateral Documents and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

Section 11.26 Swedish law Security Confirmation. GBC International, Inc. agrees for the benefit of the Administrative Agent and the other Secured Parties that the security and Liens granted or created under the Swedish Pledge Agreement will continue in full force and effect notwithstanding the amendment and restatement of the Second Amended and Restated Credit Agreement pursuant to the Third Amendment and extends to the liabilities and obligations of the Loan Parties to the Secured Parties under the Loan Documents, as amended and restated by the Third Amendment.

Section 11.27 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 11.28 Consent regarding Dissolution of ACCO Brands Colombia. Notwithstanding anything to the contrary contained herein, Agent and Lenders hereby consent to the dissolution or liquidation of ACCO Brands Colombia S.A.S and/or the declaration of any intercompany loans payable by ACCO Brands Colombia S.A.S to Holdings or any Subsidiary as unpayable.

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Section 11.29 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

Section 11.30 The Banking Code of Practice. The Banking Code of Practice of the Australian Banking Association does not apply to the Loan Documents or any banking services provided under them.

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